                                                     Reg. Nos. 33-65478/811-7834

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM N-1A


REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933                                             [X]

    Pre-Effective Amendment No.                                    [ ]
    Post-Effective Amendment No.   11                              [X]


                                     and/or


REGISTRATION STATEMENT UNDER THE INVESTMENT
COMPANY ACT OF 1940

    Amendment No.   13                                             [X]


                        (Check appropriate box or boxes.)

                         COLUMBIA HIGH YIELD FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

1301 SW Fifth Avenue, PO Box 1350, Portland, Oregon  97207
(Address of Principal Executive Offices)             (Zip Code)

Registrant's Telephone Number, including Area Code:  (503) 222-3600

Jeff B. Curtis
1301 SW Fifth Avenue, PO Box 1350, Portland, Oregon  97207
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing will become effective (Check appropriate box)

     X   immediately upon filing pursuant to paragraph (b)
    ___
    ___  on __________ pursuant to paragraph (b)
    ___  60 days after filing pursuant to paragraph (a)(1)
    ___  on __________ pursuant to paragraph (a)(1)
    ___  75 days after filing pursuant to paragraph (a)(2)
    ___  on __________ pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

    ___ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                            [Bird in Circle Symbol]

                                 COLUMBIA FUNDS

                         INVESTMENT GUIDE AND PROSPECTUS


                                February 25, 2002


                           COLUMBIA COMMON STOCK FUND
                              COLUMBIA GROWTH FUND
                        COLUMBIA INTERNATIONAL STOCK FUND
                              COLUMBIA SPECIAL FUND
                             COLUMBIA SMALL CAP FUND
                        COLUMBIA REAL ESTATE EQUITY FUND
                            COLUMBIA TECHNOLOGY FUND
                          COLUMBIA STRATEGIC VALUE FUND
                             COLUMBIA BALANCED FUND
                          COLUMBIA SHORT TERM BOND FUND
                      COLUMBIA FIXED INCOME SECURITIES FUND
                      COLUMBIA NATIONAL MUNICIPAL BOND FUND
                       COLUMBIA OREGON MUNICIPAL BOND FUND
                            COLUMBIA HIGH YIELD FUND
                          COLUMBIA DAILY INCOME COMPANY

DEAR INVESTOR:

We are pleased to present the Columbia Funds 2002 Prospectus. Whether you want to open a new account or add to an existing account, all you need to know about investing with Columbia is available in the following pages.


We'd like to call your attention to Columbia Small Cap Fund, which has announced its intention to close to new investors on March 1, 2002. The Fund is closing in an effort to preserve the manager's ability to deliver competitive performance. Once assets reach a significant level, it becomes more challenging for an investment manager to run a small cap fund effectively. Since small cap companies tend to have small trading volumes, it can be difficult to buy and sell large blocks of stock without causing erratic or abrupt price movements. The Fund has grown steadily since its inception in 1996, thanks to competitive performance and strong cash flows. Consequently, the Fund's Board of Directors and Investment Team believe that closing the Fund is in the best interest of our current shareholders. For details about the Fund's closure and exceptions for accepting new investments, please refer to page 54 of the prospectus. You may also find more information, as well as other news about the Columbia Funds, at www.columbiafunds.com.

As always, Columbia seeks to provide shareholders with a broad range of investment opportunities. We are committed to pursuing above-average, long-term investment returns while managing downside risk. To gain a better understanding of the Funds' investment goals and strategies, as well as performance history and expenses, we encourage you to review the prospectus carefully. If you have any questions, please call 1-800-547-1707, and an Investor Services Representative would be happy to assist you.


Thank you for your interest in Columbia Funds.

Sincerely,



/s/ Thomas L. Thomsen                          /s/ Jeff B. Curtis
------------------------------------           ---------------------------------
Thomas L. Thomsen                              Jeff B. Curtis
Chairman and Chief Executive Officer           President
Columbia Funds Management Company              Columbia Funds Management Company



                             Not part of Prospectus

                              1
                             Not part of Prospectus



                              THE COLUMBIA FAMILY
                               of  NO-LOAD FUNDS
--------------------------------------------------------------------------------


By sharing the
cost of paying for
experienced money
managers, mutual
fund shareholders
receive professional
financial management
at a lower cost.
                                                    INTRODUCING  COLUMBIA  FUNDS

Columbia Funds are managed for high quality investment results with a commitment to personalized service and low cost. At Columbia, you'll pay no commissions or 12b-1 fees that reduce your investment return. That means all your money goes to work for you. With over 30 years of serving savvy investors, Columbia was one of the first investment managers to provide no-load mutual funds. Today, we are proud to offer a family of 15 mutual funds designed to meet a wide range of investment objectives.

THE BENEFITS OF MUTUAL FUND INVESTING

A mutual fund offers many advantages that are not available to individual investors, such as professional financial management, greater convenience, and lower cost.

If you were to invest directly in all the securities held by your fund, for example, the recordkeeping and tax reporting would be overwhelming. But with mutual funds, shareholders essentially hire a team of experts to manage and track their money. These experts range from the individual analysts who study and research the securities held by your fund, to the accountants who measure your fund's performance and prepare your financial reports. This approach to investing gives all shareholders of a mutual fund the kind of professional services they desire, at a cost they can afford.

Best of all, mutual funds, by their nature, are diversified investment vehicles. Mutual funds generally invest among many different sectors and securities simultaneously, which reduces the risk of investing in a single security and provides more diversification then any investor could hope to achieve on his or her own.

INTRODUCING COLUMBIA FUNDS

No matter what your investment objective, risk tolerance or time frame, you can build a portfolio to effectively meet your needs with Columbia Funds. The attached prospectus describes the Funds in full detail, helping you meet your investment objectives today and in the future.

                              2
                             Not part of Prospectus



                               INVESTMENT REWARDS
--------------------------------------------------------------------------------
               [LINE GRAPH OF A ONE-DOLLAR INVESTMENT 1926-2001]

[TABLE OF AVERAGE ANNUAL TOTAL RETURNS 1926-2001]
Since stocks have
historically provided
the highest
investment returns
compared to other
assets, they may
provide you with the
best opportunity for
long-term growth.


SMALL COMPANY STOCKS........................................  $7,860.05   12.5%
LARGE COMPANY STOCKS........................................  $2,279.13   10.7%
LONG-TERM GOVERNMENT BONDS..................................  $   50.66    5.3%
U.S. TREASURY BILLS.........................................  $   17.20    3.8%
INFLATION...................................................  $    9.87    3.1%


Generally speaking, the more risk you are willing to accept, the greater your potential for higher returns. As the chart below illustrates, stocks have experienced the greatest long-term investment results, but with a higher degree of volatility or short-term price risk.

SMALL COMPANY STOCKS are represented by the fifth capitalization quintile of stocks on the New York Stock Exchange for the period 1926 through 1981, and the performance of the Dimensional Fund Advisors (DFA) Small Company Fund thereafter. LARGE COMPANY STOCKS are represented by the Standard & Poor's 500 Stock Index, which is an unmanaged index generally considered to be representative of the U.S. stock market. LONG-TERM GOVERNMENT BONDS are represented by a one-bond portfolio with a maturity near 20 years. Long-term government bonds are backed by the full faith and credit of the U.S. Government. TREASURY BILLS are represented by rolling over each month, a one-bill portfolio containing, at the beginning of each month, the bill having the shortest maturity not less than one month. Treasury Bills are generally considered to be representative of cash-equivalent investments. INFLATION is represented by the Consumer Price Index.

Past performance, of course, cannot guarantee future results, but many investors find it helpful in making their investment decisions. These indices are not available for direct investment by investors, and their performance is not intended to imply past or future performance of any investment, including Columbia Funds.


Source: Stocks, Bonds, Bills and Inflation(R) 2002 Yearbook, (C)2002 Ibbotson Associates, Inc. Based on copyrighted works by Ibbotson and Sinquefield.

Used with permission. All rights reserved.

                              3
                    Not part of Prospectus



                                INVESTMENT RISK
--------------------------------------------------------------------------------

                                                    INTRODUCING  COLUMBIA  FUNDS

Investing involves risk in order to achieve return. Mutual fund investing can involve different kinds of risk depending upon your personal circumstances and the type of fund in which you invest. With a thorough understanding of the risks associated with your funds, you can build a portfolio that best meets your needs while improving your chances for greater return.

                           -- MARKET/DOWNSIDE RISK --
Market risk refers to the possibility of loss to your investment. Economic factors such as recession, inflation and changing interest rates can all influence stock and bond markets, thus affecting the value of your investment. Stock prices may fluctuate in response to the activities and financial prospects of the issuing company. The degree to which your investment fluctuates determines how volatile it is. As a general rule, the greater the volatility of your investment, the greater its potential for higher long-term returns.

                            -- INTEREST RATE RISK --

Interest rate risk refers to the effect that fluctuations in interest rates have on existing bonds. Since bonds are issued with a fixed rate of interest, their day-to-day value fluctuates in response to changes in current interest rates. When interest rates go up, the value of an existing bond goes down because it is paying a lower rate than what investors could obtain in the current market. When interest rates go down, existing bonds increase in value because they are paying a higher rate than newly issued bonds.


                               -- CREDIT RISK --
Credit risk refers to the ability of a bond issuer to meet its principal and interest payments when due. If a company that issues a bond experiences financial difficulty or fails, the bondholders may not be paid the promised interest or the full amount of their principal. In exchange for greater safety, however, higher quality bonds are issued with a lower interest rate. Likewise, lower quality bonds generally pay a higher interest rate to compensate investors for greater credit risk.

                              -- INFLATION RISK --
Inflation poses a risk to investors who invest exclusively in fixed income instruments, such as bond or money market funds, because there is a chance that the returns on these instruments may not keep pace with inflation. Inflation represents the rising cost of goods and services over time.

                            -- INTERNATIONAL RISK --

Investing outside the United States adds another element of risk to your portfolio. While foreign markets offer investment opportunity and diversification, they may be less mature and less regulated than U.S. financial markets. The issuer of an international security may be subject to greater political or economic uncertainty, and foreign securities can also gain or lose value when converted from one currency to another. All these factors may affect volatility and returns of a mutual fund investing in foreign securities.

                              4
                             Not part of Prospectus



                        THE KEYS TO SUCCESSFUL INVESTING
--------------------------------------------------------------------------------

The key to successful investing is to balance the amount of risk in your portfolio with your desired investment objective, your investment time frame, and your personal tolerance for risk.

MUTUAL FUND SHARES ARE NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENTAL ENTITY; ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK; AND INVOLVE RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.


No matter what investment you choose, there are never any guarantees about your ultimate performance results. But there are strategies you can follow to help manage risk, improve your chances for accumulating wealth and pursue your financial goals with greater confidence.

                                -- DIVERSIFY --
It is possible to offset the risks of one type of investment by simultaneously spreading your dollars among other investments. In this way, you balance the greater price volatility of stocks, for example, with the more stable, income-generating nature of bonds. This is called diversification. Diversification also can be accomplished by investing broadly within a particular type of asset, such as investing in several different stock funds at one time -- like a large stock fund, a small stock fund and an international stock fund.

                             -- STAY THE COURSE --

To benefit from all that a diversified investment portfolio has to offer, it's best to focus on the long term. Attempting to chase returns through frequent buying and selling of fund shares can be a risky business. Investors who seek "home runs" with their investments put themselves at risk to "strike outs." This kind of investment strategy can take its toll on your long-term performance results. Investors with a long-term horizon -- at least five years -- should be less concerned about short-term volatility and should be better equipped to ride out the market's normal ups and downs.

                             -- INVEST REGULARLY --
Another effective way to maximize your portfolio's growth potential and manage risk is to invest regularly, regardless of what is happening in the markets. As prices go down, your regular investment will buy more shares. When prices rise, you will buy less shares, but the shares you already own will increase in value. This well-known technique is called dollar cost averaging. Of course, a program of regular investing cannot guarantee a profit or protect against loss in a declining market, but it can help you develop the necessary discipline to build wealth for the future.

                                                             TABLE  OF  CONTENTS

                               FEBRUARY 25, 2002
                                   PROSPECTUS
--------------------------------------------------------------------------------
                               TABLE OF CONTENTS


INTRODUCTION                 1        A TEAM APPROACH TO INVESTING
                             2        RISK OF INVESTING IN MUTUAL FUNDS
------------------------------------------------------------------------------
INFORMATION                  2        STOCK FUND INVESTING
ABOUT                        3        BOND FUND INVESTING
COLUMBIA FUNDS               4        COLUMBIA COMMON STOCK FUND
                             7        COLUMBIA GROWTH FUND
                             10       COLUMBIA INTERNATIONAL STOCK FUND
                             13       COLUMBIA SPECIAL FUND
                             16       COLUMBIA SMALL CAP FUND*
                             19       COLUMBIA REAL ESTATE EQUITY FUND
                             22       COLUMBIA TECHNOLOGY FUND
                             26       COLUMBIA STRATEGIC VALUE FUND
                             29       COLUMBIA BALANCED FUND
                             32       COLUMBIA SHORT TERM BOND FUND
                             35       COLUMBIA FIXED INCOME SECURITIES FUND
                             38       COLUMBIA NATIONAL MUNICIPAL BOND FUND
                             41       COLUMBIA OREGON MUNICIPAL BOND FUND
                             44       COLUMBIA HIGH YIELD FUND
                             47       COLUMBIA DAILY INCOME COMPANY
------------------------------------------------------------------------------
MANAGEMENT                   49       COLUMBIA INVESTMENT TEAM
------------------------------------------------------------------------------
INVESTOR                     52       INSTRUCTIONS FOR ACCOUNTS
SERVICES                     54       PURCHASING SHARES
                             55       SELLING (REDEEMING) SHARES
                             56       IMPORTANT FUND POLICIES
                             60       DISTRIBUTIONS AND TAXES
------------------------------------------------------------------------------
MORE ABOUT                   63       PORTFOLIO SECURITIES
THE FUNDS                    66       MORE ABOUT RISKS



*Effective March 1, 2002, the Fund is closed to new investors. For information, see "Purchasing Shares" on page 54.



As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed on the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                              THE COLUMBIA FAMILY
                               of  NO-LOAD FUNDS

                           COLUMBIA COMMON STOCK FUND
--------------------------------------------------------------------------------
                              COLUMBIA GROWTH FUND
--------------------------------------------------------------------------------
                       COLUMBIA INTERNATIONAL STOCK FUND
--------------------------------------------------------------------------------
                             COLUMBIA SPECIAL FUND
--------------------------------------------------------------------------------
                            COLUMBIA SMALL CAP FUND
--------------------------------------------------------------------------------
                        COLUMBIA REAL ESTATE EQUITY FUND
--------------------------------------------------------------------------------
                            COLUMBIA TECHNOLOGY FUND
--------------------------------------------------------------------------------
                         COLUMBIA STRATEGIC VALUE FUND
--------------------------------------------------------------------------------
                             COLUMBIA BALANCED FUND
--------------------------------------------------------------------------------
                         COLUMBIA SHORT TERM BOND FUND
--------------------------------------------------------------------------------
                     COLUMBIA FIXED INCOME SECURITIES FUND
--------------------------------------------------------------------------------
                     COLUMBIA NATIONAL MUNICIPAL BOND FUND
--------------------------------------------------------------------------------
                      COLUMBIA OREGON MUNICIPAL BOND FUND
--------------------------------------------------------------------------------
                            COLUMBIA HIGH YIELD FUND
--------------------------------------------------------------------------------
                         COLUMBIA DAILY INCOME COMPANY
--------------------------------------------------------------------------------

                                  INTRODUCTION
--------------------------------------------------------------------------------
Individual
analysts track specific
market sectors or
industries, identifying
securities within
those areas that are
expected to reward
shareholders.
                                                                    INTRODUCTION

This Prospectus is designed to provide you with important information about investing in Columbia Funds. Each Fund is presented separately with descriptions of the following:

       GOAL AND STRATEGY [MAN W/TELESCOPE SYMBOL]
       ---------------------------------------------
       INVESTMENT RISKS [FIRE SYMBOL]
       ---------------------------------------------
       WHO SHOULD INVEST? [FACES SYMBOL]
       ---------------------------------------------
       HISTORICAL PERFORMANCE [GRAPH SYMBOL]
       ---------------------------------------------
       EXPENSES [PERCENT SIGN SYMBOL]
       ---------------------------------------------
       FINANCIAL HIGHLIGHTS [MONEY BAG SYMBOL]
       ---------------------------------------------

For additional information about the strategies and risks of the Funds, please refer to "More About the Funds" in the back of this Prospectus.

A TEAM APPROACH TO INVESTING
Columbia takes a unique approach to investing, where all Funds are managed using the expertise of the entire Investment Team. Through this team effort, individual analysts and portfolio managers have responsibility for tracking specific sectors or industries of the market, identifying securities within those areas that are expected to reward shareholders. This investment strategy is an integral part of security selection for all Funds.

As part of its active management, Columbia's Investment Team meets weekly to review and discuss the dynamics of the overall investment and economic environment, taking into account broad indicators such as economic growth, inflation, interest rates, monetary policy, demographics and money flows. This evaluation leads to the development of broad investment themes, which create a framework for industry and stock selection, as well as the selection of market capitalizations for certain funds. Investment themes are based on the review and discovery of changes in the environment that may not yet be widely recognized or understood by the rest of the investment community. Themes are also developed based on secular trends that the Investment Team sees unfolding over a long period of time.

For the equity investment team, this "top down" overview is combined with a thorough review of market sectors and securities within those sectors. This process includes a bottom-up review of individual companies. The equity investment team looks at factors such as financial condition, quality of management, industry dynamics, earnings growth, profit margins, sales trends, dividend payment history and potential, price/earnings and price/book ratios, as well as investments in research and development.



The fixed income team uses a top down approach to determine sector emphasis between different types of fixed income instruments. Like the equity investment team, Columbia's fixed income team is made up of various specialists who have responsibility for analyzing and selecting particular securities. The fixed income team works to appropriately shift emphasis between levels of quality, maturity, coupon and types of debt instruments based on their relative attractiveness. The fixed income team uses a proprietary horizon analysis model to gauge the performance of different bonds and the portfolios under various interest rate scenarios. Also, bottom-up security analysis is undertaken to consider the credit worthiness of issuers, particularly for bonds with below investment-grade credit ratings.


RISK OF INVESTING IN MUTUAL FUNDS


Mutual funds are not bank deposits and are not insured or endorsed by any bank, government agency or the FDIC. The value of your investment will likely fluctuate. Because you could lose money by investing in mutual funds, please be sure to read all the risk disclosure carefully before investing. The description of each Fund contains a discussion of principal investment risks, and a more detailed discussion of risks is available beginning on page 66, "More about Risks."


                        INFORMATION ABOUT COLUMBIA FUNDS
--------------------------------------------------------------------------------

STOCK FUND INVESTING


Columbia's stock funds invest principally in the stocks of public companies. Companies sell shares of stock to help finance their business. Returns on stocks are earned through a combination of dividends paid on each share and any increase or decrease in the market price of the shares. The smaller the market capitalization of a company (the total value of a company's outstanding stock), generally the less likely it will pay dividends. That's because companies with small market capitalizations tend to use excess earnings to help fund growth. The investment strategy of a number of the equity funds described in this Prospectus is shaped, in part, by the market capitalization of the companies in which the Funds may invest.

                                             INFORMATION  ABOUT  COLUMBIA  FUNDS

Generally, stock fund returns fluctuate more than bond and money market fund returns, but stocks historically have offered investors the most long-term growth. Columbia's stock funds vary in their level of risk or volatility, depending upon the types and average market capitalization of the stocks they hold. As a general rule, the smaller a company's market cap, the more volatile its stock price is likely to be.

BOND FUND INVESTING

Bonds are often called fixed income investments because they earn a fixed rate of interest. Bonds are issued by corporations as well as by local, state and federal governments and their agencies to raise money. The issuer of a bond is borrowing money from investors. A bond represents a promise to pay back this money (referred to as principal or face amount) at a specified time (maturity date), plus a specified amount of interest (coupon).

Investment return on a bond is earned through the payment of interest and any price appreciation or depreciation if the bond is sold before maturity. Most bonds pay interest every six months. Because bond funds consist of many bonds that are bought and sold on an ongoing basis, a bond fund investment does not have a maturity date and does not earn a fixed interest rate. In addition, the share price of a bond fund fluctuates daily to reflect the current value of all bonds in the fund. The maturities of all the bonds within a bond fund can be combined to determine its average maturity. Generally, the longer the average maturity of a bond fund portfolio, the more sensitive its net asset value to changes in interest rates.

Another distinguishing characteristic of a bond fund is its average credit quality. Generally, the lower the credit quality of bonds in a portfolio, the more sensitive the fund's net asset value to the activities and financial prospects of the companies issuing the bonds, as well as to general economic and market conditions.

While bonds have not generated as high an investment return as stocks over time, their returns are generally less volatile.

COLUMBIA COMMON STOCK FUND
-----------------------------------------------------------------------------

       GOAL AND STRATEGY [Man w/ telescope symbol]
--------------------------------------
The Fund seeks capital appreciation by investing, under normal market conditions, at least 80% of its assets in stocks of large-cap, well-established companies. Many of the Fund's stocks have a history of paying level or rising dividends and are expected to continue paying dividends.


The Fund may also invest, to a limited extent, in foreign securities, including American Depositary Receipts.


       INVESTMENT RISKS [Fire Symbol]
------------------------------------
This Fund has stock market risk, which means the Fund's stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic conditions. You could lose money as a result of your investment.


Sector risk refers to the chance that the Fund's returns could be hurt significantly by problems affecting a particular market sector. With a potentially significant portion of the Fund's total assets invested in technology stocks, sector risk may be high for the Fund.


When the Fund invests in foreign issuers, its total return may be affected by fluctuations in currency exchange rates or political or economic conditions in a particular country.

       WHO SHOULD INVEST? [Faces Symbol]
-----------------------------------------
This Fund is most appropriate for:

- Long-term investors

- Investors seeking a large-cap fund to balance their bond or small- and mid-cap stock portfolios

- Those willing to accept short-term price fluctuations

       HISTORICAL PERFORMANCE [Graph Symbol]
------------------------------------------------

The bar chart below illustrates how the Fund's total return has varied from year to year, while the table on page 5 compares Fund performance over time (before and after taxes) to a broad market index. This information may help provide an indication of the Fund's risks and potential rewards. All figures assume the reinvestment of dividends. Past performance cannot guarantee future results.

                       [BAR CHART NUMBERS IN PERCENTAGES]

1992                                                                              9.99
1993                                                                             16.44
1994                                                                              2.06
1995                                                                             30.84
1996                                                                             20.71
1997                                                                             25.37
1998                                                                             26.28
1999                                                                             25.76
2000                                                                             -5.73
2001                                                                            -17.60

BEST QUARTER: 4Q '98 at 23.30%        WORST QUARTER: 3Q '01 at -17.43%

                                                                    STOCK  FUNDS

       HISTORICAL PERFORMANCE (CONT.) [Graph Symbol]
----------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS            AS OF 12/31/01


                                                      1 Year       5 Years      10 Years
 Columbia Common Stock Fund                           -17.60%       9.11%         12.31%
   Return After Taxes on Distributions                -17.72%       6.95%          9.92%
   Return After Taxes on Distributions and Sale of    -10.70%       7.10%          9.57%
    Fund Shares
--------------------------------------------------
 S&P 500 Index                                        -11.88%      10.70%         12.93%
   (reflects no deductions for fees, expenses or taxes)
--------------------------------------------------


The S&P 500 is an unmanaged index generally considered representative of the U.S. stock market.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you hold shares of the Fund through tax-deferred accounts, such as 401(k) plans or individual retirement accounts (IRAs).


       EXPENSES [Percent Sign Symbol]
-----------------------
As a Columbia shareholder, you pay no transaction fees such as sales loads or redemption and exchange fees when you buy or sell shares. The table below describes the annual expenses you may pay when you hold Fund shares.
 ANNUAL FUND OPERATING EXPENSES
 (expenses that are paid out of Fund assets)

 Management Fees                                        0.60%
 Distribution and/or Service (12b-1) Fees                None
 Other Expenses                                         0.20%
             Total Annual Fund Operating Expenses       0.80%

This is a hypothetical example intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Although your actual cost may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming: 1) a 5% annual return, 2) the Fund's operating expenses remain the same, 3) you redeem all your shares at the end of the periods shown, and 4) all distributions are reinvested.

1 YEAR        3 YEARS  5 YEARS  10 YEARS
    $82       $255     $444     $990

       FINANCIAL HIGHLIGHTS [Money bag Symbol]
------------------------------------------
This table will help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. Total return shows how much your Fund investment increased or decreased during each period, assuming reinvested dividends and distributions. PricewaterhouseCoopers LLP, independent accountants, has audited this information. Their report, along with the Fund's financial statements, is included in the Funds' annual report, which is available upon request.


                                                                     2001          2000          1999          1998          1997
                                                                   ------        ------        ------        ------        ------
NET ASSET VALUE, BEGINNING OF YEAR.........................        $24.34        $28.90        $24.40        $22.02        $19.26
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)..............................          0.07         (0.01)         0.03          0.09          0.29
 Net realized and unrealized gains (losses) on
   investments.............................................         (4.35)        (1.54)         6.25          5.68          4.58
---------------------------------------------------------------------------------------------------------------------------------
 Total from investment operations..........................         (4.28)        (1.55)         6.28          5.77          4.87
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
 Dividends from net investment income......................         (0.07)            -         (0.03)        (0.13)        (0.27)
 Distributions from capital gains..........................         (0.02)        (3.01)        (1.75)        (3.26)        (1.84)
---------------------------------------------------------------------------------------------------------------------------------
 Total distributions.......................................         (0.09)        (3.01)        (1.78)        (3.39)        (2.11)
NET ASSET VALUE, END OF YEAR...............................        $19.97        $24.34        $28.90        $24.40        $22.02
TOTAL RETURN...............................................       -17.60%        -5.73%        25.76%        26.28%        25.37%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in thousands).....................      $681,397      $895,134      $959,910      $797,147      $783,906
Ratio of expenses to average net assets....................         0.80%         0.75%         0.77%         0.80%         0.77%
Ratio of net investment income (loss) to average net
 assets....................................................         0.32%       (0.05)%         0.09%         0.56%         1.37%
Portfolio turnover rate....................................          114%          104%           97%          141%           90%

COLUMBIA GROWTH FUND
-------------------------------------------------------------

                                                                    STOCK  FUNDS

       GOAL AND STRATEGY [Man w/ telescope symbol]
--------------------------------------

The Fund seeks capital appreciation by investing, under normal market conditions, in stocks of companies expected to experience long-term, above average earnings growth. These companies, as compared to the overall market, tend to have attractive valuations, strong competitive positions within their industry groups and the ability to grow using internal resources. The Fund intends to focus on growth stocks, which generally trade with higher price/earnings ratios, reflecting investors' willingness to pay a higher share price for potentially steady or higher earnings growth.



The Fund may also invest, to a limited extent, in foreign securities, including American Depositary Receipts.


       INVESTMENT RISKS [Fire Symbol]
------------------------------------
This Fund has stock market risk, which means the Fund's stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic conditions. You could lose money as a result of your investment.


Sector risk refers to the chance that the Fund's return could be hurt significantly by problems affecting a particular market sector. With a potentially significant portion of the Fund's total assets invested in technology stocks, sector risk may be high for the Fund.


When the Fund invests in foreign issuers, its total return may be affected by fluctuations in currency exchange rates or political or economic conditions in a particular country.

Because it concentrates on growth stocks, the Fund is subject to the risk that growth stocks may be out of favor with investors for an extended period of time.

       WHO SHOULD INVEST? [Faces Symbol]
-----------------------------------------
This Fund is most appropriate for:

- Long-term investors

- Investors seeking a fund with a growth investment strategy

- Those willing to accept short-term price fluctuations

       HISTORICAL PERFORMANCE [Graph Symbol]
------------------------------------------------

The bar chart below illustrates how the Fund's total return has varied from year to year, while the table compares Fund performance over time (before and after taxes) to a broad market index and an index with a similar investment strategy. This information may help provide an indication of the Fund's risks and potential rewards. All figures assume the reinvestment of dividends. Past performance cannot guarantee future results.

[BAR CHART NUMBERS IN PERCENTAGES]

1992                                                                             11.82
1993                                                                             13.01
1994                                                                             -0.63
1995                                                                             32.98
1996                                                                             20.80
1997                                                                             26.32
1998                                                                             30.34
1999                                                                             26.02
2000                                                                             -7.94
2001                                                                            -21.40

BEST QUARTER: 4Q '98 at 25.59%        WORST QUARTER: 3Q '01 at -22.01%

 AVERAGE ANNUAL TOTAL RETURNS            AS OF 12/31/01


                                                     1 Year        5 Years       10 Years
 Columbia Growth Fund                                -21.40%        8.47%         11.72%
   Return After Taxes on Distributions               -21.47%        6.45%          8.85%
   Return After Taxes on Distributions and Sale      -12.96%        6.74%          8.80%
    of Fund Shares
-------------------------------------------------
 S&P 500 Index                                       -11.88%       10.70%         12.93%
   (reflects no deductions for fees, expenses or taxes)
-------------------------------------------------
 Russell 1000 Growth Index                           -20.42%        8.27%         10.80%
   (reflects no deductions for fees, expenses or taxes)
-------------------------------------------------


The S&P 500 is an unmanaged index generally considered representative of the U.S. stock market. The Russell
1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you hold shares of the Fund through tax-deferred accounts, such as 401(k) plans or individual retirement accounts (IRAs).

       EXPENSES [Percent Sign Symbol]
-----------------------
As a Columbia shareholder, you pay no transaction fees such as sales loads or redemption and exchange fees when you buy or sell shares. The table below describes the annual expenses you may pay when you hold Fund shares.
 ANNUAL FUND OPERATING EXPENSES
 (expenses that are paid out of Fund assets)

 Management Fees                                        0.56%
 Distribution and/or Service (12b-1) Fees               None
 Other Expenses                                         0.16%
             Total Annual Fund Operating Expenses       0.72%

                                                                    STOCK  FUNDS

       EXPENSES (CONT.) [Percent Sign Symbol]

---------------------------------
This is a hypothetical example intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Although your actual cost may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming: 1) a 5% annual return, 2) the Fund's operating expenses remain the same, 3) you redeem all your shares at the end of the periods shown, and 4) all distributions are reinvested.

1 YEAR        3 YEARS  5 YEARS  10 YEARS
    $74       $230     $401     $894

       FINANCIAL HIGHLIGHTS [Money bag Symbol]
------------------------------------------
This table will help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. Total return shows how much your Fund investment increased or decreased during each period, assuming reinvested dividends and distributions. PricewaterhouseCoopers LLP, independent accountants, has audited this information. Their report, along with the Fund's financial statements, is included in the Funds' annual report, which is available upon request.


                                                                 2001         2000         1999         1998         1997
                                                               ------       ------       ------       ------       ------
NET ASSET VALUE, BEGINNING OF YEAR...................          $40.07       $48.91       $42.51       $34.34       $30.74
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)........................           (0.02)       (0.08)       (0.03)        0.03         0.19
 Net realized and unrealized gains (losses) on
   investments.......................................           (8.55)       (3.49)       11.09        10.39         7.90
-------------------------------------------------------------------------------------------------------------------------
 Total from investment operations....................           (8.57)       (3.57)       11.06        10.42         8.09
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
 Dividends from net investment income................               -            -        (0.00)*      (0.08)       (0.17)
 Distributions from capital gains....................           (0.15)       (5.27)       (4.66)       (2.17)       (4.32)
-------------------------------------------------------------------------------------------------------------------------
 Total distributions.................................           (0.15)       (5.27)       (4.66)       (2.25)       (4.49)
NET ASSET VALUE, END OF YEAR.........................          $31.35       $40.07       $48.91       $42.51       $34.34
TOTAL RETURN.........................................         -21.40%       -7.94%       26.02%       30.34%       26.32%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in thousands)...............      $1,325,844   $1,919,227   $2,160,739   $1,753,024   $1,324,918
Ratio of expenses to average net assets..............           0.72%        0.65%        0.65%        0.68%        0.71%
Ratio of net investment income (loss) to average net
 assets..............................................         (0.07)%      (0.18)%      (0.07)%        0.21%        0.55%
Portfolio turnover rate..............................            122%         114%         118%         105%          96%


* Amount represents less than $0.01 per share.

COLUMBIA INTERNATIONAL STOCK FUND
--------------------------------------------------------------------------------

       GOAL AND STRATEGY [MAN W/TELESCOPE SYMBOL]
--------------------------------------
The Fund seeks long-term capital appreciation by investing, under normal market conditions, at least 80% of its total assets in stocks issued by companies from at least three countries outside the U.S. While the Fund's investments are not limited by market capitalization, the Fund intends to invest primarily in companies considered to be large and well-established, based on standards of the applicable country or foreign market. Most of the Fund's stocks will be denominated in foreign currencies. This means that their value will be affected by changes in the exchange rate between the U.S. dollar and foreign currencies.



The Fund intends to invest principally in the equity securities of companies located in the following countries: Australia, Brazil, Canada, China, Denmark, Finland, France, Germany, Hong Kong, India, Ireland, Italy, Japan, Mexico, The Netherlands, New Zealand, Norway, Singapore, South Korea, Spain, Sweden, Switzerland, Taiwan, Thailand and the United Kingdom.


The Fund may also invest in securities convertible into or exercisable for stock (including preferred stock, warrants and debentures) and certain options and financial futures contracts.


       INVESTMENT RISKS [FIRE SYMBOL]
------------------------------------
This Fund has stock market risk and foreign investment risk. You could lose money as a result of your investment.

Stock market risk means the Fund's stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic conditions.


Foreign investment risk means the Fund's portfolio may decline in value due to the risks associated with international investing, such as:


- Changes in currency exchange rates

- Foreign taxes that could reduce returns


- Potential political or economic instability of the country of the issuer, especially in emerging or developing countries


- Lack of uniform accounting, auditing and financial reporting standards, with less governmental regulation and oversight than U.S. companies

- Less liquidity than U.S. securities

- Less public information compared to U.S. companies


       WHO SHOULD INVEST? [FACES SYMBOL]
-----------------------------------------
This Fund is appropriate for:

- Long-term investors

- Those seeking stock market diversification outside the U.S.

- Those willing to accept substantial price fluctuations

                                                                    STOCK  FUNDS

       HISTORICAL PERFORMANCE [GRAPH SYMBOL]
------------------------------------------------


The bar chart below illustrates how the Fund's total return has varied from year to year, while the table compares Fund performance over time (before and after taxes) to a broad market index. This information may help provide an indication of the Fund's risks and potential rewards. All figures assume the reinvestment of dividends. Past performance cannot guarantee future results.

[BAR CHART NUMBERS IN PERCENTAGES]

1993                                                                             33.37
1994                                                                             -2.47
1995                                                                              5.15
1996                                                                             16.59
1997                                                                             11.47
1998                                                                             12.83
1999                                                                             57.93
2000                                                                            -22.64
2001                                                                            -18.47

BEST QUARTER: 4Q '99 at 34.96%        WORST QUARTER: 3Q '98 at -17.69%

 AVERAGE ANNUAL TOTAL RETURNS            AS OF 12/31/01


                                                                                 Inception
                                                     1 Year        5 Years       (10/1/92)
 Columbia International Stock Fund                   -18.47%        4.61%          7.79%
   Return After Taxes on Distributions               -18.39%        2.84%          6.26%
   Return After Taxes on Distributions and Sale      -11.14%        3.62%          6.19%
    of Fund Shares
-------------------------------------------------
 MSCI EAFE Index                                     -21.21%        1.17%          6.13%
   (reflects no deductions for fees, expenses or taxes)
-------------------------------------------------


The MSCI EAFE Index (Morgan Stanley Capital
International Europe, Australasia and Far East Index) is an unmanaged index representing major stock markets in Europe, Australasia and the Far East.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you hold shares of the Fund through tax-deferred accounts, such as 401(k) plans or individual retirement accounts (IRAs).


       EXPENSES [PERCENT SIGN SYMBOL]
------------------------------------------------
As a Columbia shareholder, you pay no transaction fees such as sales loads or redemption and exchange fees when you buy or sell shares. The table below describes the annual expenses you may pay when you hold Fund shares.
 ANNUAL FUND OPERATING EXPENSES
 (expenses that are paid out of Fund assets)


 Management Fees                                        1.00%
 Distribution and/or Service (12b-1) Fees               None
 Other Expenses                                         0.56%
             Total Annual Fund Operating Expenses       1.56%

       EXPENSES (CONT.) [PERCENT SIGN SYMBOL]
---------------------------------------------------
This is a hypothetical example intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Although your actual cost may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming: 1) a 5% annual return, 2) the Fund's operating expenses remain the same, 3) you redeem all your shares at the end of the periods shown, and 4) all distributions are reinvested.


1 YEAR        3 YEARS  5 YEARS  10 YEARS
    $159      $493     $850     $1,856



       FINANCIAL HIGHLIGHTS [MONEY BAG SYMBOL]
----------------------------------------------------
This table will help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. Total return shows how much your Fund investment increased or decreased during each period, assuming reinvested dividends and distributions. PricewaterhouseCoopers LLP, independent accountants, has audited this information. Their report, along with the Fund's financial statements, is included in the Funds' annual report, which is available upon request.


                                                                     2001          2000          1999          1998          1997
                                                                   ------        ------        ------        ------        ------
NET ASSET VALUE, BEGINNING OF YEAR.........................        $14.77        $22.81        $15.45        $13.70        $13.86
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)..............................          0.01         (0.04)        (0.05)        (0.00)*        0.03
 Net realized and unrealized gains (losses) on investments
   and foreign currency transactions.......................         (2.74)        (5.17)         9.00          1.76          1.56
---------------------------------------------------------------------------------------------------------------------------------
 Total from investment operations..........................         (2.73)        (5.21)         8.95          1.76          1.59
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
 Distributions from net investment income..................         (0.01)            -             -             -             -
 Distributions from capital gains..........................             -         (2.83)        (1.59)        (0.01)        (1.75)
---------------------------------------------------------------------------------------------------------------------------------
 Total distributions.......................................         (0.01)        (2.83)        (1.59)        (0.01)        (1.75)
NET ASSET VALUE, END OF YEAR...............................        $12.03        $14.77        $22.81        $15.45        $13.70
TOTAL RETURN...............................................       -18.47%       -22.64%        57.93%        12.83%        11.47%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in thousands).....................      $135,626      $175,316      $239,223      $134,193      $146,281
Ratio of expenses to average net assets....................         1.56%         1.42%         1.48%         1.56%         1.62%
Ratio of net investment income (loss) to average net
 assets....................................................         0.06%       (0.19)%       (0.35)%       (0.02)%         0.19%
Portfolio turnover rate....................................          130%          112%           94%           74%          122%


* Amount represents less than $0.01 per share.

COLUMBIA SPECIAL FUND
------------------------------------------------------------

                                                                    STOCK  FUNDS

       GOAL AND STRATEGY [MAN W/TELESCOPE SYMBOL]
---------------------------------------------------------
The Fund seeks significant capital appreciation by investing primarily in the stocks of small- and mid-cap companies. The Fund may invest in special situations such as initial public offerings (IPOs); companies that may benefit from technological or product developments or new management; and companies involved in tender offers, leveraged buy-outs or mergers.

Although the Fund intends to invest primarily in small- to mid-cap companies, it may invest in larger companies when Columbia believes they offer comparable capital appreciation opportunities or to stabilize the portfolio. Columbia will constantly monitor economic conditions to determine the appropriate percentage of the Fund's assets that will be invested in small- to mid-cap companies.


The Fund may also invest in securities convertible into or exercisable for stock (including preferred stock, warrants and debentures), certain options and financial futures contracts ("derivatives"). The Fund may also invest, to a limited extent, in foreign securities, including American Depositary Receipts.



       INVESTMENT RISKS [FIRE SYMBOL]
--------------------------------------------------
This Fund has stock market risk, which means the stocks held by the Fund may decline in value due to the activities and financial prospects of individual companies or to general market and economic conditions. You could lose money as a result of your investment.

Small- and mid-cap stocks are subject to greater risk than large-cap stocks because:

- Their issuers may have limited operating histories, fewer financial resources, inexperienced management, and may depend on a small number of products or services

- They may have low trading volumes, making it difficult to sell a security or resulting in erratic or abrupt price movements

Special situations have risk because they often involve major corporate changes and, thus, present a high degree of uncertainty as to market effect.


Sector risk refers to the chance that the Fund's returns could be hurt significantly by problems affecting a particular market sector. With a potentially significant portion of the Fund's total assets invested in technology stocks, sector risk may be high for the Fund.


When the Fund invests in foreign issuers, its total return may be affected by fluctuations in currency exchange rates or political or economic conditions in a particular country.


       WHO SHOULD INVEST? [FACES SYMBOL]
---------------------------------------------------
This Fund is appropriate for:

- Long-term, aggressive growth investors

- Those looking to diversify their large-cap stock portfolios with small- and mid-cap stock investments


- Those willing to accept significant price fluctuations

       HISTORICAL PERFORMANCE [GRAPH SYMBOL]
------------------------------------------------


The bar chart below illustrates how the Fund's total return has varied from year to year, while the table compares Fund performance over time (before and after taxes) to a broad market index and an index with a similar investment strategy. This information may help provide an indication of the Fund's risks and potential rewards. All figures assume the reinvestment of dividends. Past performance cannot guarantee future results.

[BAR CHART NUMBERS IN PERCENTAGES]

1992                                                                             13.70
1993                                                                             21.68
1994                                                                              2.29
1995                                                                             29.53
1996                                                                             13.07
1997                                                                             12.64
1998                                                                             16.64
1999                                                                             36.33
2000                                                                             13.84
2001                                                                            -20.98

BEST QUARTER: 4Q '99 at 37.43%        WORST QUARTER: 1Q '01 at -20.28%

 AVERAGE ANNUAL TOTAL RETURNS            AS OF 12/31/01


                                                     1 Year        5 Years       10 Years
 Columbia Special Fund                               -20.98%        10.01%        12.82%
   Return After Taxes on Distributions               -21.70%         7.20%         9.25%
   Return After Taxes on Distributions and Sale      -12.10%         7.61%         9.33%
    of Fund Shares
-------------------------------------------------
 Russell Midcap Index                                 -5.62%        11.40%        13.58%
   (reflects no deductions for fees, expenses or taxes)
-------------------------------------------------
 Russell Midcap Growth Index                         -20.15%         9.02%        11.10%
   (reflects no deductions for fees, expenses or taxes)
-------------------------------------------------



The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index. The
Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios.



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you hold shares of the Fund through tax-deferred accounts, such as 401(k) plans or individual retirement accounts (IRAs).


       EXPENSES [PERCENT SIGN SYMBOL]
------------------------------------------------
As a Columbia shareholder, you pay no transaction fees such as sales loads or redemption and exchange fees when you buy or sell shares. The table below describes the annual expenses you may pay when you hold Fund shares.
 ANNUAL FUND OPERATING EXPENSES
 (expenses that are paid out of Fund assets)

 Management Fees                                        0.89%
 Distribution and/or Service (12b-1) Fees               None
 Other Expenses                                         0.19%
             Total Annual Fund Operating Expenses       1.08%

                                                                    STOCK  FUNDS

       EXPENSES (CONT.) [PERCENT SIGN SYMBOL]
-----------------------------------------------------
This is a hypothetical example intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Although your actual cost may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming: 1) a 5% annual return, 2) the Fund's operating expenses remain the same, 3) you redeem all your shares at the end of the periods shown, and 4) all distributions are reinvested.


1 YEAR        3 YEARS  5 YEARS  10 YEARS
    $110      $342     $593     $1,311



       FINANCIAL HIGHLIGHTS [MONEY BAG SYMBOL]
----------------------------------------------------------
This table will help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. Total return shows how much your Fund investment increased or decreased during each period, assuming reinvested dividends and distributions. PricewaterhouseCoopers LLP, independent accountants, has audited this information. Their report, along with the Fund's financial statements, is included in the Funds' annual report, which is available upon request.


                                                               2001         2000       1999       1998         1997
                                                             ------       ------     ------     ------       ------
NET ASSET VALUE, BEGINNING OF YEAR...................        $25.99       $29.93     $23.62     $20.26       $19.85
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)........................         (0.11)       (0.10)     (0.16)     (0.03)        0.01
 Net realized and unrealized gains (losses) on
   investments.......................................         (5.35)        4.45       8.74       3.40         2.50
-------------------------------------------------------------------------------------------------------------------
 Total from investment operations....................         (5.46)        4.35       8.58       3.37         2.51
-------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
 Dividends from net investment income................             -            -          -      (0.01)           -
 Distributions from capital gains....................         (0.93)       (8.29)     (2.27)     (0.00)*      (2.10)
-------------------------------------------------------------------------------------------------------------------
 Total distributions.................................         (0.93)       (8.29)     (2.27)     (0.01)       (2.10)
NET ASSET VALUE, END OF YEAR.........................        $19.60       $25.99     $29.93     $23.62       $20.26
TOTAL RETURN.........................................       -20.98%       13.84%     36.33%     16.64%       12.64%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in thousands)...............      $786,071   $1,095,525   $918,322   $969,359   $1,249,718
Ratio of expenses to average net assets..............         1.08%        0.99%      1.09%      1.03%        0.98%
Ratio of net investment income (loss) to average net
 assets..............................................       (0.49%)      (0.38)%    (0.64)%    (0.09)%        0.04%
Portfolio turnover rate..............................          186%         169%       135%       135%         166%


* Amount represents less than $0.01 per share.

COLUMBIA SMALL CAP FUND*

-------------------------------------------------------------------

       GOAL AND STRATEGY [MAN W/TELESCOPE SYMBOL]
---------------------------------------------------------


The Fund seeks capital appreciation by investing, under normal market conditions, at least 80% of its assets in stocks of companies with a market capitalization, at the time of initial purchase, equal to or less than the largest stock in the S&P Small Cap 600 Index.



There is no minimum aggregate market valuation for a company to be considered an appropriate investment for the Fund. The Fund may also invest up to 20% of its net assets in larger-cap stocks when they offer capital appreciation potential that is generally comparable to small-cap stocks.



The Fund may invest in securities convertible into or exercisable for stock (including preferred stock, warrants and debentures), certain options and financial futures contracts ("derivatives"). The Fund may also invest, to a limited extent, in foreign securities, including American Depositary Receipts.



       INVESTMENT RISKS [FIRE SYMBOL]
---------------------------------------------------
This Fund has stock market risk, which means the Fund's stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic conditions. You could lose money as a result of your investment.

Small-cap stocks are subject to greater volatility than large-cap stocks because:


- Their issuers may have limited operating histories, fewer financial resources, inexperienced management, and may be dependent on a small number of products or services


- They may have low trading volumes, making it difficult to sell a security or resulting in erratic or abrupt price movements


Sector risk refers to the chance that the Fund's returns could be hurt significantly by problems affecting a particular market sector. With a potentially significant portion of the Fund's total assets invested in technology stocks, sector risk may be high for the Fund.


When the Fund invests in foreign issuers, its total return may be affected by fluctuations in currency exchange rates or political or economic conditions in a particular country.


       WHO SHOULD INVEST? [FACES SYMBOL]
--------------------------------------------------------
This Fund is appropriate for:

- Long-term, aggressive growth investors

- Those looking to diversify their mid- and large-cap stock portfolios with small-cap stock investments


- Those willing to accept significant price fluctuations



*EFFECTIVE MARCH 1, 2002, THIS FUND IS CLOSED TO NEW INVESTORS. FOR INFORMATION
 SEE "PURCHASING SHARES" ON PAGE 54.

                                                                    STOCK  FUNDS

       HISTORICAL PERFORMANCE [GRAPH SYMBOL]
---------------------------------------------------

The bar chart below illustrates how the Fund's total return has varied from year to year, while the table compares Fund performance over time (before and after taxes) to a broad market index and an index with a similar investment strategy. This information may help provide an indication of the Fund's risks and potential rewards. All figures assume the reinvestment of dividends. Past performance cannot guarantee future results.

[BAR CHART NUMBERS IN PERCENTAGES]

1997                                                                             34.10
1998                                                                              4.69
1999                                                                             59.15
2000                                                                              5.85
2001                                                                            -14.19

BEST QUARTER: 4Q '99 at 50.27%        WORST QUARTER: 3Q '01 at -25.64%

 AVERAGE ANNUAL TOTAL RETURNS            AS OF 12/31/01


                                                                                 Inception
                                                     1 Year        5 Years       (10/1/96)
 Columbia Small Cap Fund                             -14.19%        15.21%        15.88%
   Return After Taxes on Distributions               -14.19%        13.84%        14.58%
   Return After Taxes on Distributions and Sale       -8.64%        12.14%        12.80%
    of Fund Shares
-------------------------------------------------
 Russell 2000 Index                                    2.49%         7.52%         8.11%
   (reflects no deductions for fees, expenses or taxes)
-------------------------------------------------
 Russell 2000 Growth Index                            -9.24%         2.87%         2.76%
   (reflects no deductions for fees, expenses or taxes)
-------------------------------------------------


The Russell 2000 Index is an unmanaged index generally considered representative of the market for small domestic stocks. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you hold shares of the Fund through tax-deferred accounts, such as 401(k) plans or individual retirement accounts (IRAs).

       EXPENSES [PERCENT SIGN SYMBOL]
--------------------------------------------
As a Columbia shareholder, you pay no transaction fees such as sales loads or redemption and exchange fees when you buy or sell shares. The table below describes the annual expenses you may pay when you hold Fund shares.
 ANNUAL FUND OPERATING EXPENSES
 (expenses that are paid out of Fund assets)

 Management Fees                                        1.00%
 Distribution and/or Service (12b-1) Fees               None
 Other Expenses                                         0.23%
             Total Annual Fund Operating Expenses       1.23%

       EXPENSES (CONT.) [Percent Sign Symbol]

----------------------------------
This is a hypothetical example intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Although your actual cost may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming: 1) a 5% annual return, 2) the Fund's operating expenses remain the same, 3) you redeem all your shares at the end of the periods shown, and 4) all distributions are reinvested.

1 YEAR        3 YEARS  5 YEARS  10 YEARS
    $125      $390     $676     $1,489

       FINANCIAL HIGHLIGHTS [Money bag Symbol]
------------------------------------------
This table will help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. Total return shows how much your Fund investment increased or decreased during each period, assuming reinvested dividends and distributions. PricewaterhouseCoopers LLP, independent accountants, has audited this information. Their report, along with the Fund's financial statements, is included in the Funds' annual report, which is available upon request.


                                                                     2001          2000          1999          1998          1997
                                                                   ------        ------        ------        ------        ------
NET ASSET VALUE, BEGINNING OF YEAR.........................        $25.87        $27.26        $17.43        $16.65        $12.99
INCOME FROM INVESTMENT OPERATIONS:
 Net investment loss.......................................         (0.13)        (0.10)        (0.14)        (0.09)        (0.08)
 Net realized and unrealized gains (losses) on
   investments.............................................         (3.54)         1.75         10.45          0.87          4.51
---------------------------------------------------------------------------------------------------------------------------------
 Total from investment operations..........................         (3.67)         1.65         10.31          0.78          4.43
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
 Distributions from capital gains..........................             -         (3.04)        (0.48)        (0.00)*       (0.77)
---------------------------------------------------------------------------------------------------------------------------------
 Total distributions.......................................             -         (3.04)        (0.48)        (0.00)        (0.77)
NET ASSET VALUE, END OF YEAR...............................        $22.20        $25.87        $27.26        $17.43        $16.65
TOTAL RETURN...............................................       -14.19%         5.85%        59.15%         4.69%        34.10%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in thousands).....................      $617,966      $518,970      $290,374      $160,472       $96,431
Ratio of expenses to average net assets....................         1.23%         1.22%         1.30%         1.34%         1.46%
Ratio of net investment loss to average net assets.........       (0.71)%       (0.44)%       (0.84)%       (0.68)%       (0.81)%
Portfolio turnover rate....................................          129%          145%          188%          158%          172%


* Amount represents less than $0.01 per share.

COLUMBIA REAL ESTATE EQUITY FUND
--------------------------------------------------------------------------------

                                                                    STOCK  FUNDS

       GOAL AND STRATEGY [Man w/ telescope Symbol]
--------------------------------------

The Fund seeks capital appreciation and above-average income by investing, under normal market conditions, at least 80% of its assets in the stocks of companies principally engaged in the real estate industry, including real estate investment trusts (REITs). A company is "principally engaged" in the real estate industry if at least 50% of its gross income or net profits are attributable to the ownership, construction, management or sale of residential, commercial or industrial real estate.


A REIT is an investment vehicle that pools investors' money for investment primarily in income producing real estate or related loans or interest in a REIT. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets and income, and a requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year.

REITs are generally classified as equity REITs, mortgage REITs, and hybrid REITs. An equity REIT, which invests the majority of its assets directly in real properties -- such as shopping centers, malls, multi-family housing and commercial properties -- derives its income primarily from rents and lease payments. An equity REIT can also realize capital gains by selling properties that have appreciated in value. A mortgage REIT, which invests the majority of its assets in real estate mortgages, derives its income primarily from interest payments. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs.

       INVESTMENT RISKS [Fire Symbol]
------------------------------------
This Fund has stock market risk and real estate risk. You could lose money as a result of your investment. Stock market risk means the stocks held by the Fund may decline in value due to the activities and financial prospects of individual companies or to general market and economic conditions.

Real estate risk means the Fund may be subject to the same types of risks associated with direct ownership of real estate:

- Declines in property value due to general, local and regional economic conditions

- Overbuilding and extended vacancies of properties

- Increased property taxes

- Casualty or condemnation losses

- Changes in zoning laws

- Environmental clean up costs


If the Fund's investments are concentrated in a particular geographic region, real estate risk may be even more significant. See "More About Risk" on page 66 for additional information about REIT investment risk.

       WHO SHOULD INVEST? [Faces Symbol]
-----------------------------------------
This Fund is appropriate for:

- Long-term investors

- Those looking for an income-oriented equity fund that invests in real estate securities

- Those willing to accept short-term price fluctuations

       HISTORICAL PERFORMANCE [Graph Symbol]
------------------------------------------------

The bar chart below illustrates how the Fund's total return has varied from year to year, while the table compares Fund performance over time (before and after taxes) to a broad market index. This information may help provide an indication of the Fund's risks and potential rewards. All figures assume the reinvestment of dividends. Past performance cannot guarantee future results.

[BAR CHART NUMBERS IN PERCENTAGES]

1995                                                                             16.86
1996                                                                             38.30
1997                                                                             24.74
1998                                                                            -12.33
1999                                                                             -2.45
2000                                                                             28.84
2001                                                                              5.41

BEST QUARTER: 4Q '96 at 18.34%        WORST QUARTER: 3Q '98 at -8.27%

 AVERAGE ANNUAL TOTAL RETURNS            AS OF 12/31/01


                                                                                Inception
                                                       1 Year      5 Years      (4/1/94)
 Columbia Real Estate Equity Fund                      5.41%        7.69%        11.77%
   Return After Taxes on Distributions                 3.76%        5.76%         9.64%
   Return After Taxes on Distributions and Sale of     3.26%        5.23%         8.67%
    Fund Shares
---------------------------------------------------
 NAREIT Index                                          13.93%       6.38%        10.11%
   (reflects no deductions for fees, expenses or
   taxes)
---------------------------------------------------


The NAREIT Index (National Association of Real Estate
Investment Trusts) is an unmanaged index that reflects performance of all publicly-traded equity REITs.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you hold shares of the Fund through tax-deferred accounts, such as 401(k) plans or individual retirement accounts (IRAs).

                                                                    STOCK  FUNDS

       EXPENSES [Percent Sign Symbol]
-----------------------

As a Columbia shareholder, you pay no transaction fees such as sales loads or redemption and exchange fees when you buy or sell shares. The table below describes the annual expenses you may pay when you hold Fund shares.

 ANNUAL FUND OPERATING EXPENSES
 (expenses that are paid out of Fund assets)

 Management Fees                                        0.75%
 Distribution and/or Service (12b-1) Fees               None
 Other Expenses                                         0.20%
             Total Annual Fund Operating Expenses       0.95%

This is a hypothetical example intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Although your actual cost may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming: 1) a 5% annual return, 2) the Fund's operating expenses remain the same, 3) you redeem all your shares at the end of the periods shown, and 4) all distributions are reinvested.

1 YEAR        3 YEARS  5 YEARS  10 YEARS
    $97       $303     $525     $1,166

       FINANCIAL HIGHLIGHTS [Money bag Symbol]
------------------------------------------
This table will help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. Total return shows how much your Fund investment increased or decreased during each period, assuming reinvested dividends and distributions. PricewaterhouseCoopers LLP, independent accountants, has audited this information. Their report, along with the Fund's financial statements, is included in the Funds' annual report, which is available upon request.


                                                                     2001          2000          1999          1998          1997
                                                                   ------        ------        ------        ------        ------
NET ASSET VALUE, BEGINNING OF YEAR.........................        $17.89        $14.57        $15.76        $18.80        $16.16
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income.....................................          0.79          0.81          0.82          0.75          0.79
 Net realized and unrealized gains (losses) on
   investments.............................................          0.15          3.32         (1.19)        (3.04)         3.15
---------------------------------------------------------------------------------------------------------------------------------
 Total from investment operations..........................          0.94          4.13         (0.37)        (2.29)         3.94
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
 Dividends from net investment income......................         (0.72)        (0.75)        (0.71)        (0.66)        (0.62)
 Distributions from capital gains..........................             -             -             -             -         (0.51)
 Return of capital.........................................         (0.07)        (0.06)        (0.11)        (0.09)        (0.17)
---------------------------------------------------------------------------------------------------------------------------------
 Total distributions.......................................         (0.79)        (0.81)        (0.82)        (0.75)        (1.30)
NET ASSET VALUE, END OF YEAR...............................        $18.04        $17.89        $14.57        $15.76        $18.80
TOTAL RETURN...............................................         5.41%        28.84%        -2.45%       -12.33%        24.74%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in thousands).....................      $621,590      $436,764      $241,716      $164,172      $151,554
Ratio of expenses to average net assets....................         0.95%         0.96%         0.99%         1.01%         1.02%
Ratio of net investment income to average net assets.......         4.65%         5.16%         5.66%         4.60%         4.87%
Portfolio turnover rate....................................           41%           25%           29%            6%           34%

COLUMBIA TECHNOLOGY FUND
----------------------------------------------------------------------

       GOAL AND STRATEGY [Man w/ telescope Symbol]
--------------------------------------

The Fund seeks capital appreciation by investing, under normal market conditions, at least 80% of its total assets in stocks of technology companies that may benefit from technological improvements, advancements or developments. These companies include those that the portfolio manager believes have or will develop products, processes or services that will provide significant technological improvements, advances or developments, as well as those expected to benefit from their extensive reliance on technology in connection with their operations and services.



The Fund may invest in companies from the biotechnology, cable and network broadcasting, communications, computer hardware, computer services and software, consumer electronics, defense, medical devices, pharmaceutical and semiconductor industries, among others. The Fund may invest in companies in all stages of corporate development, ranging from new companies developing a promising technology or scientific advancement to established companies with a record of producing breakthrough products and technologies from research and development efforts.



The Fund will invest in companies of all sizes, and expects to invest a significant percentage of its assets in small- and mid-cap companies.



The Fund may also invest in securities convertible into or exercisable for stock (including preferred stock, warrants and debentures), and certain options and financial futures contracts ("derivatives"). The Fund may also invest, to a limited extent, in foreign securities, including American Depositary Receipts.


       INVESTMENT RISKS [Fire Symbol]
------------------------------------
This Fund is subject to stock market risk, which means the stocks held by the Fund may decline in value due to the activities and financial prospects of individual companies or to general market and economic conditions.

Because the Fund concentrates in technology stocks, its share price will likely be subject to more volatility than the overall stock market. The risks of investing only in technology-related stocks may be greater than investing in other market sectors or in a more diversified portfolio because of:

- Competitive pressures among technology companies that result in aggressive pricing of their products or services


- Short product cycles due to an accelerated rate of technological developments


- Varying investor enthusiasm for technology and technology-related stocks


Additionally, the price of technology stocks will likely fluctuate more than non-technology stocks because technology companies are affected by scientific and technological developments and advancements and, for biotechnology companies in particular, may be subject to government regulation, including approval of their products. Technology companies may also be subject to greater business risks and, accordingly, may be more sensitive to changes in economic conditions. In addition, the share price of technology stocks may be more sensitive to companies' disappointing quarterly or annual earnings results, such as lower sales or profits than originally projected.

                                                                    STOCK  FUNDS

       INVESTMENT RISKS (CONT.) [FIRE SYMBOL]
----------------------------------------------
The Fund's small- and mid-cap stocks are subject to greater risk than large-cap stocks because:

- Their issuers may have limited operating histories, fewer financial resources, and inexperienced management, and may depend on a small number of products or services


- They may have low trading volumes, making it difficult to sell a security or resulting in erratic or abrupt price movements



The Fund is non-diversified, which means it may invest a greater percentage of its assets in one issuer. The Fund is concentrated, which means it may invest a higher percentage of its assets in specific industries within the technology sector. Accordingly, any economic, political and regulatory developments in a particular technology industry may have a greater impact on the Fund's net asset value and cause the Fund's returns to be more volatile than a fund that is not concentrated.


Because the Fund may invest in foreign issuers, its total return may be affected by fluctuations in currency exchange rates or political or economic conditions in a particular country.

       WHO SHOULD INVEST? [FACES SYMBOL]
-----------------------------------------
This Fund is appropriate for:

- Long-term, aggressive growth investors

- Those investors seeking a fund with an aggressive growth investment strategy that invests in technology companies


- Those willing to accept significant price fluctuations


       HISTORICAL PERFORMANCE [GRAPH SYMBOL]
------------------------------------------------

The bar chart below illustrates the Fund's total return in a year, while the table on page 24 compares Fund performance over time (before and after taxes) to an index with a similar investment strategy. This information may help provide an indication of the Fund's risks and potential rewards. All figures assume reinvestment of dividends. Past performance cannot guarantee future results.

                       [BAR CHART NUMBERS IN PERCENTAGES]

2001                                                                            -28.97
                                                                                  0.00
                                                                                  0.00
                                                                                  0.00
                                                                                  0.00
                                                                                  0.00
                                                                                  0.00
                                                                                  0.00
                                                                                  0.00

BEST QUARTER: 4Q '01 at 34.73%        WORST QUARTER: 3Q '01 at -37.59%

       HISTORICAL PERFORMANCE (CONT.) [GRAPH SYMBOL]

-----------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS            AS OF 12/31/01


                                                                            Inception
                                                               1 Year       (11/9/00)
 Columbia Technology Fund                                      -28.97%       -35.97%
   Return After Taxes on Distributions                         -28.97%       -35.99%
   Return After Taxes on Distributions and Sale of Fund        -17.64%       -28.65%
    Shares
-----------------------------------------------------------
 Merrill Lynch 100 Technology Index (reflects no deductions    -32.45%       -46.70%
   for fees, expenses or taxes)
-----------------------------------------------------------


The Merrill Lynch 100 Technology Index is an equally weighted index of 100 leading technology stocks.


After-tax returns are calculated using the historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you hold shares of the Fund through tax-deferred accounts, such as 401(k) plans or individual retirement accounts (IRAs).

       EXPENSES [PERCENT SIGN SYMBOL]
--------------------------------------------

As a Columbia shareholder, you pay no transaction fees such as sales loads or redemption and exchange fees when you buy or sell shares of the Fund. The table below describes the fees and expenses that you may pay when you hold Fund shares.

 ANNUAL FUND OPERATING EXPENSES
 (expenses that are paid out of Fund assets)


 Management Fees                                         1.00%
 Distribution and/or Service (12b-1) Fees                 None
 Other Expenses                                          1.40%
             Total Annual Fund Operating Expenses        2.40%
             Expense Reimbursement                      (0.75%)
             Net Expenses                                1.65%
For the year ending December 31, 2002, the Fund's Advisor has contractually agreed to limit the Fund's total expenses to
1.65% of Fund assets.


This is a hypothetical example intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Although your actual cost may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming: 1) a 5% annual return, 2) the Fund's operating expenses remain the same, 3) you redeem all your shares at the end of the periods shown, and 4) all distributions are reinvested.


1 YEAR        3 YEARS  5 YEARS  10 YEARS
    $168      $520     $897     $1,955

                                                                    STOCK  FUNDS

       FINANCIAL HIGHLIGHTS [MONEY BAG SYMBOL]
-----------------------------------------------------

This table will help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. Total return shows how much your Fund investment increased or decreased during each period, assuming reinvested dividends and distributions. PricewaterhouseCoopers LLP, independent accountants, has audited this information. Their report, along with the Fund's financial statements, is included in the Funds' annual report, which is available upon request.



                                                                    2001        2000(1)
                                                                  ------      ---------
NET ASSET VALUE, BEGINNING OF PERIOD......................         $8.63        $10.00
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss).............................         (0.08)         0.01
 Net realized and unrealized losses on investments........         (2.42)        (1.37)
---------------------------------------------------------------------------------------------------------------------------------
 Total from investment operations.........................         (2.50)        (1.36)
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
 Dividends from net investment income.....................             -         (0.01)
---------------------------------------------------------------------------------------------------------------------------------
 Total distributions......................................             -         (0.01)
NET ASSET VALUE, END OF PERIOD............................         $6.13         $8.63
TOTAL RETURN..............................................       -28.97%       -13.78%(2)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)..................       $10,385        $4,327
Ratio of expenses to average net assets...................         1.69%         1.48%(3)
Ratio of expenses to average net assets before voluntary
 reimbursement............................................         2.82%         8.97%(3)
Ratio of net investment income (loss) to average net
 assets...................................................       (1.26)%         0.99%(3)
Portfolio turnover rate...................................          413%           63%(2)


(1) From inception of operations on October 27, 2000.
(2) Not annualized
(3) Annualized

COLUMBIA STRATEGIC VALUE FUND
--------------------------------------------------------------------------------

       GOAL AND STRATEGY [MAN W/ TELESCOPE SYMBOL]
---------------------------------------------------------
The Fund seeks long-term growth of capital by using a "value" approach to invest primarily in common stocks. This value approach emphasizes investments in companies the portfolio manager believes are undervalued relative to their intrinsic worth.


A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company or other factors. Such factors may provide buying opportunities at prices attractive when compared to historical or market price-to-earnings (P/E) ratios, price-to-cash flow ratios, book value or return on equity. These "undervalued" companies typically have below-average earnings growth and above-average dividend yields. A company's value is measured based on its P/E ratios, price/sales ratios, asset values, and discount-to-private market value.


Typically, the Fund seeks companies that are attractively valued and that are demonstrating or show the potential to demonstrate improving cash flow and return on invested capital. These may also include special situations companies that are experiencing management changes or are temporarily out of favor.


The Fund may invest in companies of any size, but expects to invest a significant percentage of its assets in small- and mid-cap sized companies.



The Fund may also invest in securities convertible into or exercisable for stock (including preferred stock, warrants and debentures), certain options and financial futures contracts ("derivatives"). The Fund may also invest up to 25% of its assets in foreign securities, including American Depositary Receipts.


       INVESTMENT RISKS [FIRE SYMBOL]
--------------------------------------------
The Fund is subject to stock market risk, which means the Fund's stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic conditions. Because it concentrates on value stocks, this Fund is subject to the risk that value stocks may be out of favor with investors for an extended period of time. In addition, if the Fund's perception of a company's value is not realized in the expected time frame, the Fund's performance may suffer.

To the extent the Fund invests in small- and mid-cap stocks, there will be greater risk than if the Fund invested only in large-cap stocks because:

- Their issuers may have limited operating histories, fewer financial resources, and inexperienced management, and may depend on a small number of products or services

- They may have low trading volumes, making it difficult to sell a security or resulting in erratic or abrupt price movements

Because the Fund may invest in foreign issuers, its total return may be affected by fluctuations in currency exchange rates or political or economic conditions in a particular country.

                                                                    STOCK  FUNDS

       WHO SHOULD INVEST? [Faces Symbol]
-----------------------------------------
This Fund is appropriate for:


-Long-term investors


- Investors seeking to add a value oriented stock fund to their existing holdings


- Those willing to accept short-term price fluctuations


       HISTORICAL PERFORMANCE [Graph Symbol]
------------------------------------------------

The bar chart below illustrates the Fund's total return in a year, while the table compares Fund performance over time (before and after taxes) to a broad market index and an index with a similar investment strategy. This information may help provide an indication of the Fund's risks and potential rewards. All figures assume reinvestment of dividends. Past performance cannot guarantee future results.

[BAR CHART NUMBERS IN PERCENTAGES]

2001                                                                             29.76

BEST QUARTER: 4Q '01 at 18.19%        WORST QUARTER: 3Q '01 at -11.74%

 AVERAGE ANNUAL TOTAL RETURNS            AS OF 12/31/01


                                                                            Inception
                                                               1 Year       (11/9/00)
 Columbia Strategic Value Fund                                  29.76%        40.76%
   Return After Taxes on Distributions                          29.58%        40.50%
   Return After Taxes on Distributions and Sale of Fund         18.13%        32.58%
    Shares
-----------------------------------------------------------
 S&P 500 Index (reflects no deductions for fees, expenses      -11.88%       -15.85%
   or taxes)
-----------------------------------------------------------
 Lipper Multi-Cap Value Funds Index (reflects no deductions      1.30%         2.94%
   for fees, expenses or taxes)
-----------------------------------------------------------



The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. The
Lipper Multi-Cap Value Funds Index reflects equally-weighted performance of the 30 largest mutual funds within its category.



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you hold shares of the Fund through tax-deferred accounts, such as 401(k) plans or individual retirement accounts (IRAs).

       EXPENSES [PERCENT SIGN SYMBOL]
-----------------------------------------

As a Columbia shareholder, you pay no transaction fees such as sales loads or redemption and exchange fees when you buy or sell shares. The table below describes the annual expenses you may pay when you hold Fund shares.

 ANNUAL FUND OPERATING EXPENSES
 (expenses that are paid out of Fund assets)


 Management Fees                                        0.75%
 Distribution and/or Service (12b-1) Fees               None
 Other Expenses                                         0.38%
             Total Annual Fund Operating Expenses       1.13%


This is a hypothetical example intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Although your actual cost may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming: 1) a 5% annual return, 2) the Fund's operating expenses remain the same, 3) you redeem all your shares at the end of the periods shown, and 4) all distributions are reinvested.


1 YEAR        3 YEARS  5 YEARS  10 YEARS
    $115      $359     $622     $1,375


       FINANCIAL HIGHLIGHTS [MONEY BAG SYMBOL]
----------------------------------------------------

This table will help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. Total return shows how much your Fund investment increased or decreased during each period, assuming reinvested dividends and distributions. PricewaterhouseCoopers LLP, independent accountants, has audited this information. Their report, along with the Fund's financial statements, is included in the Funds' annual report, which is available upon request.



                                                                    2001        2000(1)
                                                                  ------      ---------
NET ASSET VALUE, BEGINNING OF PERIOD......................        $11.23        $10.00
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income....................................          0.05          0.02
 Net realized and unrealized gains on investments.........          3.29          1.23
---------------------------------------------------------------------------------------------------------------------------------
 Total from investment operations.........................          3.34          1.25
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
 Dividends from net investment income.....................         (0.05)        (0.02)
---------------------------------------------------------------------------------------------------------------------------------
 Total distributions......................................         (0.05)        (0.02)
NET ASSET VALUE, END OF PERIOD............................         14.52        $11.23
TOTAL RETURN..............................................        29.76%        12.25%(2)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)..................      $139.504        $9,526
Ratio of expenses to average net assets...................         1.13%         1.34%(3)
Ratio of expenses to average net assets before voluntary
 reimbursement............................................         1.13%         5.31%(3)
Ratio of net investment income to average net assets......         0.71%         1.92%(3)
Portfolio turnover rate...................................          278%           64%(2)


(1) From inception of operations on October 27, 2000.
(2) Not annualized
(3) Annualized

COLUMBIA BALANCED FUND
----------------------------------------------------------------
                                                                  BALANCED  FUND

       GOAL AND STRATEGY [MAN W/TELESCOPE SYMBOL]
--------------------------------------

The Fund seeks high total return by investing in common stocks and debt securities. Normally, 35% to 65% of assets will be allocated to stocks and 35% to 65% will be allocated to debt securities. The Fund invests primarily in stocks of large-cap, well-established companies. Many of the Fund's stocks have a history of paying level or rising dividends and are expected to continue paying dividends.



The Fund's debt securities will have intermediate- to long-term maturities. They will be primarily investment-grade (rated BBB or higher by S&P or Baa or higher by Moody's), or their unrated equivalents, including obligations of the U.S. Government, its agencies and instrumentalities, corporate debt securities, asset-backed securities, collateralized bonds, and loan and mortgage obligations.


       INVESTMENT RISKS [FIRE SYMBOL]
------------------------------------
Because this Fund invests in stocks and bonds, it has stock market risk, interest rate risk, credit risk and prepayment risk. You could lose money as a result of your investment.

Stock market risk means the Fund's stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic conditions.

Interest rate risk means that bonds may go down in value when interest rates rise.

Credit risk means that the issuer of a bond may not be able to pay interest and principal when due.

Prepayment risk means that the mortgage securities held by the Fund may be adversely affected by changes in prepayment rates on the underlying mortgages.

       WHO SHOULD INVEST? [FACES SYMBOL]
-----------------------------------------
This Fund is appropriate for:

- Long-term investors seeking to balance the higher volatility of stocks with the greater stability of income-generating bonds

- Investors seeking moderate growth over the long term

       HISTORICAL PERFORMANCE [GRAPH SYMBOL]
------------------------------------------------

The bar chart below illustrates how the Fund's total return has varied from year to year, while the table on page 30 compares Fund performance over time (before and after taxes) to certain broad market indices. This information may help provide an indication of the Fund's risks and potential rewards. All figures assume the reinvestment of dividends. Past performance cannot guarantee future results.

[BAR CHART NUMBERS IN PERCENTAGES]

1992                                                                              8.89
1993                                                                             13.62
1994                                                                              0.10
1995                                                                             25.08
1996                                                                             11.78
1997                                                                             18.74
1998                                                                             20.07
1999                                                                             12.70
2000                                                                              0.82
2001                                                                             -7.40

BEST QUARTER: 4Q '98 at 12.86%        WORST QUARTER: 3Q '01 at -8.72%

       HISTORICAL PERFORMANCE (CONT.) [GRAPH SYMBOL]

----------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS            AS OF 12/31/01


                                                     1 Year        5 Years       10 Years
 Columbia Balanced Fund                               -7.40%        8.45%         10.01%
   Return After Taxes on Distributions                -8.41%        5.92%          7.52%
   Return After Taxes on Distributions and Sale       -4.51%        5.97%          7.25%
    of Fund Shares
-------------------------------------------------
 S&P 500 Index                                       -11.88%       10.70%         12.93%
   (reflects no deductions for fees, expenses or taxes)
-------------------------------------------------
 Lehman Aggregate Bond Index                           8.44%        7.43%          7.23%
   (reflects no deductions for fees, expenses or taxes)
-------------------------------------------------


The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. The
Lehman Aggregate Bond Index is an unmanaged index composed of investment-grade U.S. Treasury and agency securities, corporate bonds, and mortgage-backed bonds.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you hold shares of the Fund through tax-deferred accounts, such as 401(k) plans or individual retirement accounts (IRAs).


       EXPENSES [PERCENT SIGN SYMBOL]
-----------------------
As a Columbia shareholder, you pay no transaction fees such as sales loads or redemption and exchange fees when you buy or sell shares. The table below describes the annual expenses you may pay when you hold Fund shares.
 ANNUAL FUND OPERATING EXPENSES
 (expenses that are paid out of Fund assets)

 Management Fees                                        0.50%
 Distribution and/or Service (12b-1) Fees               None
 Other Expenses                                         0.17%
             Total Annual Fund Operating Expenses       0.67%

This is a hypothetical example intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Although your actual cost may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming: 1) a 5% annual return, 2) the Fund's operating expenses remain the same, 3) you redeem all your shares at the end of the periods shown, and 4) all distributions are reinvested.

1 YEAR        3 YEARS  5 YEARS  10 YEARS
    $68       $214     $373     $835

                                                                  BALANCED  FUND

       FINANCIAL HIGHLIGHTS [MONEY BAG SYMBOL]
------------------------------------------
This table will help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. Total return shows how much your Fund investment increased or decreased during each period, assuming reinvested dividends and distributions. PricewaterhouseCoopers LLP, independent accountants, has audited this information. Their report, along with the Fund's financial statements, is included in the Funds' annual report, which is available upon request.


                                                               2001         2000         1999       1998       1997
                                                             ------       ------       ------     ------     ------
NET ASSET VALUE, BEGINNING OF YEAR...................        $22.96       $24.72       $23.17     $21.42     $20.32
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income...............................          0.58         0.67         0.69       0.72       0.84
 Net realized and unrealized gains (losses) on
   investments.......................................         (2.28)       (0.41)        2.21       3.52       2.92
-------------------------------------------------------------------------------------------------------------------
 Total from investment operations....................         (1.70)        0.26         2.90       4.24       3.76
-------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
 Dividends from net investment income................         (0.59)       (0.68)       (0.69)     (0.73)     (0.83)
 Distributions from capital gains....................             -        (1.34)       (0.66)     (1.76)     (1.83)
-------------------------------------------------------------------------------------------------------------------
 Total distributions.................................         (0.59)       (2.02)       (1.35)     (2.49)     (2.66)
NET ASSET VALUE, END OF YEAR.........................        $20.67       $22.96       $24.72     $23.17     $21.42
TOTAL RETURN.........................................        -7.40%        0.82%       12.70%     20.07%     18.74%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in thousands)...............      $983,749   $1,126,854   $1,040,940   $975,381   $792,378
Ratio of expenses to average net assets..............         0.67%        0.65%        0.66%      0.67%      0.68%
Ratio of net investment income to average net
 assets..............................................         2.73%        2.73%        2.85%      3.22%      3.83%
Portfolio turnover rate..............................          111%         105%         133%       128%       149%

COLUMBIA SHORT TERM BOND FUND
--------------------------------------------------------------------------------

       GOAL AND STRATEGY [MAN W/TELESCOPE SYMBOL]
--------------------------------------

The Fund seeks a high level of current income consistent with a high degree of principal stability by investing at least 80% of its assets in short-term, investment-grade, fixed income securities (rated BBB or higher by S&P or Baa or higher by Moody's, or if unrated deemed to be of comparable quality). Under normal market conditions, the Fund intends to invest at least 50% of its assets in direct and indirect obligations of the U.S. Government, its agencies and instrumentalities, and corporate debt securities rated in the two highest categories by S&P (AAA or AA) or Moody's (Aaa or Aa). The Fund's average portfolio duration will not exceed three years.


       INVESTMENT RISKS [FIRE SYMBOL]
------------------------------------
This Fund has interest rate risk, credit risk, and prepayment risk. You could lose money as a result of your investment.

Interest rate risk means that your investment may go down in value when interest rates rise.

Credit risk means that the issuer of a bond may not be able to pay interest and principal when due.

Prepayment risk means that the mortgage securities held by the Fund may be adversely affected by changes in prepayment rates on the underlying mortgages.

       WHO SHOULD INVEST? [FACES SYMBOL]
-----------------------------------------
This Fund is appropriate for:

- Risk-averse, short-term investors

- Those willing to accept only a small amount of price volatility

- Those focused on the preservation of assets rather than the appreciation of assets

- Those looking to diversify a balanced portfolio with a short-term, income-earning investment

       HISTORICAL PERFORMANCE [GRAPH SYMBOL]
------------------------------------------------

The bar chart below illustrates how the Fund's total return has varied from year to year, while the table on page 33 compares Fund performance over time (before and after taxes) to broad market indices. This information may help provide an indication of the Fund's risks and potential rewards. All figures assume the reinvestment of dividends. Past performance cannot guarantee future results.

[BAR CHART NUMBERS IN PERCENTAGES]

1992                                                                              5.81
1993                                                                              5.91
1994                                                                             -0.03
1995                                                                             10.21
1996                                                                              3.85
1997                                                                              5.76
1998                                                                              6.43
1999                                                                              1.80
2000                                                                              7.26
2001                                                                              8.07


BEST QUARTER: 3Q '92 at 3.88%        WORST QUARTER: 1Q '92 at -0.93%

                                                                     BOND  FUNDS

       HISTORICAL PERFORMANCE (CONT.) [GRAPH SYMBOL]

-----------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS            AS OF 12/31/01


                                                        1 Year      5 Years      10 Years
 Columbia Short Term Bond Fund                           8.07%       5.84%        5.47%
   Return After Taxes on Distributions                   5.77%       3.81%        3.38%
   Return After Taxes on Distributions and Sale of       4.88%       3.67%        3.35%
    Fund Shares
----------------------------------------------------
 Merrill Lynch 1-5 Year Govt./Corp. Index                8.98%       6.95%        6.53%
   (reflects no deductions for fees, expenses or
   taxes)
----------------------------------------------------
 Merrill Lynch 1-3 Year Treasury Index                   8.30%       6.59%        6.09%
   (reflects no deductions for fees, expenses or
   taxes)
----------------------------------------------------



The Merrill Lynch 1-5 Year Government/Corporate Index is an unmanaged index that includes all U.S. government debt with at least $100 million face value outstanding, as well as investment-grade rated corporate debt with at least $100 million face value outstanding, with a maturity between 1-5 years. Effective November 1, 2000, the Fund's investment strategy was changed from a U.S.
government bond fund to a short term bond fund. The
Merrill Lynch 1-3 Year Treasury Index is an unmanaged index that measures the return of Treasury bills with maturities of 1-3 years and is intended to provide a benchmark for the prior investment objective and strategy of the Fund.



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you hold shares of the Fund through tax-deferred accounts, such as 401(k) plans or individual retirement accounts (IRAs).


       EXPENSES [PERCENT SIGN SYMBOL]
-----------------------
As a Columbia shareholder, you pay no transaction fees such as sales loads or redemption and exchange fees when you buy or sell shares. The table below describes the annual expenses you may pay when you hold Fund shares.
 ANNUAL FUND OPERATING EXPENSES
 (expenses that are paid out of Fund assets)


 Management Fees                                         0.50%
 Distribution and/or Service (12b-1) Fees                 None
 Other Expenses                                          0.41%
             Total Annual Fund Operating Expenses        0.91%
             Expense Reimbursement                      (0.16%)
             Net Expenses                                0.75%



For the three years commencing November 1, 2000, and ending October 31, 2003, the Fund's Advisor has contractually agreed to limit the Fund's total expenses to 0.75% of Fund assets.


This is a hypothetical example intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Although your actual cost may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming: 1) a 5% annual return, 2) the Fund's operating expenses remain the same, 3) you redeem all your shares at the end of the periods shown, and 4) all distributions are reinvested.

1 YEAR        3 YEARS  5 YEARS  10 YEARS
    $77       $240     $417     $930

       FINANCIAL HIGHLIGHTS [MONEY BAG SYMBOL]
------------------------------------------------------------
This table will help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. Total return shows how much your Fund investment increased or decreased during each period, assuming reinvested dividends and distributions. PricewaterhouseCoopers LLP, independent accountants, has audited this information. Their report, along with the Fund's financial statements, is included in the Funds' annual report, which is available upon request.


                                                                     2001          2000          1999          1998          1997
                                                                   ------        ------        ------        ------        ------
NET ASSET VALUE, BEGINNING OF YEAR.........................         $8.36         $8.20         $8.39         $8.29         $8.24
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income.....................................          0.46          0.42          0.33          0.38          0.41
 Net realized and unrealized gains (losses) on
   investments.............................................          0.21          0.16         (0.18)         0.14          0.05
---------------------------------------------------------------------------------------------------------------------------------
 Total from investment operations..........................          0.67          0.58          0.15          0.52          0.46
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
 Dividends from net investment income......................         (0.46)        (0.42)        (0.33)        (0.38)        (0.41)
 Distributions from capital gains..........................         (0.02)            -         (0.01)        (0.04)            -
---------------------------------------------------------------------------------------------------------------------------------
 Total distributions.......................................         (0.48)        (0.42)        (0.34)        (0.42)        (0.41)
NET ASSET VALUE, END OF YEAR...............................         $8.55         $8.36         $8.20         $8.39         $8.29
TOTAL RETURN...............................................         8.07%         7.26%         1.80%         6.43%         5.76%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in thousands).....................       $62,930       $35,856       $38,072       $40,578       $37,837
Ratio of expenses to average net assets....................         0.75%         0.88%         0.91%         0.89%         0.87%
Ratio of expenses to average net assets before contractual
 reimbursement.............................................         0.91%         0.90%         0.91%         0.89%         0.87%
Ratio of net investment income to average net assets.......         5.26%         5.09%         4.09%         4.55%         4.99%
Portfolio turnover rate....................................          137%          147%          211%          182%          184%

COLUMBIA FIXED INCOME SECURITIES FUND
--------------------------------------------------------------------------------
                                                                     BOND  FUNDS

       GOAL AND STRATEGY [MAN W/TELESCOPE SYMBOL]
--------------------------------------------------------
The Fund seeks a high level of income by investing in a broad range of debt securities with intermediate to long-term maturities. The Fund intends to invest 90% of its assets, under normal market conditions, in investment-grade debt securities (rated BBB or higher by S&P or Baa or higher by Moody's), or their unrated equivalents, including obligations of the U.S. Government, its agencies and instrumentalities, corporate debt securities, asset-backed securities, collateralized bonds, and loan and mortgage obligations.

       INVESTMENT RISKS [FIRE SYMBOL]
---------------------------------------------------------
This Fund has interest rate risk, credit risk, and prepayment risk. You could lose money as a result of your investment.

Interest rate risk means that your investment may go down in value when interest rates rise.

Credit risk means that the issuer of a bond may not be able to pay interest and principal when due.

Prepayment risk means that the mortgage securities held by the Fund may be adversely affected by changes in prepayment rates on the underlying mortgages.

       WHO SHOULD INVEST? [FACES SYMBOL}
----------------------------------------------------
This Fund is appropriate for:

- Long-term, income-oriented investors

- Investors willing to accept greater price fluctuation than is generally associated with short-term bonds

- Those looking to diversify their stock portfolio with a fund investing in bonds

       HISTORICAL PERFORMANCE [GRAPH SYMBOL]
------------------------------------------------

The bar chart below illustrates how the Fund's total return has varied from year to year, while the table on page 36 compares Fund performance over time (before and after taxes) to a broad market index. This information may help provide an indication of the Fund's risks and potential rewards. All figures assume the reinvestment of dividends. Past performance cannot guarantee future results.

                       [BAR CHART NUMBERS IN PERCENTAGES]

1992                                                                              7.99
1993                                                                             10.47
1994                                                                             -3.36
1995                                                                             18.91
1996                                                                              3.37
1997                                                                              9.56
1998                                                                              7.44
1999                                                                             -1.50
2000                                                                             11.27
2001                                                                              8.13

BEST QUARTER: 2Q '95 at 6.36%        WORST QUARTER: 1Q '94 at -3.04%

       HISTORICAL PERFORMANCE (CONT.) [GRAPH SYMBOL]

----------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS            AS OF 12/31/01


                                                        1 Year      5 Years      10 Years
 Columbia Fixed Income Securities Fund                   8.13%       6.88%        7.05%
   Return After Taxes on Distributions                   5.67%       4.22%        4.21%
   Return After Taxes on Distributions and Sale of       4.91%       4.18%        4.25%
    Fund Shares
----------------------------------------------------
 Lehman Aggregate Bond Index                             8.44%       7.43%        7.23%
   (reflects no deductions for fees, expenses or taxes)
----------------------------------------------------


The Lehman Aggregate Bond Index is an unmanaged index of investment-grade U.S. Treasury and agency securities, corporate bonds and mortgage-backed bonds.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you hold shares of the Fund through tax-deferred accounts, such as 401(k) plans or individual retirement accounts (IRAs).

       EXPENSES [PERCENT SIGN SYMBOL]
----------------------------------------------------
As a Columbia shareholder, you pay no transaction fees such as sales loads or redemption and exchange fees when you buy or sell shares. The table below describes the annual expenses you may pay when you hold Fund shares.
 ANNUAL FUND OPERATING EXPENSES
 (expenses that are paid out of Fund assets)

 Management Fees                                        0.50%
 Distribution and/or Service (12b-1) Fees               None
 Other Expenses                                         0.16%
             Total Annual Fund Operating Expenses       0.66%

This is a hypothetical example intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Although your actual cost may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming: 1) a 5% annual return, 2) the Fund's operating expenses remain the same, 3) you redeem all your shares at the end of the periods shown, and 4) all distributions are reinvested.

1 YEAR        3 YEARS  5 YEARS  10 YEARS
    $67       $211     $368     $822

                                                                     BOND  FUNDS

       FINANCIAL HIGHLIGHTS [MONEY BAG SYMBOL]
---------------------------------------------------------
This table will help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. Total return shows how much your Fund investment increased or decreased during each period, assuming reinvested dividends and distributions. PricewaterhouseCoopers LLP, independent accountants, has audited this information. Their report, along with the Fund's financial statements, is included in the Funds' annual report, which is available upon request.

                                                                     2001          2000          1999          1998          1997
                                                                   ------        ------        ------        ------        ------
NET ASSET VALUE, BEGINNING OF YEAR.........................        $12.97        $12.44        $13.42        $13.41        $13.08
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income.....................................          0.78          0.82          0.78          0.83          0.85
 Net realized and unrealized gains (losses) on
   investments.............................................          0.25          0.53         (0.98)         0.14          0.36
---------------------------------------------------------------------------------------------------------------------------------
 Total from investment operations..........................          1.03          1.35         (0.20)         0.97          1.21
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
 Dividends from net investment income......................         (0.78)        (0.82)        (0.78)        (0.83)        (0.85)
 Distributions from capital gains..........................             -             -         (0.00)*       (0.13)        (0.03)
---------------------------------------------------------------------------------------------------------------------------------
 Total distributions.......................................         (0.78)        (0.82)        (0.78)        (0.96)        (0.88)
NET ASSET VALUE, END OF YEAR...............................        $13.22        $12.97        $12.44        $13.42        $13.41
TOTAL RETURN...............................................         8.13%        11.27%        -1.50%         7.44%         9.56%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in thousands).....................      $465,743      $378,799      $397,147      $422,330      $381,333
Ratio of expenses to average net assets....................         0.66%         0.66%         0.64%         0.65%         0.66%
Ratio of net investment income to average net assets.......         5.92%         6.53%         6.03%         6.15%         6.43%
Portfolio turnover rate....................................          110%          105%          155%          107%          196%

* Amount represents less than $0.01 per share

COLUMBIA NATIONAL MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

       GOAL AND STRATEGY [MAN W/TELESCOPE SYMBOL]
------------------------------------------------------------

The Fund seeks a high level of income exempt from federal income tax by investing at least 80% of its assets in municipal securities issued by state and local governments, their agencies and authorities, as well as the District of Columbia and U.S. territories and possessions, to finance various public or private projects. The Fund may also invest in the obligations of Puerto Rico, the U.S. Virgin Islands and Guam, the interest on which is generally exempt from state income taxes.

The Fund will only invest in municipal securities rated investment-grade by a securities rating agency or, if unrated, determined by Columbia to be of equivalent investment quality. The Fund intends to maintain an average portfolio maturity of approximately 10 to 12 years.

       INVESTMENT RISKS [FIRE SYMBOL]
-------------------------------------------------------------
This Fund has interest rate risk, credit risk, political risk and geographic risk. You could lose money as a result of your investment.
Interest rate risk means that your investment may go down in value when interest rates rise.
Credit risk means that the issuer of a bond may not be able to pay interest and principal when due.
Political risk means that a significant or potential change in tax laws affecting municipal bonds or federal income tax rates could impact municipal bond demand and cause their prices to fall.
Geographic risk refers to the potential for price declines resulting from a negative development in a single state in which the Fund holds bonds.

       WHO SHOULD INVEST? [FACES SYMBOL]
-----------------------------------------------------------
This Fund is appropriate for:
- Investors seeking income exempt from federal income tax
- Investors willing to accept greater price fluctuation than is generally associated with short-term bonds
- Conservative, long-term investors nearing or in retirement

                                                                     BOND  FUNDS

       HISTORICAL PERFORMANCE [GRAPH SYMBOL]
------------------------------------------------

The bar chart below illustrates how the Fund's total return has varied from year to year, while the table compares Fund performance over time (before and after taxes) to a broad market index and an index with a similar investment strategy. This information may help provide an indication of the Fund's risks and potential rewards. All figures assume reinvestment of dividends. Past performance cannot guarantee future results.

                       [BAR CHART NUMBERS IN PERCENTAGES]

2000                                                                             10.87
2001                                                                              4.16

BEST QUARTER: 4Q '00 at 4.35%        WORST QUARTER: 2Q '99 at -1.89%

 AVERAGE ANNUAL TOTAL RETURNS            AS OF 12/31/01


                                                                            Inception
                                                               1 Year       (2/24/99)
 Columbia National Municipal Bond Fund                           4.16%         3.65%
   Return After Taxes on Distributions                           4.12%         3.63%
   Return After Taxes on Distributions and Sale of Fund          4.34%         3.77%
    Shares
-----------------------------------------------------------
 Lehman Brothers Municipal Bond Index (reflects no               5.13%         4.83%*
   deductions for fees, expenses or taxes)
-----------------------------------------------------------
 Lipper General Municipal Debt Funds Index (reflects no          4.15%         3.54%
   deductions for fees, expenses or taxes)
-----------------------------------------------------------



The Lehman Brothers Municipal Bond Index is an unmanaged index considered representative of the broad market for investment-grade, tax exempt bonds with a maturity of at least one year. The Lipper General Municipal Debt Funds
Index represents average performance of the largest general municipal debt funds tracked by Lipper
Analytical Services.



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you hold shares of the Fund through tax-deferred accounts, such as 401(k) plans or individual retirement accounts (IRAs).



* Calculated from 3/1/99.

       EXPENSES [PERCENT SIGN SYMBOL]
-----------------------------------------------------
As a Columbia shareholder, you pay no transaction fees such as sales loads or redemption and exchange fees when you buy or sell shares. The table below describes the annual expenses you may pay when you hold Fund shares.
 ANNUAL FUND OPERATING EXPENSES
 (expenses that are paid out of Fund assets)


 Management Fees                                         0.50%
 Distribution and/or Service (12b-1) Fees                 None
 Other Expenses                                          0.81%
             Total Annual Fund Operating Expenses        1.31%
             Expense Reimbursement                      (0.66%)
             Net Expenses                                0.65%



For the fiscal year ending December 31, 2002, the Fund's
Advisor has contractually agreed to limit the Fund's total expenses to 0.65% of Fund assets.

       EXPENSES (CONT.) [PERCENT SIGN SYMBOL]

---------------------------------------------------------
This is a hypothetical example intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Although your actual cost may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming: 1) a 5% annual return, 2) the Fund's operating expenses remain the same, 3) you redeem all your shares at the end of the periods shown, and 4) all distributions are reinvested.


1 YEAR        3 YEARS  5 YEARS  10 YEARS
    $66       $208     $362     $810


       FINANCIAL HIGHLIGHTS [MONEY BAG SYMBOL]
--------------------------------------------------------------

This table will help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. Total return shows how much your Fund investment increased or decreased during each period, assuming reinvested dividends and distributions. PricewaterhouseCoopers LLP, independent accountants, has audited this information. Their report, along with the Fund's financial statements, is included in the Funds' annual report, which is available upon request.



                                                                    2001          2000        1999(1)
                                                                  ------        ------      ---------
NET ASSET VALUE, BEGINNING OF PERIOD......................         $9.82         $9.28        $10.00
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income....................................          0.44          0.44          0.34
 Net realized and unrealized gains (losses) on
   investments............................................         (0.03)         0.54         (0.72)
--------------------------------------------------------------------------------------------
 Total from investment operations.........................          0.41          0.98         (0.38)
--------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
 Dividends from net investment income.....................         (0.44)        (0.44)        (0.34)
 Distributions from capital gains.........................         (0.02)           --            --
--------------------------------------------------------------------------------------------
 Total distributions......................................         (0.46)        (0.44)        (0.34)
NET ASSET VALUE, END OF PERIOD............................         $9.77         $9.82         $9.28
TOTAL RETURN..............................................         4.16%        10.87%        -3.93%(2)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)..................       $13,769       $10,898       $10,135
Ratio of expenses to average net assets...................         0.65%         0.65%         0.65%(3)
Ratio of expenses to average net assets before contractual
 reimbursement............................................         1.31%         1.29%         1.72%(3)
Ratio of net investment income to average net assets......         4.47%         4.68%         4.21%(3)
Portfolio turnover rate...................................           20%           21%           12%(3)


(1) From inception of operations on February 10, 1999.
(2) Not annualized.
(3) Annualized.

COLUMBIA OREGON MUNICIPAL BOND FUND
--------------------------------------------------------------------------------
                                                                     BOND  FUNDS

       GOAL AND STRATEGY [MAN W/TELESCOPE SYMBOL]
--------------------------------------

The Fund seeks a high level of income exempt from federal and Oregon income tax by investing at least 80% of its assets in municipal securities issued by the State of Oregon (and its political subdivisions, agencies, authorities and instrumentalities). Normally, the Fund will invest in Oregon municipal securities rated investment grade (by a securities rating agency) or, if unrated, determined by Columbia to be of equivalent investment quality. The Fund may also invest in the obligations of Puerto Rico, the U.S. Virgin Islands and Guam, the interest on which is generally exempt from state income taxes. The Fund intends to maintain an average portfolio maturity of approximately 10 to 12 years.


       INVESTMENT RISKS [FIRE SYMBOL]
------------------------------------
This Fund has interest rate risk, credit risk, political risk and geographic risk. You could lose money as a result of your investment.

Interest rate risk means that your investment value may go down when interest rates rise.

Credit risk means that the issuer of a bond may not be able to pay interest and principal when due.

Political risk means that a significant or potential change in tax laws affecting municipal bonds or federal income tax rates could impact municipal bond demand and cause their prices to fall.


Geographic risk means that the Fund's concentration in Oregon tax-exempt bonds may cause it to be exposed to risks that do not apply to other bond funds, such as:


- Low trading volumes for Oregon municipal bonds

- Unfavorable economic conditions in Oregon

- Legal and legislative changes affecting the ability of Oregon municipalities to issue bonds

The Fund is non-diversified, which means it may invest a greater percentage of its assets in one issuer.

       WHO SHOULD INVEST? [FACES SYMBOL]
-----------------------------------------
This Fund is appropriate for:

- Oregon residents seeking income exempt from federal and state personal income tax


- Investors willing to accept greater price fluctuation than is generally associated with short-term bonds


- Conservative, long-term investors nearing or in retirement

       HISTORICAL PERFORMANCE [GRAPH SYMBOL]
------------------------------------------------

The bar chart below illustrates how the Fund's total return has varied from year to year, while the table compares Fund performance over time (before and after taxes) to a broad market index and an index with a similar investment strategy. This information may help provide an indication of the Fund's risks and potential rewards. All figures assume the reinvestment of dividends. Past performance cannot guarantee future results.

                       [BAR CHART NUMBERS IN PERCENTAGES]

1992                                                                              6.46
1993                                                                             10.73
1994                                                                             -4.68
1995                                                                             14.15
1996                                                                              3.77
1997                                                                              8.36
1998                                                                              5.58
1999                                                                             -2.65
2000                                                                             10.28
2001                                                                              4.55

BEST QUARTER: 1Q '95 at 5.76%        WORST QUARTER: 1Q '94 at -5.01%

 AVERAGE ANNUAL TOTAL RETURNS            AS OF 12/31/01


                                                         1 Year    5 Years      10 Years
 Columbia Oregon Municipal Bond Fund                     4.55%      5.13%        5.51%
   Return After Taxes on Distributions                   4.50%      5.04%        5.39%
   Return After Taxes on Distributions and               4.68%      5.07%        5.41%
     Sale of Fund Shares
-----------------------------------------------------
 Lehman General Obligation Bond Index                    5.09%      5.92%        6.51%
   (reflects no deductions for fees, expenses or
   taxes)
-----------------------------------------------------
 Lipper Oregon Municipal Debt Funds Index                4.19%      4.86%        5.58%
   (reflects no deductions for fees, expenses or
   taxes)
-----------------------------------------------------



The Lehman General Obligation Bond Index represents average market-weighted performance of general obligation bonds that have been issued in the last five years with maturities greater than one year. The Lipper
Oregon Municipal Debt Funds Index measures performance of all Oregon municipal bonds tracked by Lipper
Analytical Services, Inc.



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you hold shares of the Fund through tax-deferred accounts, such as 401(k) plans or individual retirement accounts (IRAs).

       EXPENSES [PERCENT SIGN SYMBOL]
-----------------------
As a Columbia shareholder, you pay no transaction fees such as sales loads or redemption and exchange fees when you buy or sell shares. The table below describes the annual expenses you may pay when you hold Fund shares.
 ANNUAL FUND OPERATING EXPENSES
 (expenses that are paid out of Fund assets)

 Management Fees                                        0.50%
 Distribution and/or Service (12b-1) Fees               None
 Other Expenses                                         0.07%
             Total Annual Fund Operating Expenses       0.57%

                                                                     BOND  FUNDS

       EXPENSES (CONT.) [PERCENT SIGN SYMBOL]
----------------------------------
This is a hypothetical example intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Although your actual cost may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming: 1) a 5% annual return, 2) the Fund's operating expenses remain the same, 3) you redeem all your shares at the end of the periods shown, and 4) all distributions are reinvested.

1 YEAR        3 YEARS  5 YEARS  10 YEARS
    $58       $183     $318     $714

       FINANCIAL HIGHLIGHTS [MONEY BAG SYMBOL]
------------------------------------------
This table will help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. Total return shows how much your Fund investment increased or decreased during each period, assuming reinvested dividends and distributions. PricewaterhouseCoopers LLP, independent accountants, has audited this information. Their report, along with the Fund's financial statements, is included in the Funds' annual report, which is available upon request.


                                                               2001       2000       1999       1998       1997
                                                             ------     ------     ------     ------     ------
NET ASSET VALUE, BEGINNING OF YEAR...................        $12.13     $11.56     $12.46     $12.47     $12.15
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income...............................          0.57       0.58       0.56       0.58       0.60
 Net realized and unrealized gains (losses) on
   investments.......................................         (0.02)      0.58      (0.88)      0.10       0.39
---------------------------------------------------------------------------------------------------------------
 Total from investment operations....................          0.55       1.16      (0.32)      0.68       0.99
---------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
 Dividends from net investment income................         (0.57)     (0.58)     (0.56)     (0.58)     (0.60)
 Distributions from capital gains....................         (0.03)     (0.01)     (0.02)     (0.11)     (0.07)
---------------------------------------------------------------------------------------------------------------
 Total distributions.................................         (0.60)     (0.59)     (0.58)     (0.69)     (0.67)
NET ASSET VALUE, END OF YEAR.........................        $12.08     $12.13     $11.56     $12.46     $12.47
TOTAL RETURN.........................................         4.55%     10.28%     -2.65%      5.58%      8.36%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in thousands)...............      $491,638   $436,544   $409,919   $462,809   $409,148
Ratio of expenses to average net assets..............         0.57%      0.58%      0.57%      0.58%      0.57%
Ratio of net investment income to average net
 assets..............................................         4.64%      4.92%      4.64%      4.60%      4.87%
Portfolio turnover rate..............................           14%        22%        28%        17%        17%

COLUMBIA HIGH YIELD FUND
--------------------------------------------------------------------

       GOAL AND STRATEGY [MAN W/TELESCOPE SYMBOL]
--------------------------------------

The Fund seeks a high level of income, with capital appreciation as a secondary goal, by investing in non-investment-grade corporate debt securities, commonly referred to as "junk" or "high-yield" bonds. Normally, the Fund will invest at least 80% of its assets in bonds rated Ba or B by Moody's or BB or B by S&P. No more than 10% of the Fund's assets will be invested in bonds rated Caa by Moody's or CCC by S&P, and no Fund assets will be invested in bonds below these grades. By focusing on higher quality junk bonds, the Fund seeks access to higher yielding bonds without assuming all the risk associated with the broader junk bond market.


       INVESTMENT RISKS [FIRE SYMBOL]
------------------------------------

This Fund has interest rate risk and credit risk. You could lose money as a result of your investment. Interest rate risk means that your investment may go down in value when interest rates rise.



Credit risk means that the issuing company may not be able to pay interest and principal when due. The lower-rated bonds held by the Fund are subject to greater credit risk than higher-rated, lower yielding bonds. High yield bonds may be issued to fund corporate restructurings, such as leveraged buyouts, mergers, acquisitions, debt recapitalizations, or similar events, and they are often issued by smaller, less creditworthy companies or by companies with substantial debt. The prices of high yield bonds are generally more sensitive than higher-rated bonds to the financial condition of the issuer and adverse changes in the economy.


       WHO SHOULD INVEST? [FACES SYMBOL]
-----------------------------------------
This Fund is appropriate for:


-Long-term investors



- Investors willing to accept short-term price fluctuations


- Investors seeking to boost their bond portfolio's yield

       HISTORICAL PERFORMANCE [GRAPH SYMBOL]
------------------------------------------------

The bar chart below illustrates how the Fund's total return has varied from year to year, while the table on page 45 compares Fund performance over time (before and after taxes) to broad market indices and an index with a similar investment strategy. This information may help provide an indication of the Fund's risks and potential rewards. All figures assume the reinvestment of dividends. Past performance cannot guarantee future results.

                       [BAR CHART NUMBERS IN PERCENTAGES]

1994                                                                             -0.92
1995                                                                             19.12
1996                                                                              9.43
1997                                                                             12.70
1998                                                                              6.26
1999                                                                              2.38
2000                                                                              4.61
2001                                                                              6.63

BEST QUARTER: 2Q '95 at 5.56%        WORST QUARTER: 1Q '94 at -2.01%

                                                                     BOND  FUNDS

       HISTORICAL PERFORMANCE (CONT.) [GRAPH SYMBOL]
-----------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS            AS OF 12/31/01


                                                                               Inception
                                                        1 Year    5 Years      (10/1/93)
 Columbia High Yield Fund                                6.63%     6.46%         7.24%
   Return After Taxes on Distributions                   3.49%     2.98%         3.76%
   Return After Taxes on Distributions and Sale of       4.00%     3.44%         4.03%
    Fund Shares
----------------------------------------------------
 Salomon BB Index                                       13.48%     7.79%         8.41%
   (reflects no deductions for fees, expenses or
   taxes)
----------------------------------------------------
 Merrill Lynch U.S. High Yield, Cash Pay Index           6.20%     3.95%         6.24%
   (reflects no deductions for fees, expenses or
   taxes)
----------------------------------------------------
 Merrill Lynch Intermediate BB Index                     9.99%     6.29%         7.20%
   (reflects no deductions for fees, expenses or
   taxes)
----------------------------------------------------



The Salomon BB Index measures the total return of bonds with a maturity of at least one year and includes bonds rated BB by S&P or bonds rated Ba by Moody's. The
Merrill Lynch U.S. High Yield, Cash Pay Index is an unmanaged index of non-investment-grade corporate bonds.
The Advisor intends to replace the Salomon BB Index with the Merrill Lynch U.S. High Yield, Cash Pay Index as the
Fund's broad index, as it is more representative of a broad based index. The Merrill Lynch Intermediate BB
Index is a market weighted index, consisting of BB cash pay bonds, which are U.S. dollar denominated bonds issued in the U.S. domestic market with maturities between 1 and 10 years.



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you hold shares of the Fund through tax-deferred accounts, such as 401(k) plans or individual retirement accounts (IRAs).


       EXPENSES [PERCENT SIGN SYMBOL]
-----------------------
As a Columbia shareholder, you pay no transaction fees such as sales loads or redemption and exchange fees when you buy or sell shares. The table below describes the annual expenses you may pay when you hold Fund shares.
 ANNUAL FUND OPERATING EXPENSES
 (expenses that are paid out of Fund assets)

 Management Fees                                        0.60%
 Distribution and/or Service (12b-1) Fees               None
 Other Expenses                                         0.25%
             Total Annual Fund Operating Expenses       0.85%

This is a hypothetical example intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Although your actual cost may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming: 1) a 5% annual return, 2) the Fund's operating expenses remain the same, 3) you redeem all your shares at the end of the periods shown, and 4) all distributions are reinvested.

1 YEAR        3 YEARS  5 YEARS  10 YEARS
    $87       $271     $471     $1,049

       FINANCIAL HIGHLIGHTS [MONEY BAG SYMBOL]
------------------------------------------
This table will help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. Total return shows how much your Fund investment increased or decreased during each period, assuming reinvested dividends and distributions. PricewaterhouseCoopers LLP, independent accountants, has audited this information. Their report, along with the Fund's financial statements, is included in the Funds' annual report, which is available upon request.

                                                               2001       2000       1999       1998       1997
                                                             ------     ------     ------     ------     ------
NET ASSET VALUE, BEGINNING OF YEAR...................         $8.98      $9.32      $9.84     $10.04      $9.94
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income...............................          0.69       0.75       0.74       0.76       0.81
 Net realized and unrealized gains (losses) on
   investments.......................................         (0.11)     (0.34)     (0.51)     (0.15)      0.40
---------------------------------------------------------------------------------------------------------------
 Total from investment operations....................          0.58       0.41       0.23       0.61       1.21
---------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
 Dividends from net investment income................         (0.69)     (0.75)     (0.74)     (0.76)     (0.81)
 Distributions from capital gains....................             -          -      (0.01)     (0.05)     (0.30)
---------------------------------------------------------------------------------------------------------------
 Total distributions.................................         (0.69)     (0.75)     (0.75)     (0.81)     (1.11)
NET ASSET VALUE, END OF YEAR.........................         $8.87      $8.98      $9.32      $9.84     $10.04
TOTAL RETURN.........................................         6.63%      4.61%      2.38%      6.26%     12.70%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in thousands)...............      $238,994    $97,575    $71,678    $57,524    $39,278
Ratio of expenses to average net assets..............         0.85%      0.93%      0.91%      0.95%      1.00%
Ratio of expenses to average net assets before
 voluntary reimbursement.............................         0.85%      0.93%      0.91%      0.95%      1.02%
Ratio of net investment income to average net
 assets..............................................         7.64%      8.22%      7.71%      7.52%      8.05%
Portfolio turnover rate..............................           69%        50%        49%        79%       124%

COLUMBIA DAILY INCOME COMPANY
-------------------------------------------------------------------------

                                                             MONEY  MARKET  FUND

       GOAL AND STRATEGY      [MAN W/TELESCOPE SYMBOL]
--------------------------------------

The Fund seeks a high level of income consistent with the maintenance of liquidity and the preservation of capital by investing primarily in high quality money market securities. These securities include those issued by the U.S. Government and its agencies and instrumentalities, whose principal and interest are guaranteed; commercial paper which, if rated by S&P or Moody's, is rated, at the time of purchase, A-1 by S&P and Prime 1 by Moody's or, if not rated, is determined to be of comparable quality by the Fund; and other high quality corporate debt with average maturities of less than 12 months.


The Fund's assets will be invested in short-term debt obligations maturing within one year. The average dollar-weighted maturity of the portfolio will not exceed 90 days.

       INVESTMENT RISKS       [FIRE SYMBOL]
------------------------------------

An investment in this or any other money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Although the Fund seeks to preserve the value of a shareholder's investment at $1 per share, it is possible to lose money by investing in the Fund. Additionally, there is a chance that the Fund's returns may not keep pace with the rate of inflation over the long term.


       WHO SHOULD INVEST?     [FACES SYMBOL]
-----------------------------------------
This Fund is appropriate for:

- Short-term, risk averse investors

- Investors focused on the preservation of assets rather than the appreciation of assets

- Investors seeking liquidity

       HISTORICAL PERFORMANCE [GRAPH SYMBOL]
------------------------------------------------
The bar chart below illustrates how the Fund's total return has varied from year to year, while the table shows performance over time. This information may help provide an indication of the Fund's risks and potential rewards. All figures assume the reinvestment of dividends. Past performance cannot guarantee future results.
                       [BAR CHART NUMBERS IN PERCENTAGES]

1992                                                                             3.25
1993                                                                             2.51
1994                                                                             3.68
1995                                                                             5.49
1996                                                                             4.96
1997                                                                             5.11
1998                                                                             5.09
1999                                                                             4.71
2000                                                                             6.00
2001                                                                             3.70


BEST QUARTER: 3Q '00 at 1.55%        WORST QUARTER: 4Q '01 at 0.50%

 AVERAGE ANNUAL TOTAL RETURNS            AS OF 12/31/01


                                                      1 Year     5 Years      10 Years
 Columbia Daily Income Company                          3.70%      4.92%        4.45%
--------------------------------------------------

       EXPENSES     [PERCENT SIGN SYMBOL]
-----------------------
As a Columbia shareholder, you pay no transaction fees such as sales loads or redemption and exchange fees when you buy or sell shares. The table below describes the annual expenses you may pay when you hold Fund shares.
 ANNUAL FUND OPERATING EXPENSES
 (expenses that are paid out of Fund assets)


 Management Fees                                        0.46%
 Distribution and/or Service (12b-1) Fees               None
 Other Expenses                                         0.14%
             Total Annual Fund Operating Expenses       0.60%


This is a hypothetical example intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Although your actual cost may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming: 1) a 5% annual return, 2) the Fund's operating expenses remain the same, 3) you redeem all your shares at the end of the periods shown, and 4) all distributions are reinvested.


1 YEAR        3 YEARS  5 YEARS  10 YEARS
    $61       $192     $335     $750


       FINANCIAL HIGHLIGHTS   [MONEY BAG SYMBOL]
------------------------------------------
This table will help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. Total return shows how much your Fund investment increased or decreased during each period, assuming reinvested dividends and distributions. PricewaterhouseCoopers LLP, independent accountants, has audited this information. Their report, along with the Fund's financial statements, is included in the Funds' annual report, which is available upon request.


                                                                 2001         2000         1999         1998         1997
                                                               ------       ------       ------       ------       ------
NET ASSET VALUE, BEGINNING OF YEAR...................           $1.00        $1.00        $1.00        $1.00        $1.00
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income...............................           0.036        0.058        0.046        0.050        0.050
-------------------------------------------------------------------------------------------------------------------------
 Total from investment operations....................           0.036        0.058        0.046        0.050        0.050
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
 Dividends from net investment income................          (0.036)      (0.058)      (0.046)      (0.050)      (0.050)
-------------------------------------------------------------------------------------------------------------------------
 Total distributions.................................          (0.036)      (0.058)      (0.046)      (0.050)      (0.050)
NET ASSET VALUE, END OF YEAR.........................           $1.00        $1.00        $1.00        $1.00        $1.00
TOTAL RETURN.........................................           3.70%        6.00%        4.71%        5.09%        5.11%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in thousands)...............      $1,253,535   $1,198,151   $1,165,289   $1,109,141   $1,169,096
Ratio of expenses to average net assets..............           0.60%        0.60%        0.64%        0.62%        0.63%
Ratio of net investment income to average net
 assets..............................................           3.61%        5.82%        4.61%        4.97%        4.99%

                                   MANAGEMENT
--------------------------------------------------------------------------------
Columbia's
Investment Team is
responsible for
developing investment
themes and strategies
for the Funds.
                                                                      MANAGEMENT

The Funds' investment advisor is Columbia Funds Management Company ("Columbia"), P.O. Box 1350, Portland, Oregon 97207-1350. Columbia is responsible for managing the Funds' portfolios and its business affairs, subject to oversight by the Funds' Boards of Directors. Columbia or its predecessor has acted as an investment advisor since 1967.



For the year ended December 31, 2001, the investment advisory fees paid to Columbia by each of the Funds, expressed as a percentage of net assets, were as follows:



Columbia Common Stock Fund                      0.60%
Columbia Growth Fund                            0.56%
Columbia International Stock Fund               1.00%
Columbia Special Fund                           0.89%
Columbia Small Cap Fund                         1.00%
Columbia Real Estate Equity Fund                0.75%
Columbia Technology Fund                        1.00%
Columbia Strategic Value Fund                   0.75%
Columbia Balanced Fund                          0.50%
Columbia Short Term Bond Fund                   0.50%
Columbia Fixed Income Securities Fund           0.50%
Columbia National Municipal Bond Fund           0.50%
Columbia Oregon Municipal Bond Fund             0.50%
Columbia High Yield Fund                        0.60%
Columbia Daily Income Company                   0.46%


COLUMBIA INVESTMENT TEAM


Columbia's Investment Team is responsible for developing investment themes and strategies for the Funds. Mr. Richard J. Johnson, CFA, is Chief Investment Officer and supervises the Team's activities. Prior to joining Columbia, Mr. Johnson served as Portfolio Manager and Analyst at Provident Investment Counsel (1990-1994). Mr. Johnson received a Master of Business Administration degree from the Anderson School of Management at UCLA in 1990.

For most Funds, a lead portfolio manager is responsible for implementing and maintaining the investment themes and strategies developed by the Team, while adhering to the specific goal and strategy of the Fund.
COMMON STOCK FUND -- TEAM MANAGED (SINCE 1998).

Based on an analysis of macroeconomic factors and the investment environment, Columbia's Asset Allocation Committee is responsible for determining the sector or industry weightings for the Fund. Individual members of the Investment Team then select securities within the sectors or asset classes for which they have research and analytic responsibility.

GROWTH FUND -- ALEXANDER S. MACMILLAN, CFA (SINCE 1992).


A Senior Vice President of Columbia, Mr. Macmillan joined Columbia in 1989. Previously, he was a Vice President and Portfolio Manager for Gardner & Preston Moss (1982-1989). He received a Master of Business Administration degree from the Amos Tuck School at Dartmouth College in 1980.


INTERNATIONAL STOCK FUND -- JAMES M. MCALEAR (SINCE 1992).
A Vice President of Columbia, Mr. McAlear joined Columbia in 1992. Previously, he was a Senior Vice President of American Express Financial Advisors (1985-1992) and an Executive Director for Merrill Lynch Europe (1972-1985). He received a Master of Arts degree in economics from Michigan State University in 1964.


SPECIAL FUND -- RICHARD J. JOHNSON, CFA (SINCE 1998).



SMALL CAP FUND -- RICHARD J. JOHNSON, CFA (SINCE 1996).



REAL ESTATE EQUITY FUND -- DAVID W. JELLISON, CFA (SINCE 1994).


A Vice President of Columbia, Mr. Jellison joined Columbia in 1992. Previously, he was a Senior Research Associate for RCM Capital Management (1987-1992). Mr. Jellison received a Master of Management degree from the J.L. Kellogg Graduate School of Management at Northwestern University in 1984.



TECHNOLOGY FUND -- STEVEN N. MARSHMAN, CFA (SINCE 2000).


Mr. Marshman, a Vice President of Columbia, joined Columbia in 1992. Mr. Marshman joined the Investment Team as an equity security analyst in 1995 and has been a portfolio manager since 1997. A graduate of the Air Force Academy, he holds a Masters of Business Administration degree from Golden Gate University.



STRATEGIC VALUE FUND -- ROBERT A. UNGER, CFA (SINCE 2000).


A Senior Vice President of Columbia, Mr. Unger joined Columbia in 1984. Previously, he served as Vice President and Portfolio Manager at Alliance Capital Management and Senior Vice President at Oppenheimer Asset Management. Mr. Unger is a graduate of Northwestern University and holds a Master of Business Administration degree from the University of Denver.


BALANCED FUND -- TEAM MANAGED (SINCE 1998).
Based on an analysis of macroeconomic factors and the investment environment, Columbia's Asset Allocation Committee is responsible for determining the Fund's weightings in stocks, bonds and cash investments. That committee is also responsible for determining the sector or industry weightings of the equity portion of the Fund. Columbia's Bond Team is responsible for determining the sector emphasis among different types of fixed income securities. Individual members of the entire Investment Team then select the securities within the sector or asset classes for which they have research and analytic responsibility.

                                                                      MANAGEMENT

SHORT TERM BOND FUND -- LEONARD A. APLET, CFA (SINCE 2000) AND JEFFREY L. RIPPEY, CFA (SINCE 1987).


Mr. Aplet, a Senior Vice President of Columbia, joined Columbia in 1987. Previously, he was a County Supervisor for the Farmers Home Administration (1976-1985). Mr. Aplet received a Master of Business Administration degree from the University of California at Berkeley in 1987.



A Senior Vice President of Columbia, Mr. Rippey joined Columbia in 1981. Previously, he worked in the Trust Department of Rainier National Bank (1978-1981). Mr. Rippey is a 1978 graduate of Pacific Lutheran University.



FIXED INCOME SECURITIES FUND -- LEONARD A. APLET, CFA (SINCE 1989) AND JEFFREY
L. RIPPEY, CFA (SINCE 1989).



NATIONAL MUNICIPAL BOND FUND -- GRETA R. CLAPP, CFA (SINCE 1999).


A Vice President of Columbia, Ms. Clapp joined Columbia in 1991. Previously, she was an Assistant Vice President and Portfolio Manager at The Putnam Companies (1985-1988). Ms. Clapp received a Master of Business Administration degree from the University of Michigan in 1990.



OREGON MUNICIPAL BOND FUND -- GRETA R. CLAPP, CFA (SINCE 1992).



HIGH YIELD FUND -- JEFFREY L. RIPPEY, CFA (SINCE 1993) AND KURT M. HAVNAER, CFA (SINCE 2000).


A Vice President of Columbia, Mr. Havnaer joined Columbia in 1996. Previously, he worked as a Portfolio Manager, Analyst and Trader for SAFECO Asset Management Co. (1991-1996). Mr. Havnaer received a Master of Business Administration degree from Seattle University in 1991.



COLUMBIA DAILY INCOME COMPANY -- LEONARD A. APLET, CFA (SINCE 1988).


PERSONAL TRADING

Members of the Investment Team and other employees of the Funds or Columbia are permitted to trade securities for their own or family accounts, subject to the rules of the Code of Ethics adopted by the Funds and Columbia. The rules that govern personal trading by investment personnel are based on the principle that employees have a fiduciary duty to conduct their trades in a manner that is not detrimental to the Funds or their shareholders. For more information on the Code of Ethics and specific trading restrictions, see the Funds' Statement of Additional Information.

AT-A-GLANCE INSTRUCTIONS FOR ACCOUNTS

[MAIL GRAPHIC]
[PHONE GRAPHIC]
[COMPUTER GRAPHIC]
[ARROW GRAPHIC]
[HANDSHAKE GRAPHIC]
IN PERSON AUTOMATIC  INTERNET BY TELEPHONE              BY MAIL

OPENING A NEW ACCOUNT                                  PURCHASING SHARES
[STAMPED ENVELOPE SYMBOL]
Regular Mail                                           Regular Mail
Columbia Financial Center                              Columbia Financial Center
P.O. Box 1350                                          P.O. Box 1350
Portland, OR 97207-1350                                Portland, OR 97207-1350

Overnight Carrier                                      Overnight Carrier
Columbia Financial Center                              Columbia Financial Center
1301 S.W. Fifth Avenue                                 1301 S.W. Fifth Avenue
Portland, OR 97201-5601                                Portland, OR 97201-5601
Complete an application and send it to the address     Send your investment to the above address. Be sure to
above with your check for at least the minimum fund    enclose an investment slip from the bottom of your
investment.                                            statement.

------------------------------------------------------------------------------------------------------------
[PHONE SYMBOL]
1-800-547-1707                                         1-800-547-1707
WIRE: Once you submit a completed application, you     WIRE: Invest using federal funds wired from your
may open an account using federal funds wired from     bank. Since each Fund has a different wire number,
your bank. Since each Fund has a different wire        call us for instructions.
number, call us for instructions.
                                                       EXCHANGE: Use the proceeds from the redemption in one
                                                       Fund to purchase shares of another Fund with the same
                                                       account number. To exchange shares, call us.


                                                       TELEVEST: Provided the service is already set up on
                                                       your account (use the application or call us for a
                                                       form), request a transfer from your bank for
                                                       investment in the Columbia Funds.

------------------------------------------------------------------------------------------------------------
[COMPUTER SYMBOL]
www.columbiafunds.com                                  www.columbiafunds.com
Download a prospectus and an application from our      EXCHANGE: Call us for a personal identification
Web site. Mail a completed application with your       number to access your account online. Then, use the
initial investment to the address above.               proceeds from the redemption in one Fund to purchase
                                                       shares of another Fund with the same account number.
                                                       Submit your exchange request through our secure site.

------------------------------------------------------------------------------------------------------------
[ARROW SYMBOL]
A minimum of $50 per fund lets you open an account,    Arrange to have investments transferred automatically
provided you establish an automatic investment plan    from your bank account to the Columbia Fund(s) of
(AIP). This means that investments are transferred     your choice on the 5th, 20th, or both, of each month.
automatically from your bank to the Columbia           Sign up for AIP on the application or call us for a
Fund(s) of your choice each month. Sign up for AIP     form. AIP investment minimum is $50 per Fund.
on the application, or call us for a form.

------------------------------------------------------------------------------------------------------------
[HANDS SHAKING SYMBOL]
Columbia Financial Center                              Columbia Financial Center
1301 S.W. Fifth Avenue                                 1301 S.W. Fifth Avenue
Portland, OR 97201-5601                                Portland, OR 97201-5601
7:30 a.m. - 5:00 p.m. PST                              7:30 a.m. - 5:00 p.m. PST
Visit Columbia Funds, conveniently located in          Visit Columbia Funds, conveniently located in
downtown Portland.                                     downtown Portland.

                            TAX-ADVANTAGED INVESTING
                             WITH A COLUMBIA IRA OR
                                RETIREMENT PLAN

The following accounts require special applications. For an application and more details about tax-advantaged investing, call us at 1-800-547-1707.

                       TRADITIONAL IRA

A Traditional IRA allows you to invest a maximum of $3,000 in 2002 and 2003 and earn tax-deferred returns. Your contributions may be tax deductible. Deductions may be limited if your income exceeds a certain level or if you participate in certain retirement plans. Any withdrawals of tax-deductible contributions and tax-deferred earnings are taxable at your regular income tax rate. Early withdrawals also may be subject to penalties. You may choose to roll over retirement plan proceeds into a Columbia IRA in order to prolong tax-deferred savings.


                           ROTH IRA

A Roth IRA allows you to invest a maximum of $3,000 in 2002 and 2003, the returns on which are tax-free. Your contributions are not tax-deductible. Your ability to invest in a Roth IRA may be limited if your income exceeds a certain level. Tax-free withdrawals are available after a five-year holding period, provided you are over 59 1/2, a first time homebuyer, or satisfy other requirements.


                  EDUCATION SAVINGS ACCOUNT

Formerly the Education IRA, the Coverdell Education Savings Account allows you to contribute a maximum of $2,000 in 2002 and 2003, the returns on which are generally tax-free when used to fund certain education expenses of a child. Your contributions are not tax deductible. Your ability to invest in an ESA may be limited if your income exceeds a certain level.


                       RETIREMENT PLANS

A number of retirement plan options are available for small- to mid-size businesses. Contact Columbia at 1-800-547-1037, extension 2045 for further information.

                                                              INVESTOR  SERVICES

SELLING (REDEEMING) SHARES
Regular Mail
Columbia Financial Center
P.O. Box 1350
Portland, OR 97207-1350

Overnight Carrier
Columbia Financial Center
1301 S.W. Fifth Avenue
Portland, OR 97201-5601

Send your redemption request to the above address. Redemption requests must be signed by each shareholder required to sign on the account. A signature guarantee may be required. Accounts in the names of corporations, fiduciaries, and intermediaries may require additional documentation.
----------------------------------------------------------------------------
1-800-547-1707

Redeem shares by phone (unless you have declined this service on the application). Proceeds from telephone redemptions may be mailed only to the account owner at the address of record (maximum $50,000) or transferred to a bank designated on the application (any amount).


WIRE: Call us to request a wire redemption. Your request must be at least $1,000, and the bank wire cost for each redemption will be charged against your Columbia account. Your bank may impose a fee.
EXCHANGE: Use the proceeds from the redemption of one Fund to purchase shares of another Fund with the same account number. To exchange shares, call us.
----------------------------------------------------------------------------

www.columbiafunds.com


EXCHANGE: Call us for a personal identification number to access your account online. Then, use the proceeds from the redemption in one Fund to purchase shares of another Fund with the same account number. To exchange shares, use our secure account e-mail.


----------------------------------------------------------------------------

For accounts over $5,000, redeem shares on a regular basis through a transfer of funds from your Columbia account directly to the bank designated on your application ($50 minimum withdrawal).


----------------------------------------------------------------------------

Columbia Financial Center
1301 S.W. Fifth Avenue
Portland, OR 97201-5601


7:30 a.m. - 5:00 p.m. PST



Although you can visit Columbia Funds to make a redemption request, availability of the proceeds will vary. Please call ahead for details.

                               INVESTOR SERVICES
--------------------------------------------------------------------------------
INVESTMENT MINIMUMS



First Time Fund Investment:


   $1,000 Minimum for all Funds but the Special and Small Cap Funds, which have $2,000 minimums


Subsequent Fund Investment:


   $100 for all Funds


Automatic Investment Plan:


   $50 for all Funds (minimum requirements for first time investments are waived)


When investing in the Funds, please keep these important points in mind:


-Personal checks for investment should be drawn on U.S. funds, must meet Fund investment minimum requirements, and be made payable to Columbia Funds


-Columbia will not accept cash investments


-Columbia reserves the right to reject any investments


-If your investment is cancelled because your check did not clear the bank or because the Funds were unable to debit your bank account, you will be responsible for any losses or fees imposed by your bank or attributable to a loss in value of the shares purchased


-Columbia may reject any third party checks submitted for investment

This section is designed to acquaint you with the different services and policies associated with an investment in Columbia Funds. For an at-a-glance summary of account instructions, please see page 52.

                       PURCHASING SHARES

                       Shares of Columbia Funds are available at net asset value ("NAV"), which means that you pay no sales charges or commissions to invest. Your investment will be priced at the NAV next calculated after your order is accepted by the Funds. Investments transmitted by way of ACH (Automated Clearing House) will receive the NAV calculated the second business day following your request. Investments received for Columbia Daily Income Company must be converted to federal funds, so there may be a one-day delay in your investment. All bond funds and Columbia Daily Income Company will begin to earn interest on the day after the investment is made.



                       COLUMBIA SMALL CAP FUND: Columbia Small Cap Fund is closed to new investors as of March 1, 2002. The Fund will accept additional investments under the conditions described below:



                       - Current shareholders in the Fund -- whether directly
                        through a personal account, as a beneficial owner of shares held in someone else's name, or through an intermediary such as a financial advisor or fund supermarket -- may continue to purchase shares in the Fund and reinvest dividends and capital gains distributions.



                       - Existing direct shareholders in the Fund may open a new
                        account in the Fund provided they use the same Social Security number.



                       - An employee benefit plan that is an existing Fund
                        shareholder may continue to buy shares even for new plan participants.



-All direct clients of Columbia and its affiliates may invest in the Fund, unless Columbia deems that their investment will adversely affect its ability to manage the Fund.



-Retirement plan participants initiating a transfer or rollover from an employee benefit plan that holds shares of the Fund may open a new IRA in the Fund.

WILL OTHER FUNDS CLOSE TO NEW INVESTORS?



Columbia reserves the right to close a Fund to new investors. Columbia will carefully consider a number of factors prior to closing a Fund to new investors, including a Fund's total assets and its flow of new money. If a Fund does close, existing Fund shareholders may continue to invest in that Fund so long as the shareholder's account remains open.

                                                              INVESTOR  SERVICES

-A director, officer or employee of Columbia and its affiliates, and members of their immediate family, may invest in the Fund, unless Columbia deems that their investment will adversely affect its ability to manage the Fund.



-An employee benefit plan sponsored by an institution that also sponsors (or is an affiliate of an institution that sponsors) another employee benefit plan account that is a Fund shareholder may invest in the Fund.



-If, in the judgement of Columbia, an investment would not adversely affect its ability to manage the Fund.



Columbia believes that permitting the additional investments described above would not adversely affect its ability to manage the Fund effectively. Columbia reserves the right to re-open the Fund to new investors or to modify the extent to which future sales of shares are limited.



SELLING (REDEEMING) SHARES


You can sell (redeem) shares any day the New York Stock Exchange ("NYSE") is open for business. Your shares will be redeemed at their net asset value, calculated after your valid redemption request is accepted by the Funds. There are no fees to sell shares.

When redeeming, please keep these important points in mind:


- A signature guarantee may be required. See page 57 for examples of when a signature guarantee is required.


- Any certificated shares will require the return of the certificate before a redemption can be made.

- Redemptions of an IRA will require the completion of additional paperwork for the purposes of IRS tax reporting.

- Redemption requests must be signed by all owners on the account.


- Redemption requests from corporations, fiduciaries and intermediaries may require additional documentation.



Normally, your redemption proceeds will be sent to you the day after the effective date of the redemption. Except as provided by rules of the Securities and Exchange Commission, redemption proceeds will be sent to you no later than seven days from the redemption date. Proceeds transmitted by way of ACH are usually credited to your bank account on the second business day following the request.

Also, before selling recently purchased shares, please note that if the Fund has not yet collected payment for the shares you are selling, it may delay sending the proceeds until it has collected payment, which may take up to 15 days from the purchase date. Additionally, the Fund reserves the right to redeem shares in-kind under unusual circumstances. In-kind payment means payment will be made to you in portfolio securities rather than cash. In that event, you will incur transaction costs if you sell the securities for cash.


DRAFTWRITING IN COLUMBIA DAILY INCOME COMPANY.
If you are a Columbia Daily Income Company shareholder, you may redeem shares by draft if you have completed the signature card attached to your original application. Drafts will be furnished to you free of charge. Drafts may not be written for less than $250. Your investment will earn daily income until your draft is presented for payment. Of course, your draft can only be paid if you have sufficient funds invested in Columbia Daily Income Company. A draft is a redemption and, therefore, subject to the Fund's approval. The draftwriting service may be terminated upon written notice.

IMPORTANT FUND POLICIES

HOW SHARES ARE PRICED.
All purchases, redemptions and exchanges will be processed at the NAV next calculated after your request is received and accepted by a Fund. A Fund's NAV is calculated at the close of the regular trading session of the NYSE (normally 4:00 p.m. Eastern time).


Shares will only be priced on days that the NYSE is open for trading. The NAV of a Fund is calculated by subtracting a Fund's liabilities from its assets and dividing the result by the number of outstanding shares. The Funds use market prices in valuing portfolio securities. Securities for which market quotations are not available will be valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors of each Fund. Debt securities with remaining maturities of less than 60 days will generally be valued based on amortized cost, which approximates market value.

WHEN IS A SIGNATURE GUARANTEE NECESSARY?


To protect against fraud, a signature guarantee is required for each of the following written redemption requests:


- Redemption requests over $50,000
- Redemption checks that are made payable to someone other than those registered on the account
- A request to send proceeds to an address or account other than those of record
- The mailing address for your redemption check has changed in the last 10 days


Columbia may require signature guarantees in other situations or reject a redemption for legal reasons. Signature guarantees are available from a bank, broker dealer, credit union, savings and loan, national securities exchange or trust company. A notary public cannot supply a signature guarantee.
                                                              INVESTOR  SERVICES

Trading on many foreign securities markets is completed at various times before the close of the NYSE or on days the NYSE is not open for business. Consequently, the calculation of a Fund's NAV may take place at a time that is different than when prices are determined for funds holdings foreign securities. As a result, events affecting the values of foreign portfolio securities that occur between the time the prices are determined and the close of the NYSE will not be reflected in a Fund's calculation of NAV, unless the Board of Directors or Columbia, if delegated by the Board, determines that the event would materially affect the NAV.

FINANCIAL INTERMEDIARIES.
If you invest through a third party (rather than directly with Columbia), the policies and fees for transacting business may be different than those described here. Banks, brokers, 401(k) plans, financial advisors and financial supermarkets (a "Financial Intermediary") may charge transaction fees, and may set different minimum investments or limitations on buying or selling shares. Your total cost of investing in a Fund will be increased to the extent of any fees charged by your Financial Intermediary. Also, because these arrangements reduce or eliminate the need for the Fund's transfer agent to provide account services, the Funds and Columbia may pay the Financial Intermediary a recordkeeping or account servicing fee. Many Financial
Intermediaries enter into an agreement with the Funds that authorizes them to accept purchase and redemption orders on behalf of the Funds. To the extent that the Financial Intermediary has agreed to act as an agent for the Fund, the Fund will be deemed to have received a purchase or redemption order when an authorized Financial Intermediary or its delegate accepts the order. The order will be priced at the Fund's net asset value next computed after it is accepted by the Financial Intermediary or its delegate.

EXCHANGES.

On any business day, you may exchange all or a portion of your shares into any other available Columbia Fund. To prevent excessive exchange activity to the detriment of other shareholders, only four exchanges per fund are allowed per year. When exchanging into a new fund, be sure you read the part of the prospectus that pertains to the fund you exchange into. The exchange privilege may be revoked or modified at any time, and the Funds reserve the right to reject any exchange request. For example, the Funds may reject exchanges from accounts engaged in or known to engage in trading that exceeds the Fund's annual limit (including market timing transactions).

TELEPHONE REDEMPTIONS.
To determine whether telephone instructions are genuine, Columbia will request personal shareholder information when you call. All telephone instructions are recorded and a written confirmation of the redemption is mailed to the address of record. Proceeds from a telephone redemption may only be mailed to the registered name and address on the account, or transferred to your predesignated bank account or to another Columbia Fund under the same account number. For your protection, the ability to redeem by phone and have the proceeds mailed to your address may be suspended for up to 30 days following an address change. You may be liable for any fraudulent telephone instructions as long as Columbia takes reasonable measures to verify the identity of the caller.

AUTOMATIC WITHDRAWALS.
Automatic withdrawals are redeemed within seven days after the end of the month or quarter to which they relate. To the extent redemptions for automatic withdrawals exceed dividends declared on shares in your account, the number of shares in your account will be reduced. If the value of your account falls below the Fund minimum balance requirement, your account is subject to being closed on 60 days written notice.

INVOLUNTARY REDEMPTIONS.
Upon 60 days prior written notice, a Fund may redeem all of your shares without your consent if:

- Your Fund balance falls below $500

- You are a U.S. shareholder and fail to provide a certified taxpayer identification number

- You are a foreign shareholder and fail to provide a current Form W-8, "Certificate of Foreign Status"

If your shares are redeemed by the Fund, payment will be made promptly at the Fund's current net asset value, and may result in a realized capital gain or loss.

RECEIVE CUSTOMIZED INVESTMENT MANAGEMENT WITH A PRIVATE MANAGEMENT ACCOUNT


For custom asset allocation services among the Columbia Funds, Columbia Trust Company offers the Private Management Account for investments over $150,000. The annual fee for this service is:



- 0.75% on the first $500,000


- 0.50% on the next $500,000


- 0.25% on assets over $1,000,000


The minimum fee for this service is $1,000 and the maximum fee is $15,000. These fees are in addition to the underlying expenses of the Funds making up the Private Management Account. For additional information, please call toll-free 1-866-651-4563.
                                                              INVESTOR  SERVICES

TAXPAYER IDENTIFICATION NUMBER.
Federal law requires each Fund to withhold 31% of dividends and redemption proceeds paid to shareholders who have not complied with certain tax requirements. You will be asked to certify on your account application that the Social Security number provided is correct and that you are not subject to 31% backup withholding for previous underreporting of income to the IRS. The Funds will generally not accept new investments that do not comply with these requirements.


SHAREHOLDER STATEMENTS AND REPORTS


To stay informed about the status of your account, every Columbia Funds shareholder receives either monthly or quarterly statements. With the exception of recurring activity, such as an automatic investment or withdrawal plan, you will receive a confirmation for all transactions in your account. You'll also receive an annual tax report detailing the taxable characteristics of any Fund distributions from the prior year.



Shareholder reports are sent to shareholders twice a year.
Shareholders have the option to receive these reports electronically. To receive reports via e-mail, simply contact Investor Services at 1-800-547-1707. To reduce the cost of mailing reports to shareholders, only one shareholder report and the Funds' annually updated prospectus will be mailed to accounts with the same Tax
Identification Number or the same family name registered at the same address. If you do not wish to have your shareholder reports and prospectuses consolidated, please call us and we will send you individual copies within 30 days of your request. In addition, shareholders or multiple accounts at the same mailing address can eliminate duplicate enclosures for statements mailed to that address by filing a SAVMAIL form with the Funds. For a SAVMAIL form or to receive additional copies of any financial report or Prospectus, please call an Investor Services Representative at 1-800-547-1707.

DISTRIBUTIONS AND TAXES
-------------------------------------------------------------

Each Fund distributes to shareholders its net investment income and net realized capital gains. Net investment income (income from dividends, interest and any net realized short-term capital gains) and net long-term capital gains (gains realized on a sale of a security by a Fund) are distributed as follows:

INCOME AND CAPITAL GAINS DISTRIBUTIONS


                                NET INVESTMENT             NET REALIZED LONG-
FUND                            INCOME                     TERM CAPITAL GAINS
 Growth Fund                    Declared and paid in       Normally declared and
                                December                   paid in December
 International Stock Fund
 Special Fund
 Small Cap Fund
 Technology Fund
 Strategic Value Fund
------------------------------------------------------------------------------------
 Common Stock Fund              Declared and paid each     Normally declared and
 Real Estate Equity Fund        calendar quarter           paid in December
 Balanced Fund
------------------------------------------------------------------------------------
 Short Term Bond Fund           Declared daily and paid    Normally declared and
                                monthly                    paid in December
 Fixed Income
  Securities Fund
 National Municipal
  Bond Fund
 Oregon Municipal
  Bond Fund
 High Yield Fund
------------------------------------------------------------------------------------
 Columbia Daily Income          Declared and paid daily    Declared and paid in
  Company                                                  December (if any)


Unless you elect to receive your distributions in cash, income and capital gain distributions will be reinvested in additional shares on the dividend payment date.

TAX EFFECT OF DISTRIBUTIONS

SHAREHOLDERS OF FUNDS OTHER THAN MUNICIPAL BOND FUNDS.
Distributions from the Funds are taxable unless a shareholder is exempt from federal or state income taxes or the investment is in a tax-advantaged account. The tax status of any distribution is the same regardless of how long a shareholder has been invested in the Fund and whether distributions are reinvested or taken in cash.

Distributions by the
Columbia stock funds
will consist primarily of
capital gains, and
distributions by the
Columbia bond funds
and Columbia Daily
Income Company will
consist primarily of
ordinary income.

                                                       DISTRIBUTIONS  AND  TAXES

In general, distributions are taxable as follows:
TAXABILITY OF DISTRIBUTIONS


       TYPE OF DISTRIBUTION               TAXABLE AT
        Dividend Income                   Ordinary Income Rate
       ---------------------------------------------------------------------
        Short-Term Capital Gains          Ordinary Income Rate
       ---------------------------------------------------------------------
        Long-Term Capital Gains           20% or 10% (depending on
                                          your ordinary income
                                          tax bracket)



     In January of each year, the Funds will send shareholders information detailing the net investment income and capital gains distributed in the prior year.


     "BUYING INTO A DISTRIBUTION." Purchasing a Fund's shares in a taxable account before a distribution by the Fund is sometimes called "buying into a distribution." You pay income taxes on a distribution whether you reinvest the distribution in shares of the Fund or receive it in cash. In addition, you pay taxes on the distribution whether the value of your investment decreased, increased or remained the same after you bought shares of the Fund.
     As securities of the Fund are sold at a profit during the period covered by a distribution (over the course of a year, for example), a Fund may build up capital gains. After subtracting any capital losses, the Fund distributes those gains to you and other shareholders, even if you did not own the shares when the gains occurred, and you incur the full tax liability on the distribution.

SHAREHOLDERS OF MUNICIPAL BOND FUNDS.
FEDERAL TAXES. A substantial portion of the net investment income distributed by the Municipal Bond Funds will be tax-exempt interest and will not be includible in a shareholder's gross income for federal income tax purposes. A portion of net income distributed by these Funds may, however, be taxable as ordinary income to the extent the distribution represents taxable interest received from sources other than municipal bonds or taxable accrued market discount on the sale or redemption of municipal bonds. Additionally, even though shareholders generally will not be taxed on distributions of tax-exempt interest, to the extent these Funds have net capital gains, shareholders will be taxed on the gain at the applicable capital gains rate.

STATE INCOME TAXES.
NATIONAL MUNICIPAL BOND FUND: Distributions from this Fund may be exempt from the income tax of a state, if the distributions are derived from tax-exempt interest paid on the municipal securities of that state or its political subdivisions. Those distributions may not be exempt from another state's income tax, however. In addition, distributions derived from capital gains generally will be subject to state income tax. Shareholders of the National Municipal Bond Fund should consult their tax advisors regarding whether any portion of distributions received from that Fund is exempt from state income tax, because exemption may depend upon whether the shareholder is an individual, whether the individual is subject to tax in any given state, the residence of the individual, and the particular state tax treatment of mutual funds.


OREGON MUNICIPAL BOND FUND: Individuals, trusts, and estates will not pay Oregon personal income tax on distributions from the Oregon Municipal Bond Fund that are derived from tax-exempt interest paid on the municipal securities of the State of Oregon, its political subdivisions and certain other issuers (including Puerto Rico and Guam). However, individuals, trusts, and estates that are subject to Oregon personal income tax are generally subject to Oregon personal income tax on distributions derived from other types of income received by the Oregon Municipal Bond Fund, including capital gains. Furthermore, it is expected that corporations subject to the Oregon corporation excise or income tax will be subject to that tax on the income from the Fund, including income that is exempt for federal income tax purposes.


TAXABILITY OF TRANSACTIONS

The sale of Fund shares or the exchange of Fund shares for shares of another Fund is considered a taxable event that may produce a gain or loss. Shareholders are responsible for any tax liabilities generated by their transactions.


      Local taxes are beyond the scope of this discussion. This section provides only a brief summary of federal and state tax information related to the Funds. You should consult your tax professional about the tax consequences of investing in the Funds.

MORE ABOUT THE FUNDS

-----------------------------------------------------------
                                                         MORE  ABOUT  THE  FUNDS

This section contains additional information about the risks, strategies and types of securities in which the Funds will principally invest. For a more detailed description of each Fund and its investment strategy, please request a copy of the Funds' Statement of Additional Information.

PORTFOLIO SECURITIES

INTERNATIONAL STOCK FUND.

In managing currency exposure, the Fund may enter into forward currency contracts. A forward currency contract involves an agreement to purchase or sell a specified currency at a specified future price set at the time of the contract. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. The Fund will only enter into forward contracts for hedging and not for purposes of speculation. Under normal market conditions, no more than 25% of the Fund's assets may be committed to currency exchange contracts.



The Fund may also invest in derivatives. A discussion of derivatives is found on page 68, in "More about Risks."



STRATEGIC VALUE FUND.


In making decisions as to the securities to hold, the portfolio manager employs fundamental research and evaluates the issuer based on its financial statements and operations. The portfolio manager focuses on the quality of the issuer, the price of an individual issuer's common stock, and also on economic sectors. Market timing strategies may occasionally be employed. The portfolio manager measures a company's value by its P/E ratio, price/cash flow ratio, price/book ratio and price-to-private market values. A P/E ratio is the relationship between the price of a stock and earnings per share and it attempts to measure how much investors are willing to pay for future earnings. This figure is determined by dividing a stock's market price by the issuing company's earnings per share. Price/cash flow is the relationship between the price of a stock and the company's available cash from operations and helps provide an understanding about future cash flow.


Before selecting individual securities for the Fund, the portfolio manager begins with a top-down, industry sector analysis. Then, in addition to measuring value by focusing on issuing companies' P/E ratios and price/cash flow ratios, factors the portfolio manager looks for in selecting investments include:

- Estimated private market value in excess of current stock price. Private market value is the price an investor would pay to own the entire company.

- Management with demonstrated ability and commitment to the company.

- Low market valuations relative to earnings forecasts, book value, cash flow and sales.

FIXED INCOME SECURITIES FUND, BALANCED FUND AND
SHORT TERM BOND FUND.

The Fixed Income Securities Fund, the Balanced Fund and the Short Term Bond Fund may invest in a variety of debt securities, including bonds, debentures, notes, equipment trust certificates and short-term obligations (those having maturities of 12 months or less), such as prime commercial paper and bankers' acceptances, domestic certificates of deposit, obligations of, or guaranteed by, the U.S. Government and its agencies and instrumentalities, mortgage-backed certificates, mortgage-backed securities and other similar securities representing ownership in a pool of loans. The Short Term Bond Fund may also invest in repurchase agreements with banks or securities dealers relating to these securities.


Mortgage-backed securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect, "passing through" monthly payments made by the individual borrowers on the mortgage loans that underlie the securities (net of fees paid to the issuer or guarantor of the securities).


Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association ("GNMA")) or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported with various credit enhancements such as pool insurance, guarantees issued by governmental entities, a letter of credit from a bank or senior/subordinated structures.


The Funds will usually invest some portion of their assets in collateralized mortgage obligations ("CMOs") issued by U.S. agencies or instrumentalities or in privately issued CMOs that carry an investment-grade rating. CMOs are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. Similar to a mortgage pass-through, interest and prepaid principal on a CMO are

                                                         MORE  ABOUT  THE  FUNDS
paid, in most cases, monthly. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured in multiple classes, with each class bearing a different stated maturity or interest rate. A Fund will only invest in those CMOs whose characteristics and terms are consistent with the average maturity and market risk profile of the other fixed income securities held by the Fund.

Each Fund is permitted to invest in asset-backed securities, subject to the Fund's rating and quality requirements. Through the use of trusts and special purpose subsidiaries, various types of assets, including home equity and automobile loans and credit card and other types of receivables, as well as purchase contracts, financing leases and sales agreements entered into by municipalities, are being securitized in pass-through structures similar to the mortgage pass-through structures described above.

MUNICIPAL BOND FUNDS.
While each of the Funds attempts to invest 100% of its assets in tax-free municipal securities, each Fund may invest up to 20% of its assets in securities that pay taxable interest. In such circumstances, the Fund will invest in obligations of the U.S. Government or its agencies or instrumentalities; obligations of U.S. banks (including certificates of deposit, bankers' acceptances and letters of credit) that are members of the Federal Reserve System and that have capital surplus and undivided profits as of the date of their most recent published financial statements in excess of $100 million; commercial paper rated Prime 1 by Moody's, A-1 or better by S&P, or if not rated, issued by a company that, at the time of investment by the Fund, has an outstanding debt issue rated AA or better by S&P or Aa or better by Moody's; and repurchase agreements for any of these types of investments.

TEMPORARY INVESTMENTS.
Under adverse market conditions, each Fund (other than Columbia Daily Income Company) may depart from its principal investment strategies by taking defensive positions in response to adverse economic or market conditions. When a Fund assumes a temporary defensive position, it generally will not invest in securities designed to achieve its investment goal.

PORTFOLIO TURNOVER.

With the exception of the Strategic Value Fund, which may, at times, utilize market timing techniques, each Fund generally intends to purchase securities for long-term investment rather than short-term gains. When circumstances warrant, however, a Fund may sell securities without regard to the length of time they have been held. This may result in a higher portfolio turnover rate and increase a Fund's transaction costs, including brokerage commissions. To the extent short-term trades result in gains on securities held one year or less, shareholders will be subject to taxes on these gains at ordinary income rates. See "Distributions and Taxes" on page 60. Historical portfolio turnover rates are shown under "Financial Highlights" in the description of each Fund at the beginning of this Prospectus.


MORE ABOUT RISKS

This section provides more information about the risks of investing in the Funds, which you should consider before you invest.

REITs.

The Real Estate Equity Fund will, and the other Columbia stock funds as part of their principal investment strategy may, invest in real estate investment trusts (REITs). Investment in REITs carries with it many of the same risks associated with direct ownership in real estate. In addition to these risks, equity REITs may be affected by changes in the value of the underlying property owned by the REIT, while mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent upon management skills, may not be diversified, and are subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation. In addition, a REIT could fail to qualify for tax-free pass-through of income under the Internal Revenue Code or fail to maintain its exemption from registration under the Investment Company Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. If a borrower or lessee defaults, a REIT may experience delays in enforcing its rights as mortgagee or lessor and may incur substantial costs associated with protection of its investments.



INTEREST RATE RISK.

Interest rate risk refers to the possibility that the net asset value of the fixed income portfolios may decline due to an increase in interest rates.

When interest rates go up, the value of a bond fund's portfolio will likely decline because fixed income securities in the portfolio are paying a lower interest rate than what investors could obtain in the current market. When interest rates go down, the value of a bond fund's portfolio will likely rise, because fixed income securities in the portfolio are paying a higher interest rate than newly issued fixed income securities. The

Interest rate risk
refers to the possibility
that the net asset value
of the fixed income
portfolios may decline
due to an increase in
interest rates.
                                                         MORE  ABOUT  THE  FUNDS
amount of change in the value of a bond fund's portfolio depends upon several factors, including the maturity date of the fixed income securities in the portfolio. In general, fixed income securities with longer maturities are more sensitive to interest rate changes than securities with shorter maturities. To compensate for the higher risk, bonds with longer maturities generally offer higher yields than bonds with shorter maturities.

CREDIT RISK.

The fixed income securities in the Funds' portfolios are subject to credit risk. Credit risk refers to the possibility that the issuer of a bond may fail to make timely payments of interest or principal. Other than the High Yield Fund and, to a lesser extent, the Fixed Income Securities Fund, the Balanced Fund and the Short Term Bond Fund, all three of which may invest in non-investment-grade securities, the Funds will only invest in investment-grade fixed income securities. Investment-grade securities are those issued by the U.S. Government, its agencies, and instrumentalities, as well as those rated as shown below by the following rating agencies:

INVESTMENT-GRADE SECURITIES


                             LONG-TERM            SHORT-TERM
RATING AGENCY                DEBT SECURITY        DEBT SECURITY
 Standard & Poor's (S&P)     At least BBB         At least A-3 or SP-2
---------------------------------------------------------------------------------
 Moody's Investors
 Service, Inc. (Moody's)     At least Baa         At least Prime-3 or MIG 4/VMIG4



The Funds may also invest in securities unrated by these agencies if Columbia determines the security to be of equivalent investment quality to an investment-grade security. Investment-grade securities are subject to some credit risk. Bonds in the lowest-rated investment-grade category have speculative characteristics. Changes in economic conditions or other circumstances are more likely to weaken the ability of the issuer to make principal and interest payments on these bonds than is the case for high-rated bonds. Discussion concerning the risks of investing in non-investment-grade bonds can be found in the description of the High Yield Fund. In addition, the ratings of securities provided by Moody's and S&P are estimates by the rating agencies of the credit quality of the securities. The ratings may not take into account every risk related to whether interest or principal will be repaid on a timely basis. See the Statement of Additional Information for a complete discussion of bond ratings.


NON-DIVERSIFIED RISK.
The Oregon Municipal Bond Fund and the Technology Fund are "non-diversified," which means that they may invest a greater percentage of their assets in the securities of a single issuer. As a result, they may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

FOREIGN INVESTMENTS.

Foreign equity securities include common stock and preferred stock, including securities convertible into equity securities, American Depositary Receipts
(ADRs) and Global Depositary Receipts (GDRs). ADRs in registered form are dollar-denominated securities designed for use in the U.S. securities markets. ADRs are sponsored and issued by domestic banks, and they represent and may be converted into underlying foreign securities deposited with the domestic bank or a correspondent bank. ADRs do not eliminate the risks inherent in investing in the securities of foreign issuers. GDRs are receipts representing an arrangement with a major foreign bank similar to that for ADRs. GDRs are not necessarily denominated in the currency of the underlying security.


Foreign equity securities, which are generally denominated in foreign currencies, involve risks not typically associated with investing in domestic securities. Foreign securities may be subject to foreign taxes that would reduce their effective yield. Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the unrecovered portion of any foreign withholding taxes would reduce the income a Fund receives from its foreign investments. In addition, to the extent that the securities are denominated in a foreign currency, the value of a Fund invested in foreign securities will fluctuate as a result of changes in the exchange rates between the U.S. dollar and the currencies in which foreign securities are denominated.

Foreign investments involve other risks, including possible political or economic instability of the country of the issuer, the difficulty of predicting international trade patterns, and the possibility of the currency exchange controls. Foreign securities may also be subject to greater fluctuations in price than domestic securities. There may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those of domestic companies.

DERIVATIVES.
Certain Funds may also invest in stock futures and option contracts, which are traditional types of derivatives. A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Losses (or gains) involving derivatives can sometimes be substantial. Some forms of derivatives, such as exchange-traded futures and options on securities,

                                                         MORE  ABOUT  THE  FUNDS
commodities, or indexes, have been trading on regulated exchanges for more than two decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Non-standardized derivatives, on the other hand, tend to be more specialized or complex and may be harder to value. If used for speculation or as leveraged investments, derivatives can carry considerable risk. The Funds will not use derivatives for speculative purposes or as leveraged investment that may magnify gains or losses.


ZERO-COUPON SECURITIES.

The High Yield Fund and the municipal bond funds intend to invest in debt securities structured as zero-coupon securities. A zero-coupon security has no cash-coupon payments. Instead, the issuer sells the security at a substantial discount from its maturity value. The interest equivalent received by the investor from holding this security to maturity is the difference between the maturity value and the purchase price. Zero-coupon securities are more volatile than cash pay securities. A Fund accrues income on these securities prior to the receipt of cash payments. Each Fund intends to distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the tax laws and may, therefore, need to use its cash reserves to satisfy distribution requirements.


MORTGAGE RELATED SECURITIES AND COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). The Short Term Bond Fund, the Balanced Fund and the Fixed Income Securities Fund may also invest in mortgage related securities and CMOs. Investments in mortgage related securities and CMOs are subject to risks relating to cash flow uncertainty; that is, the risk that actual prepayment on the underlying mortgages will not correspond to the prepayment rate assumed by the Fund (prepayment risk). Unscheduled or early payments on the underlying mortgages may shorten the securities' effective maturities and reduce their growth potential. A decline in interest rates may lead to a faster rate of repayment of the underlying mortgage and expose the Fund to a lower rate of return on reinvestment. To the extent that mortgage-backed securities are held by a Fund, the prepayment right of mortgages may limit the increase in net asset value of the Fund because the value of the mortgage-backed securities held by the Fund may not appreciate as rapidly as the price of the non-callable debt securities.

ALTERNATIVE MINIMUM TAX.
If you are subject to the federal alternative minimum tax, you should be aware that up to 10% of each of the Municipal Bond Funds' net assets may be invested in debt securities, the interest on which is subject to the alternative minimum tax.

FOR YOUR INFORMATION

You can find additional information on the Funds in the following documents:

ANNUAL AND SEMIANNUAL REPORTS.
While the Prospectus describes the Funds' potential investments, these reports detail the Funds' actual investments as of the report date. The reports include a discussion by Fund management of recent market conditions, economic trends, and Fund strategies that significantly affected Fund performance during the reporting period.

STATEMENT OF ADDITIONAL INFORMATION ("SAI").
The SAI supplements the Prospectus and contains further information about each Fund and its investment restrictions, risks and policies.

A current SAI for the Funds is on file with the Securities and Exchange Commission and is incorporated into this Prospectus by reference, which means it is considered part of this Prospectus. You can get free copies of the current annual/semiannual report and SAI, request other information, and discuss your questions about the Funds by contacting the Funds at:

                   COLUMBIA FUNDS

                   Columbia Financial Center

                   1301 S.W. Fifth Avenue
                   Portland, Oregon 97201
                   Telephone:    Portland (503) 222-3606
                                 Nationwide 1-800-547-1707
                                 www.columbiafunds.com

Information about the Funds (including the SAI) can be reviewed and copied at the SEC's Public Reference room in Washington, D.C. Information about the operation of the public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Reports and other information regarding the Funds are also on the SEC's Internet site at http://www.sec.gov; copies of this information may be obtained, after paying a duplicating fee, by electronic request at the SEC's e-mail address of publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

SEC file number:  811-6341 (CCSF)
                  811-1449 (CGF)
                  811-7024 (CISF)
                  811-4362 (CSF)
                  811-7671 (CSCF)
                  811-8256 (CREF)
                  811-10159 (CTF)
                  811-10161 (CSVF)
811-6338 (CBF)
811-4842 (CSTB)
811-3581 (CFIS)
811-7832 (CNBF)
811-3983 (CMBF)
811-7834 (CHYF)
811-2507 (CDIC)

A TRADITION OF EXCELLENCE

The Columbia Family of Funds was founded in 1967 with the introduction of Columbia Growth Fund. At that time, Columbia Growth was just one of a small number of no-load funds. Today, Columbia is proud to offer a choice of 15 no-load funds designed to provide the diversity, low cost and growth opportunities that investors seek to meet the future with greater confidence. Based in the heart of the Pacific Northwest, Columbia Funds Management Company and its affiliates, Columbia Management Company and Columbia Trust Company, have grown to become one of the largest investment managers in the region. Columbia provides investment management services through mutual funds, retirement plans and private accounts for institutions and high net worth individuals.


                             Not part of Prospectus

                            [BIRD IN CIRCLE SYMBOL]

                                 COLUMBIA FUNDS
              -- 1301 S.W. Fifth Avenue, Portland, Oregon 97201 --


                                 -- DIRECTORS --
                                 James C. George
                              J. Jerry Inskeep, Jr.
                               Patrick J. Simpson
                              Richard L. Woolworth


                            -- INVESTMENT ADVISOR --
                        COLUMBIA FUNDS MANAGEMENT COMPANY
                             1300 S.W. Sixth Avenue
                             Portland, Oregon 97201


                               -- LEGAL COUNSEL --
                                 STOEL RIVES LLP
                        900 S.W. Fifth Avenue, Suite 2300
                           Portland, Oregon 97204-1268


                          -- INDEPENDENT ACCOUNTANTS --
                           PRICEWATERHOUSECOOPERS LLP
                       1300 S.W. Fifth Avenue, Suite 3100
                             Portland, Oregon 97201


                              -- TRANSFER AGENT --
                             COLUMBIA TRUST COMPANY
                             1301 S.W. Fifth Avenue
                             Portland, Oregon 97201




                           COLUMBIA FINANCIAL CENTER
                  Funds distributed by PFPC Distributors, Inc.

================================================================================

                        COLUMBIA COMMON STOCK FUND, INC.
                           COLUMBIA GROWTH FUND, INC.
                    COLUMBIA INTERNATIONAL STOCK FUND, INC.
                          COLUMBIA SPECIAL FUND, INC.
                         COLUMBIA SMALL CAP FUND, INC.
                     COLUMBIA REAL ESTATE EQUITY FUND, INC.
                         COLUMBIA TECHNOLOGY FUND, INC.
                      COLUMBIA STRATEGIC VALUE FUND, INC.
                          COLUMBIA BALANCED FUND, INC.
                      COLUMBIA SHORT TERM BOND FUND, INC.
                  COLUMBIA FIXED INCOME SECURITIES FUND, INC.
                  COLUMBIA NATIONAL MUNICIPAL BOND FUND, INC.
                   COLUMBIA OREGON MUNICIPAL BOND FUND, INC.
                         COLUMBIA HIGH YIELD FUND, INC.
                         COLUMBIA DAILY INCOME COMPANY

================================================================================


                      STATEMENT OF ADDITIONAL INFORMATION

                                 Columbia Funds
                             1300 S.W. Sixth Avenue
                                 P.O. Box 1350
                             Portland, Oregon 97207
                                 (503) 222-3600

      This Statement of Additional Information contains information relating to 15 mutual funds: Columbia Common Stock Fund, Inc. (the "Common Stock Fund" or "CCSF"), Columbia Growth Fund, Inc. (the "Growth Fund" or "CGF"), Columbia International Stock Fund, Inc. (the "International Stock Fund" or "CISF"), Columbia Special Fund, Inc. (the "Special Fund" or "CSF"), Columbia Small Cap Fund, Inc. (the "Small Cap Fund" or "CSCF"), Columbia Real Estate Equity Fund, Inc. (the "Real Estate Fund" or "CREF"), Columbia Technology Fund, Inc. (the "Technology Fund" or "CTF"), Columbia Strategic Value Fund, Inc. (the "Strategic Value Fund" or "CSVF") Columbia Balanced Fund, Inc. (the "Balanced Fund" or "CBF"), Columbia Short Term Bond Fund, Inc. (the "Short Term Bond Fund" or "CSTB"), Columbia Fixed Income Securities Fund, Inc. (the "Fixed Income Securities Fund" or "CFIS"), Columbia National Municipal Bond Fund, Inc. (the "National Municipal Bond Fund" or "CNMF"), Columbia Oregon Municipal Bond Fund, Inc. (the "Oregon Municipal Bond Fund" or "CMBF"), Columbia High Yield Fund, Inc. (the "High Yield Fund" or "CHYF"), and Columbia Daily Income Company (the "Columbia Daily Income Company" or "CDIC") (each a "Fund" and together the "Funds").


      This Statement of Additional Information is not a Prospectus. It relates to a Prospectus dated February 25, 2002 (the "Prospectus") and should be read in conjunction with the Prospectus. Copies of the Prospectus are available without charge upon request to any of the Funds or by calling 1-800-547-1037.


      The Funds' most recent Annual Report to shareholders is a separate document supplied with this Statement of Additional Information. The financial statements, accompanying notes and report of independent accountants appearing in the Annual Report are incorporated by reference into this Statement of Additional Information.

                                TABLE OF CONTENTS


Description of the Funds....................................................   3
Investment Restrictions.....................................................  22
Management..................................................................  44
Investment Advisory and Other Fees Paid to Affiliates.......................  55
Portfolio Transactions......................................................  57
Capital Stock and Other Securities..........................................  61
Purchase, Redemption and Pricing of Shares..................................  62
Custodians..................................................................  66
Accounting Services and Financial Statements................................  66
Taxes.......................................................................  67
Yield and Performance.......................................................  75
Financial Statements........................................................  81



                               February 25, 2002

--------------------------------------------------------------------------------
                            DESCRIPTION OF THE FUNDS
--------------------------------------------------------------------------------


      Each of the Funds is an open-end, management investment company. Each Fund, other than the Oregon Municipal Bond Fund and the Columbia Technology Fund, is diversified, which means that, with respect to 75 percent of its total assets, the Fund will not invest more than 5 percent of its assets in the securities of any single issuer. The investment adviser for each of the Funds is Columbia Funds Management Company (the "Adviser"). See the section entitled "INVESTMENT ADVISORY AND OTHER FEES PAID TO AFFILIATES" for further information about the Adviser.


INVESTMENTS HELD AND INVESTMENT PRACTICES BY THE FUNDS

      The Prospectus describes the fundamental investment objective and the principal investment strategy applicable to each Fund. Each Fund's investment objective may not be changed without shareholder approval, other than the Special Fund, which may be changed by the Fund's Board of Directors without shareholder approval upon 30 days written notice. What follows is additional information regarding securities in which a Fund may invest and investment practices in which it may engage. To determine whether a Fund purchases such securities or engages in such practices, see the chart on pages 20 and 21 of this Statement of Additional Information.

Securities Rating Agencies

      Rating agencies are private services that provide ratings of the credit quality of fixed income securities. The following is a description of the fixed income securities ratings used by Moody's Investor Services, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P"). Subsequent to its purchase by the Fund, a security may cease to be rated, or its rating may be reduced below the criteria set forth for the Fund. Neither event would require the elimination of the security from the Fund's portfolio, but the Adviser will consider that event in its determination of whether the Fund should continue to hold such security in its portfolio. Ratings assigned by a particular rating agency are not absolute standards of credit quality and do not evaluate market risk. Rating agencies may fail to make timely changes in credit ratings and an issuer's current financial condition may be better or worse than a rating indicates.

      BOND RATINGS. MOODY'S -- The following is a description of Moody's bond ratings:

      Aaa - Best quality; smallest degree of investment risk.

      Aa - High quality by all standards.

      Aa and Aaa are known as high-grade bonds.

      A - Many favorable investment attributes; considered upper medium-grade obligations.

      Baa - Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

      Ba - Speculative elements; future cannot be considered well assured. Protection of interest and principal payments may be very moderate and not well safeguarded during both good and bad times over the future.

      B - Generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Caa - Poor standing, may be in default; elements of danger with respect to principal or interest.

      S&P -- The following is a description of S&P's bond ratings:

      AAA - Highest rating; extremely strong capacity to pay principal and interest.

      AA - Also high-quality with a very strong capacity to pay principal and interest; differ from AAA issues only by a small degree.

      A - Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

      BBB - Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest than for higher-rated bonds.

      Bonds rated AAA, AA, A, and BBB are considered investment grade bonds.

      BB - Less near-term vulnerability to default than other speculative grade debt; face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments.

      B - Greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments; adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

      CCC - Current identifiable vulnerability to default and dependent upon favorable business, financial, and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

      Bonds rated BB, B, and CCC are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and CCC a higher degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.


      A Fund may purchase unrated securities (which are not rated by a rating agency) if its portfolio manager determines that a security is of comparable quality to a rated security that the Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security's comparative credit rating. Analysis of the creditworthiness of issuers of lower rated securities may be more complex than for issuers of higher-quality fixed income securities. To the extent that a Fund invests in high yield and/or unrated securities, the Fund's success in achieving its investment objective is determined more heavily on the portfolio manager's creditworthiness analysis than if the Fund invested exclusively in higher-quality and rated securities.


Non-Investment Grade Securities ("Junk Bonds")

      Investments in securities rated below investment grade (i.e., rated Ba or lower by Moody's or BB or lower S&P) that are eligible for purchase by certain of the Funds and in particular, by the Columbia High Yield Fund, are described as "speculative" by both Moody's and S&P. Investment in lower rated corporate debt securities ("high yield securities" or "junk bonds") generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. These high yield securities are regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of debt securities that are high yield may be more complex than for issuers of higher quality debt securities.

      High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of high yield securities have been found to be less sensitive to interest-rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Funds investing in such securities may incur additional expenses to seek recovery. The Adviser seeks to reduce these risks through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets.

      The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which Funds could sell a high yield security, and could adversely affect the daily net asset value of the shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly-traded market. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. The Adviser seeks to minimize the risks of investing in all securities through diversification, in-depth credit analysis and attention to current developments in interest rates and market conditions.

      The use of credit ratings as the sole method of evaluating high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. The Adviser does not rely solely on credit ratings when selecting securities for the Funds, and develops its own independent analysis of issuer credit quality. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the portfolio security if the Adviser deems it in the best interest of shareholders.

Bank Obligations

      Bank obligations in which the Funds may invest include certificates of deposit, bankers' acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposit may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits.

      Bank obligations include foreign bank obligations including Eurodollar and Yankee obligations. Eurodollar bank obligations are dollar certificates of deposits and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks. Foreign bank obligations are subject to the same risks that pertain to domestic issues, notably credit risk and interest rate risk. Additionally, foreign bank obligations are subject to many of the same risks as investments in foreign securities (see "Foreign Equity Securities" below). Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted, which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.


Commercial Paper

      A1 and Prime 1 are the highest commercial paper ratings issued by S&P and Moody's, respectively.

      Commercial paper rated A1 by S&P has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated A or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with an allowance made for unusual circumstances; (5) typically, the issuer's industry is well established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned.

      Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of 10 years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparation to meet such obligations.

Government Securities

      Government securities may be either direct obligations of the U.S. Treasury or may be the obligations of an agency or instrumentality of the United States.

      TREASURY OBLIGATIONS. The U.S. Treasury issues a variety of marketable securities that are direct obligations of the U.S. Government. These securities fall into three categories - bills, notes, and bonds - distinguished primarily by their maturity at time of issuance. Treasury bills have maturities of one year or less at the time of issuance, while Treasury notes currently have maturities of 1 to 10 years. Treasury bonds can be issued with any maturity of more than 10 years.

      OBLIGATIONS OF AGENCIES AND INSTRUMENTALITIES. Agencies and instrumentalities of the U.S. Government are created to fill specific governmental roles. Their activities are primarily financed through securities whose issuance has been authorized by Congress. Agencies and instrumentalities include Export Import Bank, Federal Housing Administration, Government National Mortgage Association, Tennessee Valley Authority, Banks for Cooperatives, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association, Federal Home Loan Mortgage Corp., U.S. Postal System, and Federal Finance Bank. Although obligations of "agencies" and "instrumentalities" are not direct obligations of the U.S. Treasury, payment of the interest or principal on these obligations is generally backed directly or indirectly by the U.S. Government. This support can range from backing by the full faith and credit of the United States or U.S. Treasury guarantees to the backing solely of the issuing instrumentality itself.

Mortgage-Backed Securities and Mortgage Pass-Through Securities

      Mortgage-backed securities are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Mortgage-backed securities are sold to investors by various governmental, government-related and private organizations as further described below. A Fund may also invest in debt securities that are secured with collateral consisting of mortgage-backed securities (see "Collateralized Mortgage Obligations") and in other types of mortgage-related securities.

      Because principal may be prepaid at any time, mortgage-backed securities involve significantly greater price and yield volatility than traditional debt securities. A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages and expose the Fund to a lower rate of return upon reinvestment. To the extent that mortgage-backed securities are held by a Fund, the prepayment right will tend to limit to some degree the increase in net asset value of the Fund because the value of the mortgage-backed securities held by the Fund may not appreciate as rapidly as the price of non-callable debt securities. When interest rates rise, mortgage prepayment rates tend to decline, thus lengthening the duration of mortgage-related securities and increasing their price volatility, affecting the price volatility of a Fund's shares.

      Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

      The principal governmental guarantor of mortgage-related securities is the Government National Mortgage Association ("GNMA"). GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks, and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of a Fund's shares. Also, GNMA securities often are purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

      Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) mortgages from a list of approved seller/servicers, which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government.

      FHLMC is a corporate instrumentality of the U.S. Government and was created in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PCs"), which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

      Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional mortgage loans. These issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers, and the mortgage poolers. Such insurance and guarantees and the creditworthiness of its issuers will be considered in determining whether a mortgage-related security meets a Fund's investment quality standards. There is no assurance that the private insurers or guarantors will meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originators/servicers and poolers, the Adviser determines that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Collateralized Mortgage Obligations ("CMOs")

      CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities, guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

      CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially protected against a sooner than desired return of principal by the sequential payments. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

      In a typical CMO transaction, a corporation issues multiple series, (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C bonds all pay interest currently. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

      A Fund will invest only in those CMOs whose characteristics and terms are consistent with the average maturity and market risk profile of the other fixed income securities held by the Fund.

Other Mortgage-Backed Securities

      The Adviser expects that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investment in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments; that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Adviser will, consistent with a Fund's investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

Other Asset-Backed Securities

      The securitization techniques used to develop mortgage-backed securities are being applied to a broad range of assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans, computer leases and credit card and other types of receivables, are being securitized in pass-through structures similar to mortgage pass-through structures described above or in a structure similar to the CMO structure. Consistent with a Fund's investment objectives and policies, the Fund may invest in these and other types of asset-backed securities that may be developed in the future. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

      These other asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of state and federal consumer credit laws, many of which give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

      Asset-backed securities are often backed by a pool of assets representing the obligations of a number of direct parties. To reduce the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor or the underlying assets. Liquidity protection refers to the making of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantee policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated, or failure of the credit support could adversely affect the return on an investment in such a security.

Floating or Variable Rate Securities

      Floating or variable rate securities have interest rates that periodically change according to the rise and fall of a specified interest rate index or a specific fixed-income security that is used as a benchmark. The interest rate typically changes every six months, but for some securities the rate may fluctuate weekly, monthly, or quarterly. The index used is often the rate for 90- or 180-day Treasury Bills. Variable-rate and floating-rate securities may have interest rate ceilings or caps that fix the interest rate on such a security if, for example, a specified index exceeds a predetermined interest rate. If an interest rate on a security held by the Fund becomes fixed as a result of a ceiling or cap provision, the interest income received by the Fund will be limited by the rate of the ceiling or cap. In addition, the principal values of these types of securities will be adversely affected if market interest rates continue to exceed the ceiling or cap rate.

Loan Transactions

      Loan transactions involve the lending of securities to a broker-dealer or institutional investor for its use in connection with short sales, arbitrage, or other securities transactions. If made, loans of portfolio securities by a Fund will be in conformity with applicable federal and state rules and regulations. The purpose of a qualified loan transaction is to afford a Fund the opportunity to continue to earn income on the securities loaned and at the same time to earn income on the collateral held by it.


      It is the view of the Staff of the Securities and Exchange Commission ("SEC") that a Fund is permitted to engage in loan transactions only if the following conditions are met: (1) the Fund must receive at least 100 percent collateral in the form of cash or cash equivalents, e.g., U.S. Treasury bills or notes, or an irrevocable letter of credit; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the level of the collateral; (3) the Fund must be able to terminate the loan, after notice, at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; (6) voting rights on the securities loaned may pass to the borrower; however, if a material event affecting the investment occurs, the Board of Directors must be able to terminate the loan and vote proxies or enter into an alternative arrangement with the borrower to enable the Board to vote proxies. Excluding items (1) and
(2), these practices may be amended from time to time as regulatory provisions permit.


      While there may be delays in recovery of loaned securities or even a loss of rights in collateral supplied if the borrower fails financially, loans will be made only to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

Options and Financial Futures Transactions

      Certain Funds may invest up to 5 percent of their net assets in premiums on put and call exchange-traded options. A call option gives the holder (buyer) the right to purchase a security at a specified price (the exercise price) at any time until a certain date (the expiration date). A put option gives the buyer the right to sell a security at the exercise price at any time until the expiration date. The Fund may also purchase options on securities indices. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, on exercise of the option, an amount of cash if the closing level of the securities index on which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. A Fund may enter into closing transactions, exercise its options, or permit the options to expire.

      A Fund may also write call options, but only if such options are covered. A call option is covered if written on a security a Fund owns or if the Fund has an absolute and immediate right to acquire that security without additional cash consideration upon conversion or exchange of other securities held by the Fund. If additional cash consideration is required, that amount must be held in a segregated account by the Fund's custodian bank. A call option on a securities index is covered if the Fund owns securities whose price changes, in the opinion of the Adviser, are expected to be substantially similar to those of the index. A call option may also be covered in any other manner in accordance with the rules of the exchange upon which the option is traded and applicable laws and regulations. Each Fund, permitted to engage in option transactions, may write such options on up to 25 percent of its net assets.

      Financial futures contracts, including interest rate futures transactions, are commodity contracts that obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a security or the cash value of a securities index, during a specified future period at a specified price. The investment restrictions for the Funds permitted to engage in financial futures transactions do not limit the percentage of the Fund's assets that may be invested in financial futures transactions. None of the Funds, however, intend to enter into financial futures transactions for which the aggregate initial margin exceeds 5 percent of the net assets of the Fund after taking into account unrealized profits and unrealized losses on any such transactions it has entered into. A Fund may engage in futures transactions only on commodities exchanges or boards of trade.

      A Fund will not engage in transactions in index options, financial futures contracts, or related options for speculation. A Fund may engage in these transactions only as an attempt to hedge against market conditions affecting the values of securities that the Fund owns or intends to purchase. When a Fund purchases a put on a stock index or on a stock index future not held by the Fund, the put protects the Fund against a decline in the value of all securities held by it to the extent that the stock index moves in a similar pattern to the prices of the securities held. The correlation, however, between indices and price movements of the securities in which a Fund will generally invest may be imperfect. It is expected, nonetheless, that the use of put options that relate to such indices will, in certain circumstances, protect against declines in values of specific portfolio securities or the Fund's portfolio generally. Although the purchase of a put option may partially protect a Fund from a decline in the value of a particular security or its portfolio generally, the cost of a put will reduce the potential return on the security or the portfolio if either increases in value.


      Upon entering into a futures contract, a Fund will be required to deposit with its custodian in a segregated account cash, certain U.S. Government securities, or any other portfolio assets as permitted by the SEC's rules and regulations in an amount known as the "initial margin." This amount, which is subject to change, is in the nature of a performance bond or a good faith deposit on the contract and would be returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.


      The principal risks of options and futures transactions are: (a) possible imperfect correlation between movements in the prices of options, currencies, or futures contracts and movements in the prices of the securities or currencies hedged or used for cover; (b) lack of assurance that a liquid secondary market will exist for any particular options or futures contract when needed; (c) the need for additional skills and techniques beyond those required for normal portfolio management; (d) losses on futures contracts resulting from market movements not anticipated by the investment adviser; and (e) possible need to defer closing out certain options or futures contracts to continue to qualify for beneficial tax treatment afforded "regulated investment companies" under the Internal Revenue Code of 1986.

Foreign Equity Securities


      Foreign equity securities include common stock and preferred stock, including securities convertible into equity securities, issued by foreign companies, American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs"). In determining whether a company is foreign, the Adviser will consider various factors including where the company is headquartered, where the company's principal operations are located, where the company's revenues are derived, where the principal trading market is located and the country in which the company was legally organized. The weight given to each of these factors will vary depending upon the circumstances.


      Foreign equity securities, which are generally denominated in foreign currencies, involve risks not typically associated with investing in domestic securities. Foreign securities may be subject to foreign taxes that would reduce their effective yield. Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the unrecovered portion of any foreign withholding taxes would reduce the income a Fund receives from its foreign investments.

      Foreign investments involve other risks, including possible political or economic instability of the country of the issuer, the difficulty of predicting international trade patterns, and the possibility of currency exchange controls. Foreign securities may also be subject to greater fluctuations in price than domestic securities. There may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those of domestic companies.

      There is generally less government regulation of stock exchanges, brokers, and listed companies abroad than in the United States. In addition, with respect to certain foreign countries, there is a possibility of the adoption of a policy to withhold dividends at the source, or of expropriation, nationalization, confiscatory taxation, or diplomatic developments that could affect investments in those countries. Finally, in the event of default on a foreign debt obligation, it may be more difficult for a Fund to obtain or enforce a judgement against the issuers of the obligation. The Funds will normally execute their portfolio securities transactions on the principal stock exchange on which the security is traded.

      The considerations noted above regarding the risk of investing in foreign securities are generally more significant for investments in emerging or developing countries, such as countries in Eastern Europe, Latin America, South America or Southeast Asia. These countries may have relatively unstable governments and securities markets in which only a small number of securities trade. Markets of developing or emerging countries may generally be more volatile than markets of developed countries. Investment in these markets may involve significantly greater risks, as well as the potential for greater gains.

      ADRs in registered form are dollar-denominated securities designed for use in the U.S. securities markets. ADRs are sponsored and issued by domestic banks and represent and may be converted into underlying foreign securities deposited with the domestic bank or a correspondent bank. ADRs do not eliminate the risks inherent in investing in the securities of foreign issuers. By investing in ADRs rather than directly in the foreign security, however, a Fund may avoid currency risks during the settlement period for either purchases or sales. There is a large, liquid market in the United States for most ADRs. GDRs are receipts representing an arrangement with a major foreign bank similar to that for ADRs. GDRs are not necessarily denominated in the currency of the underlying security.

      Additional costs may be incurred in connection with a Fund's foreign investments. Foreign brokerage commissions are generally higher than those in the United States. Expenses may also be incurred on currency conversions when a Fund moves investments from one country to another. Increased custodian costs as well as administrative difficulties may be experienced in connection with maintaining assets in foreign jurisdictions.

Foreign Fixed Income Securities

      Foreign fixed income securities include debt securities of foreign corporate issuers, certain foreign bank obligations (see "Bank Obligations"), obligations of foreign governments or their subdivisions, agencies and instrumentalities, and obligations of supranational entities such as the World Bank, the European Investment Bank, and the Asian Development Bank. Any of these securities may be denominated in foreign currency or U.S. dollars, or may be traded in U.S. dollars in the United States although the underlying security is usually denominated in a foreign currency.


      The risk of investing in foreign fixed income securities are the same as the risks of investing in foreign equity securities. Additionally, investment in sovereign debt (debt issued by governments and their agencies and instrumentality) can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be available or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject Governmental entities may also depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Funds) may be requested to participate in the rescheduling of such debt and to the extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Currency Contracts

      The value of a Fund invested in foreign securities will fluctuate as a result of changes in the exchange rates between the U.S. dollar and the currencies in which the foreign securities or bank deposits held by the Fund are denominated. To reduce or limit exposure to changes in currency exchange rates (referred to as "hedging"), a Fund may enter into forward currency exchange contracts that, in effect, lock in a rate of exchange during the period of the forward contracts. Forward contracts are usually entered into with currency traders, are not traded on securities exchanges, and usually have a term of less than one year, but can be renewed. A default on a contract would deprive a Fund of unrealized profits or force a Fund to cover its commitments for purchase or sale of currency, if any, at the market price. A Fund will enter into forward contracts only for hedging purposes and not for speculation. If required by the Investment Company Act or the Securities and Exchange Commission, a Fund may "cover" its commitment under forward contracts by segregating cash or liquid high-grade securities with a Fund's custodian in an amount not less than the current value of the Fund's total assets committed to the consummation of the contracts. Under normal market conditions, no more than 25 percent of the International Stock Fund's assets may be committed to the consummation of currency exchange contracts.

      A Fund may also purchase or sell foreign currencies on a "spot" (cash) basis or on a forward basis to lock in the U.S. dollar value of a transaction at the exchange rate or rates then prevailing. A Fund will use this hedging technique in an attempt to insulate itself against possible losses resulting from a change in the relationship between the U.S. dollar and the relevant foreign currency during the period between the date a security is purchased or sold and the date on which payment is made or received.

      Hedging against adverse changes in exchange rates will not eliminate fluctuation in the prices of a Fund's portfolio securities or prevent loss if the prices of those securities decline. In addition, the use of forward contracts may limit potential gains from an appreciation in the U.S. dollar value of a foreign currency. Forecasting short-term currency market movements is very difficult, and there is no assurance that short-term hedging strategies used by a Fund will be successful.

Real Estate Investment Trusts ("REITs")

      REITs are pooled investment vehicles that invest primarily in real estate-such as shopping centers, malls, multi-family housing, or commercial property, or real-estate related loans such as mortgages. Investing in REITs involves unique risks and may be affected by changes in the value of the underlying property owned by the REIT or affected by the quality of the credit extended. REITs are significantly affected by the market for real estate and are subject to many of the same risks associated with direct ownership in real estate. Furthermore, REITs are dependent upon management skills and subject to heavy cash flow dependency.

Repurchase Agreements

      A Fund may invest in repurchase agreements, which are agreements by which the Fund purchases a security and simultaneously commits to resell that security to the seller (a commercial bank or securities dealer) at a stated price within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus a rate of interest that is unrelated to the coupon rate or maturity of the purchased security. Repurchase agreements may be considered loans by the Fund collateralized by the underlying security. The obligation of the seller to pay the stated price is in effect secured by the underlying security. The seller will be required to maintain the value of the collateral underlying any repurchase agreement at a level at least equal to the price of the repurchase agreement. In the case of default by the seller, the Fund could incur a loss. In the event of a bankruptcy proceeding commenced against the seller, the Fund may incur costs and delays in realizing upon the collateral. A Fund will enter into repurchase agreements only with those banks or securities dealers who are deemed creditworthy pursuant to criteria adopted by the Adviser. There is no limit on the portion of a Fund's assets that may be invested in repurchase agreements with maturities of seven days or less.

Borrowing


      A Fund may borrow from a bank for temporary administrative purposes. This borrowing may be unsecured. Provisions of the Investment Company Act of 1940 (the "1940 Act") require a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300 percent of the amount borrowed, with an exception for borrowings not in excess of 5 percent of the Fund's total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5 percent of a Fund's total assets are subject to continuous asset coverage. If the 300 percent asset coverage declines as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300 percent asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Notwithstanding the above, certain of the Funds may not borrow in excess of 5 percent of their assets at any time. As previously noted, a Fund also may enter into certain transactions, including reverse repurchase agreements, mortgage dollar rolls, and sale-buybacks, that can be viewed as constituting a form of borrowing or financing transaction by the Fund. To the extent a Fund covers its commitment under such transactions (or economically similar transaction) by the segregation of assets determined in accordance with procedures adopted by the Board of Directors, equal in value to the amount of the Fund's commitment to repurchase, such an agreement will not be considered a "senior security" by the Fund and therefore will not be subject to the 300 percent asset coverage requirement otherwise applicable to borrowings by the Fund. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.


Illiquid Securities

      "Illiquid securities" are securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine the Fund's net asset value. Under current interpretations of the Staff of the SEC, the following instruments in which a Fund may invest will be considered illiquid: (1) repurchase agreements maturing in more than seven days; (2) restricted securities (securities whose public resale is subject to legal restrictions, except as described in the following paragraph); (3) options, with respect to specific securities, not traded on a national securities exchange that are not readily marketable; and (4) any other securities in which a Fund may invest that are not readily marketable.

      The International Stock Fund, the Technology Fund, the Strategic Value Fund, the Small Cap Fund, the High Yield Fund, the Real Estate Fund and the Short Term Bond Fund may purchase without limit, however, certain restricted securities that can be resold to qualifying institutions pursuant to a regulatory exemption under Rule 144A ("Rule 144A securities"). If a dealer or institutional trading market exists for Rule 144A securities, such securities are deemed to be liquid and thus exempt from that Fund's liquidity restrictions. Under the supervision of the Board of Directors of the Funds, the Adviser determines the liquidity of Rule 144A securities and, through reports from the Adviser, the Board of Directors monitor trading activity in these securities. In reaching liquidity decisions, the Adviser will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the procedures for the transfer). If institutional trading in Rule 144A securities declines, a Fund's liquidity could be adversely affected to the extent it is invested in such securities.

Convertible Securities and Warrants

      Convertible debentures are interest-bearing debt securities, typically unsecured, that represent an obligation of the corporation providing the owner with claims to the corporation's earnings and assets before common and preferred stock owners, generally on par with unsecured creditors. If unsecured, claims of convertible debenture owners would be inferior to claims of secured debt holders. Convertible preferred stocks are securities that represent an ownership interest in a corporation providing the owner with claims to the corporation's earnings and assets before common stock owners, but after bond owners. Investments by a Fund in convertible debentures or convertible preferred stock would be a substitute for an investment in the underlying common stock, primarily either in circumstances where only the convertible security is available in quantities necessary to satisfy the Fund's investment needs (for example, in the case of a new issuance of convertible securities) or where, because of financial market conditions, the conversion price of the convertible security is comparable to the price of the underlying common stock, in which case a preferred position with respect to the corporation's earnings and assets may be preferable to holding common stock.

      Warrants are options to buy a stated number of underlying securities at a specified price any time during the life of the warrants. The securities underlying these warrants will be the same types of securities that a Fund will invest in to achieve its investment objective of capital appreciation. The purchaser of a warrant expects the market price of the underlying security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus resulting in a profit. If the market price never exceeds the purchase price plus the exercise price of the warrant before the expiration date of the warrant, the purchaser will suffer a loss equal to the purchase price of the warrant.

      To the extent the High Yield Fund or the Fixed Income Securities Fund acquires common stock through exercise of conversion rights or warrants or acceptance of exchange or similar offers, the common stock will not be retained in the portfolio. Orderly disposition of these equity securities will be made consistent with management's judgment as to the best obtainable price.

Investments in Small and Unseasoned Companies

      Unseasoned and small companies may have limited or unprofitable operating histories, limited financial resources, and inexperienced management. In addition, they often face competition from larger or more established firms that have greater resources. Securities of small and unseasoned companies are frequently traded in the over-the-counter market or on regional exchanges where low trading volumes may result in erratic or abrupt price movements. To dispose of these securities, a Fund may need to sell them over an extended period or below the original purchase price. Investments by a Fund in these small or unseasoned companies may be regarded as speculative.

Dollar Roll Transactions

      "Dollar roll" transactions consist of the sale by a Fund to a bank or broker-dealer (the "counterparty") of GNMA certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date and at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The Fund receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a new purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which the Fund agrees to buy a security on a future date.

      A Fund will not use such transactions for leveraging purposes and, accordingly, will segregate cash, U.S. Government securities or other high grade debt obligations in an amount sufficient to meet their purchase obligations under the transactions. The Funds will also maintain asset coverage of at least 300 percent for all outstanding firm commitments, dollar rolls and other borrowings.


      Dollar rolls may be treated for purposes of the 1940 Act as borrowings of the Fund because they involve the sale of a security coupled with an agreement to repurchase. Like all borrowings, a dollar roll involves costs to the Fund. For example, while a Fund receives a fee as consideration for agreeing to repurchase the security, the Fund foregoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by the Fund, thereby effectively charging the Fund interest on its borrowing. Further, although the Fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decease the cost of the Fund's borrowing.


When-Issued Securities

      When-issued, delayed-delivery and forward transactions generally involve the purchase of a security with payment and delivery in the future (i.e., beyond normal settlement). A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. Government securities may be sold in this manner. To the extent a Fund engages in when-issued and delayed-delivery transactions, it will do so to acquire portfolio securities consistent with its investment objectives and policies and not for investment leverage. A Fund may use spot and forward currency exchange transactions to reduce the risk associated with fluctuations in exchange rates when securities are purchased or sold on a when-issued or delayed delivery basis.

Zero-Coupon and Pay-in-Kind Securities

      A zero-coupon security has no cash coupon payments. Instead, the issuer sells the security at a substantial discount from its maturity value. The interest equivalent received by the investor from holding this security to maturity is the difference between the maturity value and the purchase price. Pay-in-kind securities are securities that pay interest in either cash or additional securities, at the issuer's option, for a specified period. The price of pay-in-kind securities is expected to reflect the market value of the underlying accrued interest, since the last payment. Zero-coupon and pay-in-kind securities are more volatile than cash pay securities. The Fund accrues income on these securities prior to the receipt of cash payments. The Fund intends to distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the tax laws and may, therefore, need to use its cash reserves to satisfy distribution requirements.

Temporary Investments

      When, as a result of market conditions, the Adviser determines a temporary defensive position is warranted to help preserve capital, a Fund may without limit temporarily retain cash, or invest in prime commercial paper, high-grade debt securities, securities of the U.S. Government and its agencies and instrumentalities, and high-quality money market instruments, including repurchase agreements. The International Stock Fund may invest in such securities issued by entities organized in the United States or any foreign country, denominated in U.S. dollars or foreign currency. When a Fund assumes a temporary defensive position, it is not invested in securities designed to achieve its investment objective.

Non-Diversified


      The Oregon Municipal Bond Fund and the Technology Fund are "non-diversified," which means that they may invest a greater percentage of their assets in the securities of a single issuer than the other Funds. Non-diversified funds are more susceptible to risks associated with a single economic, political, or regulatory occurrence than a more diversified portfolio might be. Some of those issuers also may present substantial credit or other risks. Similarly, the Oregon Municipal Bond Fund may be more sensitive to adverse economic, business or political developments in the State of Oregon and also if it invests a substantial portion of its assets in the bonds of similar projects.

                       Securities and Investment Practices


------------------------------------------------------------------------------------------------------------
                                CCSF       CGF      CISF       CSF      CSCF     CREF       CTF       CSVF
------------------------------------------------------------------------------------------------------------
Investment Grade Securities       *         *         *         *         *        *         *          *
(Baa or higher by Moody's,
BBB or higher by S&P or
believed by Columbia to be
equivalent), other than U.S.
Government obligations and
municipal securities
------------------------------------------------------------------------------------------------------------
Non-Investment Grade             NA        NA         NA       NA        NA       NA        NA         NA
Securities
------------------------------------------------------------------------------------------------------------
Domestic Bank Obligations         *         *          *        *         *        *         *          *
------------------------------------------------------------------------------------------------------------
U.S. Government Securities        *         *          *        *         *        *         *          *
------------------------------------------------------------------------------------------------------------
Mortgage-Backed Securities       NA        NA         NA       NA        NA       NA        NA         NA
------------------------------------------------------------------------------------------------------------
CMOs                             NA        NA         NA       NA        NA       NA        NA         NA
------------------------------------------------------------------------------------------------------------
Asset-Backed Securities          NA        NA         NA       NA        NA       NA        NA         NA
------------------------------------------------------------------------------------------------------------
Floating or Variable Rate        NA        NA         NA       NA        NA       NA        NA         NA
------------------------------------------------------------------------------------------------------------
Loan Transactions                 X         X          X        X         O        O         O          O
------------------------------------------------------------------------------------------------------------
Options & Financial Futures       O         O          O        O         O        O         O          O
------------------------------------------------------------------------------------------------------------
Foreign Equities
------------------------------------------------------------------------------------------------------------
   Developed Countries         33.3%,O    10%,O        +     33.3%,O    25%,O    20%,O     25%,O      25%
------------------------------------------------------------------------------------------------------------
   Emerging Countries             X         X          +        X         X        X         X          X
------------------------------------------------------------------------------------------------------------
ADRs                           33.3%,O    10%,O        +     33.3%,O    25%,O      X       25%,O      25%,O
------------------------------------------------------------------------------------------------------------
Currency Contracts
------------------------------------------------------------------------------------------------------------
   Hedging                        O         O       25%,+       O         O        O         O          O
------------------------------------------------------------------------------------------------------------
   Speculation                    X         X          X        X         X        X         X          X
------------------------------------------------------------------------------------------------------------
   Spot Basis                     O         O          +        O         O        O         O          O
------------------------------------------------------------------------------------------------------------
Repurchase Agreements             *         *          *        *         *        *         *          *
------------------------------------------------------------------------------------------------------------
Restricted/Illiquid             5%,O       5%,O     10%,O     10%,O     10%,O    10%,O     10%,O      10%,O
(CISF, CSCF, CTF, CSVF, and
CREF exclude 144A securities
from definition of illiquid
with board supervision)
------------------------------------------------------------------------------------------------------------
Convertible                       O         O          O        +         +        +         +          +
Securities/Warrants
------------------------------------------------------------------------------------------------------------
Unseasoned/less than three      5%,O       5%,O      5%,O     10%,+     10%,+    5%,+      10%,O      10%,O
years operating history
------------------------------------------------------------------------------------------------------------
Small Companies                   O         O          O        +         +        +         +          +
------------------------------------------------------------------------------------------------------------
Dollar Roll Transactions         NA        NA         NA       NA        NA       NA        NA         NA
------------------------------------------------------------------------------------------------------------
When-Issued Securities            O         O          O        O         O        O         O          O
------------------------------------------------------------------------------------------------------------
Foreign Fixed Income             NA        NA          O       NA        NA       NA        NA         NA
Securities (including
Foreign Bank Obligations)
------------------------------------------------------------------------------------------------------------
Zero Coupon/Pay in Kind          NA        NA         NA       NA        NA       NA        NA         NA
------------------------------------------------------------------------------------------------------------
Real Estate (excluding            X         X          X        X         X        X         X          X
REITs)
------------------------------------------------------------------------------------------------------------
REITs                             +         +          O        +         +        +         O          +
------------------------------------------------------------------------------------------------------------
Borrowing                       5%,*       5%,*    33.3%,*    5%,*      5%,*     5%,*     33.3%,*    33.3%,*
------------------------------------------------------------------------------------------------------------
Municipal Bonds                  NA        NA         NA       NA        NA       NA        NA         NA
------------------------------------------------------------------------------------------------------------



+     Permitted - Part of principal investment strategy
X     Not permitted/Fundamental Policy
O     Permitted - Not a principal investment strategy
*     Temporary Investment or cash management purposes
%     Percentage of total or net assets that Fund may invest
NA    Not part of investment strategy

----------------------------------------------------------------------------------------------------
                                CSTB      CFIS       CMBF      CNMF       CHYF      CBE       CDIC
----------------------------------------------------------------------------------------------------
Investment Grade                  +         +          O         O          O        +         NA
Securities (Baa or higher
by Moody's, BBB or higher
by S&P or believed by
Columbia to be equivalent),
other than U.S. Government
obligations and municipal
securities
----------------------------------------------------------------------------------------------------
Non-Investment Grade            10%,O     10%,O       NA        NA          +      10%,O       NA
Securities
----------------------------------------------------------------------------------------------------
Domestic Bank Obligations         *         *          *         *          *        *          +
----------------------------------------------------------------------------------------------------
Commercial Paper                  *         *          *         *          *        *          +
----------------------------------------------------------------------------------------------------
U.S. Government Securities        +         +          *         *          *        +          +
----------------------------------------------------------------------------------------------------
Mortgage-Backed Securities        +         +         NA        NA          O        +         NA
----------------------------------------------------------------------------------------------------
CMOs                              +         +         NA        NA          O        +         NA
----------------------------------------------------------------------------------------------------
Asset-Backed Securities           +         +         NA        NA          O        +         NA
----------------------------------------------------------------------------------------------------
Floating or Variable Rate         +         +         NA        NA          O        +         NA
----------------------------------------------------------------------------------------------------
Loan Transactions                 O         O          O         X          O        X          X
----------------------------------------------------------------------------------------------------
Options & Financial Futures       O         X          X         X          O        O          X
----------------------------------------------------------------------------------------------------
Foreign Equities
----------------------------------------------------------------------------------------------------
   Developed Countries           NA        NA         NA        NA         NA     33.3%,O      NA
----------------------------------------------------------------------------------------------------
   Emerging Countries            NA        NA         NA        NA         NA        X         NA
----------------------------------------------------------------------------------------------------
ADRs                             NA        NA         NA        NA         NA     33.3%,O      NA
----------------------------------------------------------------------------------------------------
Currency Contracts
----------------------------------------------------------------------------------------------------
   Hedging                       NA        NA         NA        NA         NA        O         NA
----------------------------------------------------------------------------------------------------
   Speculation                   NA        NA         NA        NA         NA        X         NA
----------------------------------------------------------------------------------------------------
   Spot Basis                    NA        NA         NA        NA         NA        O         NA
----------------------------------------------------------------------------------------------------
Repurchase Agreements             *         *          *         *          *        *          *
----------------------------------------------------------------------------------------------------
Restricted/Illiquid (CHYF       10%,O     10%,O     10%,O      10%,O     10%,O      5%,O        X
and CSTB excludes 144A
securities from definition
of illiquid with board
supervision)
----------------------------------------------------------------------------------------------------
Convertible                       O         O         NA        NA          O        O         NA
Securities/Warrants
----------------------------------------------------------------------------------------------------
Unseasoned/less than three      5%,O       5%,O       NA        NA        5%,+      5%,O       NA
years operating history
----------------------------------------------------------------------------------------------------
Small Companies                  NA        NA         NA        NA          +        O         NA
----------------------------------------------------------------------------------------------------
Dollar Roll Transactions          O         O         NA        NA          O        O         NA
----------------------------------------------------------------------------------------------------
When-Issued Securities            O         O          O         O          O        O          O
----------------------------------------------------------------------------------------------------
Foreign Fixed Income            20%,O     20%,O       NA        NA       10%,O     20%,O       NA
Securities (including
Foreign Bank Obligations)
----------------------------------------------------------------------------------------------------
Zero Coupon/Pay in Kind           O         O          +         +          O        O         NA
----------------------------------------------------------------------------------------------------
Real Estate (excluding            X         X          X         X          X        X          X
REITs)
----------------------------------------------------------------------------------------------------
REITs                             O         O         NA        NA          O        O         NA
----------------------------------------------------------------------------------------------------
Borrowing                      33.3%,*     5%,*    33.3%,*    33.3%,*     5%,*      5%,*     33.3%,*
----------------------------------------------------------------------------------------------------
Municipal Bonds                   O         O          +         +         NA        O         NA
----------------------------------------------------------------------------------------------------


+     Permitted - Part of principal investment strategy
X     Fundamental policy/not permitted
O     Permitted - Not a principal investment strategy
*     Temporary Investment or cash management purposes
%     Percentage of total or net assets that Fund may invest
NA    Not part of investment strategy

--------------------------------------------------------------------------------
                            INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

      The Prospectus sets forth the investment objectives and principal investment strategies applicable to each Fund. The following is a list of investment restrictions applicable to each Fund. If a percentage limitation is adhered to at the time of an investment by a Fund, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of the restriction. A Fund may not change these restrictions without the approval of a majority of its shareholders, which means the vote at any meeting of shareholders of a Fund of (i) 67 percent or more of the shares present or represented by proxy at the meeting (if the holders of more than 50 percent of the outstanding shares are present or represented by proxy) or (ii) more than 50 percent of the outstanding shares, whichever is less.

COLUMBIA COMMON STOCK FUND, INC.

The Common Stock Fund may not:

      1. Buy or sell commodities. However, the Fund may invest in futures contracts relating to broadly based stock indices, subject to the restrictions in paragraph 15.

      2. Concentrate investments in any industry. However, the Fund may (a) invest up to 25 percent of the value of the total assets in any one industry and
(b) invest for temporary defensive purposes up to 100 percent of the value of the total assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

      3. Buy or sell real estate. However, the Fund may purchase or hold readily marketable securities issued by companies, such as real estate investment trusts, which operate in real estate or interests therein.

      4. Make loans to other persons (except by purchase of short-term commercial paper, bonds, debentures, or other debt securities constituting part of an issue).

      5. Purchase a repurchase agreement with a maturity greater than seven days or a security that is subject to legal or contractual restrictions on resale or for which there are no readily available market quotations if, as a result of such purchase, more than 5 percent of the assets of the Fund (taken at current value) is invested in such securities.

      6. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 5 percent of the outstanding voting securities of that issuer to be held in the Fund.

      7. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 5 percent of the value of the total assets of the Fund at market value to be invested in the securities of that issuer (other than obligations of the U.S. Government and its agencies and instrumentalities), with reference to 75 percent of the assets of the Fund.

      8.    Purchase securities of other open-end investment companies.

      9.    Issue senior securities, bonds, or debentures.

      10. Underwrite securities of other issuers, except that the Fund may acquire portfolio securities under circumstances where, if the securities are later publicly offered or sold by the Fund, it might be deemed to be an underwriter for purposes of the Securities Act of 1933.

      11. Borrow money in excess of 5 percent of its net asset value. Any borrowing must only be temporarily from banks and for extraordinary or emergency purposes.

      12. Invest its funds in the securities of any company if the purchase, at the time thereof, would cause more than 5 percent of the value of the Fund's total assets to be invested in companies which, including predecessors and parents, have a record of less than three years continuous operation.

      13. Invest in companies for the purpose of exercising control or management.

      14. Engage in short sales of securities except to the extent that it owns an equal amount of the securities sold short or other securities convertible into an equivalent amount of such securities ("short sales against the box"). Such transactions may only be made to protect a profit in or to attempt to minimize a loss with respect to convertible securities. In any event, no more than 5 percent of the value of the Fund's net assets taken at market may, at any time, be held as collateral for such sales.

      15. Buy and sell puts and calls as securities, stock index futures or options on stock index futures, or financial futures or options on financial futures, unless such options are written by other persons and the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange.

      16. Invest directly in oil, gas, or other mineral development or exploration programs or leases; although, the Fund may own securities of companies engaged in those businesses.

COLUMBIA GROWTH FUND, INC.

The Growth Fund may not:

      1.    Buy or sell commodities or commodity contracts.

      2. Concentrate more than 25 percent of its investments in any one industry.

      3. Buy or sell real estate. (However, the Fund may buy readily marketable securities such as real estate investment trusts.)

      4. Make loans, except through the purchase of a portion of an issue of publicly distributed debt securities.

      5. Hold more than 5 percent of the voting securities of any one company.

      6. Purchase the securities of any issuer if the purchase at the time thereof would cause more than 5 percent of the assets of the Fund (taken at value) to be invested in the securities of that issuer, except U.S. Government bonds.

      7. Purchase securities of any issuer when those officers and directors of the Fund who individually own 1/2 of 1 percent of the securities of that issuer together own 5 percent or more.

      8.    Purchase securities of other open-end investment companies.

      9.    Issue senior securities, bonds, or debentures.

      10. Underwrite securities issued by others except as it may be deemed to be an underwriter of restricted securities.

      11. Borrow money in excess of 5 percent of its net asset value. Any borrowing must only be temporarily from banks for extraordinary or emergency purposes.

      12. Invest more than 5 percent of its total assets at cost in the securities of companies which (with predecessor companies) have a record of less than three years continuous operation and equity securities which are not readily marketable.

      13.   Invest in companies for purposes of control or management.

      14.   Buy securities on margin or make short sales.

      15. Invest more than 5 percent of the value of its assets in securities which are subject to legal or contractual restrictions on resale or are otherwise not saleable.

      16. Invest directly in oil, gas, or other mineral development or exploration programs or leases; although, the Fund may own securities of companies engaged in those businesses.

COLUMBIA INTERNATIONAL STOCK FUND, INC.

The International Stock Fund may not:

      1. Buy or sell commodities. However, the Fund may invest in futures contracts or options on such contracts relating to broadly based stock indices, subject to the restrictions in paragraph 15, and may enter into foreign currency transactions.

      2. Concentrate investments in any industry. However, the Fund may (a) invest up to 25 percent of the value of its assets in any one industry and (b) invest for temporary defensive purposes up to 100 percent of the value of its assets in securities issued or guaranteed by the United States or its agencies or instrumentalities.

      3. Buy or sell real estate. However, the Fund may purchase or hold readily marketable securities issued by companies, such as real estate investment trusts, which operate in real estate or interests therein.

      4. Make loans to other persons, except by purchase of short-term commercial paper, bonds, debentures, or other debt securities constituting part of an issue and except to the extent the entry into repurchase agreements in accordance with the Fund's investment restrictions may be deemed a loan.

      5. Purchase a repurchase agreement with a maturity greater than seven days or a security that is subject to legal or contractual restrictions on resale or for which there are no readily available market quotations if, as a result of such purchase, more than 10 percent of the assets of the Fund (taken at current value) is invested in such securities. Certain restricted securities that can be resold to qualifying institutions pursuant to a regulatory exemption under Rule 144A of the Securities Act of 1933 and for which a dealer or institutional trading market exists may be deemed to be liquid securities by the Board of Directors of the Fund and, therefore, are not subject to this investment restriction.

      6. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 10 percent of the outstanding voting securities of that issuer to be held by the Fund.

      7. Purchase the securities of any issuer (including any foreign government issuer) if the purchase, at the time thereof, would cause more than 5 percent of the value of the total assets of the Fund at market value to be invested in the securities of that issuer (other than obligations of the U.S. Government and its agencies and instrumentalities), with reference to 75 percent of the assets of the Fund.


      8. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition, or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer's commission or profit, other than customary broker's commission, is involved and only if immediately thereafter not more than (i) 3 percent of the total outstanding voting stock of such company is owned by the Fund, (ii) 5 percent of the Fund's total assets would be invested in any one such company, and (iii) 10 percent of the Fund's total assets would be invested in such securities.

      9.    Issue senior securities, bonds, or debentures.

      10. Underwrite securities of other issuers, except that the Fund may acquire portfolio securities in circumstances where, if the securities are later publicly offered or sold by the Fund, it might be deemed to be an underwriter for purposes of the Securities Act of 1933.

      11. Borrow money, except temporarily for extraordinary or emergency purposes. For all amounts borrowed, the Fund will maintain an asset coverage of 300 percent. The Fund will not make any additional investments while borrowings exceed 5 percent of the Fund's total assets.

      12. Invest its funds in the securities of any company if the purchase would cause more than 5 percent of the value of the Fund's total assets to be invested in companies which, including predecessors and parents, have a record of less than three years continuous operation.

      13. Invest in companies for the purpose of exercising control or management.

      14. Engage in short sales of securities except to the extent that it owns an equal amount of the securities sold short or other securities convertible into an equivalent amount of such securities ("short sales against the box"). Such transactions may only be made to protect a profit in or to attempt to minimize a loss with respect to convertible securities. In any event, no more than 5 percent of the value of the Fund's net assets taken at market may, at any time, be held as collateral for such sales.

      15. Buy and sell puts and calls as securities, stock index futures or options on stock index futures, or financial futures or options on financial futures, unless such options are written by other persons and the options or futures are offered through the facilities of a recognized securities association or are listed on a recognized securities or commodities exchange or similar entity.

      16. Invest directly in oil, gas, or other mineral development or exploration programs or leases; although, the Fund may own securities of companies engaged in those businesses.

COLUMBIA SPECIAL FUND, INC.

The Special Fund may not:

      1. Buy or sell commodities. However, the Fund may invest in futures contracts relating to broadly based stock indices, subject to the restrictions in paragraph 15.

      2. Concentrate investments in any industry. However, the Fund may (a) invest up to 25 percent of the value of the total assets in any one industry and
(b) invest for temporary defensive purposes up to 100 percent of the value of the total assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

      3. Buy or sell real estate. However, the Fund may purchase or hold readily marketable securities issued by companies such as real estate investment trusts, which operate in real estate or interests therein.

      4. Make loans to other persons (except by purchase of short-term commercial paper, bonds, debentures, or other debt securities constituting part of an issue).

      5. Purchase a repurchase agreement with a maturity greater than seven days or a security that is subject to legal or contractual restrictions on resale or for which there are no readily available market quotations if, as a result of such purchase, more than 10 percent of the assets of the Fund (taken at current value) is invested in such securities.

      6. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 10 percent of the outstanding voting securities of that issuer to be held in the Fund.

      7. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 5 percent of the value of the total assets of the Fund at market value to be invested in the securities of that issuer (other than obligations of the U.S. Government and its agencies and instrumentalities), with reference to 75 percent of the assets of the Fund.

      8.    Purchase securities of other open-end investment companies.

      9.    Issue senior securities, bonds, or debentures.

      10. Underwrite securities of other issuers, except that the Fund may acquire portfolio securities under circumstances where, if the securities are later publicly offered or sold by the Fund, it might be deemed to be an underwriter for purposes of the Securities Act of 1933.

      11. Borrow money in excess of 5 percent of its net asset value. Any borrowing must only be temporarily from banks and for extraordinary or emergency purposes.

      12. Invest its funds in the securities of any company if the purchase, at the time thereof, would cause more than 10 percent of the value of the Fund's total assets to be invested in companies which, including predecessors and parents, have a record of less than three years continuous operation.

      13. Invest in companies for the purpose of exercising control or management.

      14. Engage in short sales of securities except to the extent that it owns an equal amount of the securities sold short or other securities convertible into an equivalent amount of such securities ("short sales against the box"). Such transactions may only be made to protect a profit in or to attempt to minimize a loss with respect to convertible securities. In any event, no more than 10 percent of the value of the Fund's net assets taken at market may, at any time, be held as collateral for such sales.

      15. Buy and sell puts and calls as securities, stock index futures or options on stock index futures, or financial futures or options on financial futures, unless such options are written by other persons and the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange.

      16. Invest directly in oil, gas, or other mineral development or exploration programs or leases; although, the Fund may own securities of companies engaged in those businesses.

COLUMBIA SMALL CAP FUND, INC.

The Small Cap Fund may not:


      1. Buy or sell commodities. However, the Fund may invest in futures contracts relating to broadly based stock indices, subject to the restrictions in paragraph 15.

      2. Concentrate investments in any industry. However, the Fund may (a) invest up to 25 percent of the value of the total assets in any one industry and
(b) invest for temporary defensive purposes up to 100 percent of the value of the total assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

      3. Buy or sell real estate. However, the Fund may purchase or hold readily marketable securities issued by companies such as real estate investment trusts, which operate in real estate or interests therein.

      4. Make loans to other persons (except by purchase of short-term commercial paper, bonds, debentures, or other debt securities constituting part of an issue).

      5. Purchase a repurchase agreement with a maturity greater than seven days or a security that is subject to legal or contractual restrictions on resale or for which there are no readily available market quotations if, as a result of such purchase, more than 10 percent of the assets of the Fund (taken at current value) is invested in such securities.

      6. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 10 percent of the outstanding voting securities of that issuer to be held in the Fund.

      7. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 5 percent of the value of the total assets of the Fund at market value to be invested in the securities of that issuer (other than obligations of the U.S. Government and its agencies and instrumentalities), with reference to 75 percent of the assets of the Fund.

      8.    Purchase securities of other open-end investment companies.

      9.    Issue senior securities, bonds, or debentures.

      10. Underwrite securities of other issuers, except that the Fund may acquire portfolio securities under circumstances where, if the securities are later publicly offered or sold by the Fund, it might be deemed to be an underwriter for purposes of the Securities Act of 1933.

      11. Borrow money in excess of 5 percent of its net asset value. Any borrowing must only be temporarily from banks and for extraordinary or emergency purposes.

      12. Invest its funds in the securities of any company if the purchase, at the time thereof, would cause more than 10 percent of the value of the Fund's total assets to be invested in companies which, including predecessors and parents, have a record of less than three years continuous operation.

      13. Invest in companies for the purpose of exercising control or management.

      14. Engage in short sales of securities except to the extent that it owns an equal amount of the securities sold short or other securities convertible into an equivalent amount of such securities ("short sales against the box"). Such transactions may only be made to protect a profit in or to attempt to minimize a loss with respect to securities held by the Fund. In any event, no more than 10 percent of the value of the Fund's net assets taken at market may, at any time, be held as collateral for such sales.

      15. Buy and sell puts and calls as securities, stock index futures or options on stock index futures, or financial futures or options on financial futures, unless such options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange. The Fund may write call options that are covered in accordance with rules established by the Securities and Exchange Commission.

      16. Invest directly in oil, gas, or other mineral development or exploration programs or leases; although, the Fund may own securities of companies engaged in those businesses.

COLUMBIA REAL ESTATE EQUITY FUND, INC.


The Real Estate Fund may not:


      1.    Buy or sell commodities or commodity futures contracts.

      2. Buy or sell real estate. However, the Fund may purchase or hold readily marketable securities issued by companies, such as real estate investment trusts, that operate in real estate or interests therein, and participation interests in pools of real estate mortgage loans.

      3. Make loans to other persons (except by purchase of short-term commercial paper, bonds, debentures, or other debt securities constituting part of an issue). The Fund may lend portfolio securities to broker-dealers or other institutional investors if, as a result thereof, the aggregate value of all securities loaned does not exceed 33 1/3 percent of its total assets.

      4. Purchase illiquid securities, including restricted securities and repurchase agreements of more than seven days maturity, if upon the purchase more than 10 percent of the value of the Fund's net assets would consist of these securities. "Illiquid securities" are securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine the Fund's net asset value and include restricted securities that are subject to legal or contractual restrictions on resale. Certain restricted securities that can be resold to qualifying institutions pursuant to a regulatory exemption under Rule 144A of the Securities Act of 1933 and for which a dealer or institutional trading market exists may be deemed to be liquid securities by the Board of Directors of the Fund and, in that event, will not be subject to the above investment restriction.

      5. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 10 percent of the outstanding voting securities of that issuer to be held in the Fund.

      6. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 5 percent of the value of its total assets at market value to be invested in the securities of that issuer (other than obligations of the U.S. Government and its instrumentalities), with reference to 75 percent of the assets of the Fund.

      7. Purchase or retain securities of an issuer if those officers or directors of the Fund or the Adviser who individually own more than 1/2 of 1 percent of the outstanding securities of that issuer together own more than 5 percent of such securities.

      8.    Purchase securities of other open-end investment companies.

      9.    Issue senior securities, bonds, or debentures.

      10. Underwrite securities of other issuers, except the Fund may acquire portfolio securities in circumstances where, if the securities are later publicly offered or sold by the Fund, it might be deemed to be an underwriter for purposes of the Securities Act of 1933.

      11. Borrow money except as a temporary measure for extraordinary or emergency purposes. The Fund's borrowings may not exceed 5 percent of its gross assets valued at the lesser of cost or market value, nor may it pledge, mortgage, or hypothecate assets if the market value of such assets exceeds 10 percent of the gross assets, valued at cost, of the Fund.

      12. Invest in the securities of any company if the purchase, at the time thereof, would cause more than 5 percent of the value of the Fund's total assets to be invested in companies which, including predecessors and parents, have a record of less than three years continuous operation.

      13.   Invest in companies to exercise control or management.

      14. Buy any securities or other property on margin, except for short-term credits necessary for clearing transactions and except that margin payments and other deposits in connection with transactions in options, futures, and forward contracts shall not be deemed to constitute purchasing securities on margin.

      15. Engage in short sales of securities except to the extent that it owns other securities convertible into an equivalent amount of such securities. These short sales may only be made to protect a profit in or to attempt to minimize a loss with respect to convertible securities. In any event, no more than 10 percent of the Fund's net assets valued at market may, at any time, be held as collateral for such sales.

      16. Invest directly in oil, gas, or other mineral development or exploration programs or leases; although, the Fund may own securities of companies engaged in those businesses.

      17. Concentrate investments in any one industry, except that the Fund will invest at least 65 percent of the value of its total assets in securities of companies principally engaged in the real estate industry.

COLUMBIA TECHNOLOGY FUND, INC.

The Technology Fund may not:

      1. Buy or sell commodities or commodities contracts or oil, gas or mineral programs, except that the Fund may purchase, sell or enter into financial futures contracts and options on future contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

      2. Concentrate investments in any industry. However, the Fund may (a) invest up to 25 percent of the value of the total assets in any one industry and
(b) invest for temporary defensive purposes up to 100 percent of the value of the total assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

      3. Buy or sell real estate. However, the Fund may purchase or hold readily marketable securities issued by companies such as real estate investment trusts, which operate in real estate or interests therein.

      4. Make loans to other persons (except by purchase of short-term commercial paper, bonds, debentures, or other debt securities constituting part of an issue), provided however, the Fund may lend portfolio securities to broker-dealers or other institutional investors if, as a result thereof, the aggregate value of all securities loaned does not exceed 33 1/3 percent of its total assets.

      5. Purchase securities of other open-end investment companies except as permitted by Section 12(d)(1)(A) of the Investment Company Act of 1940.

      6. Underwrite securities of other issuers, except that the Fund may acquire portfolio securities under circumstances where, if the securities are later publicly offered or sold by the Fund, it might be deemed to be an underwriter for purposes of the Securities Act of 1933.

      7. Borrow money, issue senior securities, or pledge, mortgage or hypothecate its assets, except that the Fund may (i) borrow from banks, but only if immediately after each borrowing there is asset coverage of 300 percent, (ii) enter into transactions in options futures, options on futures, and other derivative instruments as described in the Prospectus and this Statement of Additional Information (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis, collateral arrangements with respect to initial or variation margin deposit for futures contracts and commitments entered into under swap agreements or other derivative instruments, will not be deemed to be pledges of the Fund's assets), (iii) enter into reverse repurchase agreements, dollar roll transactions or economically similar transactions to the extent its commitment under such transaction is covered by the segregation of assets, and (iv) borrow money as a temporary measure for extraordinary or emergency purposes provided that such borrowings do not exceed 5 percent of the gross assets of the Fund valued at the lesser of cost or market value, and the Fund does not pledge, mortgage, or hypothecate assets valued at market to an extent greater than 10 percent of the gross assets valued at cost of the Fund.

      8. Invest its funds in the securities of any company if the purchase, at the time thereof, would cause more than 10 percent of the value of the Fund's total assets to be invested in companies which, including predecessors and parents, have a record of less than three years continuous operation.

      9. Invest in companies for the purpose of exercising control or management.

      10. Engage in short sales of securities except to the extent that it owns an equal amount of the securities sold short or other securities convertible into an equivalent amount of such securities ("short sales against the box"). Such transactions may only be made to protect a profit in or to attempt to minimize a loss with respect to convertible securities. In any event, no more than 10 percent of the value of the Fund's net assets taken at market may, at any time, be held as collateral for such sales.

      11. Buy any securities or other property on margin except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but the Fund may make margin deposits in connection with transactions in options, futures, and options on futures or purchase or sell puts or calls, or confirmations thereof.

      12. Purchase illiquid securities, if upon the purchase more than 10 percent of the value of the Fund's net assets would consist of these securities. See "DESCRIPTION OF THE FUNDS, INVESTMENTS HELD AND INVESTMENT PRACTICES BY THE FUNDS" for a complete discussion of illiquid securities.

COLUMBIA STRATEGIC VALUE FUND, INC.

The Strategic Value Fund may not:

      1. Buy or sell commodities or commodities contracts or oil, gas or mineral programs, except that the Fund may purchase, sell or enter into financial futures contracts and options on future contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

      2. Concentrate investments in any industry. However, the Fund may (a) invest up to 25 percent of the value of the total assets in any one industry and
(b) invest for temporary defensive purposes up to 100 percent of the value of the total assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

      3. Buy or sell real estate. However, the Fund may purchase or hold readily marketable securities issued by companies such as real estate investment trusts, which operate in real estate or interests therein.

      4. Make loans to other persons (except by purchase of short-term commercial paper, bonds, debentures, or other debt securities constituting part of an issue), provided, however, the Fund may lend portfolio securities to broker-dealers or other institutional investors if, as a result thereof, the aggregate value of all securities loaned does not exceed 33 1/3 percent of its total assets.

      5. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 5 percent of the value of the total assets of the Fund at market value to be invested in the securities of that issuer (other than obligations of the U.S. Government and its agencies and instrumentalities), with reference to 75 percent of the assets of the Fund.

      6. Purchase securities of other open-end investment companies except as permitted by Section 12(d)(1)(A) of the Investment Company Act of 1940.

      7. Underwrite securities of other issuers, except that the Fund may acquire portfolio securities under circumstances where, if the securities are later publicly offered or sold by the Fund, it might be deemed to be an underwriter for purposes of the Securities Act of 1933.

      8. Borrow money, issue senior securities, or pledge, mortgage or hypothecate its assets, except that the Fund may (i) borrow from banks, but only if immediately after each borrowing there is asset coverage of 300 percent, (ii) enter into transactions in options futures, options on futures, and other derivative instruments as described in the Prospectus and this Statement of Additional Information (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis, collateral arrangements with respect to initial or variation margin deposit for futures contracts and commitments entered into under swap agreements or other derivative instruments, will not be deemed to be pledges of the Fund's assets), (iii) enter into reverse repurchase agreements, dollar roll transactions or economically similar transactions to the extent its commitment under such transaction is covered by the segregation of assets, and (iv) borrow money as a temporary measure for extraordinary or emergency purposes provided that such borrowings do not exceed 5 percent of the gross assets of the Fund valued at the lesser of cost or market value, and the Fund does not pledge, mortgage, or hypothecate assets valued at market to an extent greater than 10 percent of the gross assets valued at cost of the Fund.

      9. Invest its funds in the securities of any company if the purchase, at the time thereof, would cause more than 10 percent of the value of the Fund's total assets to be invested in companies which, including predecessors and parents, have a record of less than three years continuous operation.

      10. Invest in companies for the purpose of exercising control or management.

      11. Engage in short sales of securities except to the extent that it owns an equal amount of the securities sold short or other securities convertible into an equivalent amount of such securities ("short sales against the box"). Such transactions may only be made to protect a profit in or to attempt to minimize a loss with respect to convertible securities. In any event, no more than 10 percent of the value of the Fund's net assets taken at market may, at any time, be held as collateral for such sales.

      12. Buy any securities or other property on margin except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but the Fund may make margin deposits in connection with transactions in options, futures, and options on futures or purchase or sell puts or calls, or confirmations thereof.

      13. Purchase illiquid securities, if upon the purchase more than 10 percent of the value of the Fund's net assets would consist of these securities. See "DESCRIPTION OF THE FUNDS, INVESTMENTS HELD AND INVESTMENT PRACTICES BY THE FUNDS" for a complete discussion of illiquid securities.

COLUMBIA BALANCED FUND, INC.

The Balanced Fund may not:

      1. Buy or sell commodities. However, the Fund may invest in futures contracts relating to broadly based stock indices, subject to the restrictions in paragraph 15.

      2. Concentrate investments in any industry. However, the Fund may (a) invest up to 25 percent of the value of the total assets in any one industry and
(b) invest for temporary defensive purposes up to 100 percent of the value of the total assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

      3. Buy or sell real estate. However, the Fund may purchase or hold readily marketable securities issued by companies such as real estate investment trusts, which operate in real estate or interests therein.

      4. Make loans to other persons (except by purchase of short-term commercial paper, bonds, debentures, or other debt securities constituting part of an issue).

      5. Purchase a repurchase agreement with a maturity greater than seven days or a security that is subject to legal or contractual restrictions on resale or for which there are no readily available market quotations if, as a result of such purchase, more than 5 percent of the assets of the Fund (taken at current value) is invested in such securities.

      6. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 5 percent of the outstanding voting securities of that issuer to be held in the Fund.

      7. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 5 percent of the value of the total assets of the Fund at market value to be invested in the securities of that issuer (other than obligations of the U.S. Government and its agencies and instrumentalities), with reference to 75 percent of the assets of the Fund.

      8.    Purchase securities of other open-end investment companies.

      9.    Issue senior securities, bonds, or debentures.

      10. Underwrite securities of other issuers, except that the Fund may acquire portfolio securities under circumstances where, if the securities are later publicly offered or sold by the Fund, it might be deemed to be an underwriter for purposes of the Securities Act of 1933.

      11. Borrow money in excess of 5 percent of its net asset value. Any borrowing must only be temporarily from banks and for extraordinary or emergency purposes.

      12. Invest its funds in the securities of any company if the purchase, at the time thereof, would cause more than 5 percent of the value of the Fund's total assets to be invested in companies which, including predecessors and parents, have a record of less than three years continuous operation.

      13. Invest in companies for the purpose of exercising control or management.

      14. Engage in short sales of securities except to the extent that it owns an equal amount of the securities sold short or other securities convertible into an equivalent amount of such securities ("short sales against the box"). Such transactions may only be made to protect a profit in or to attempt to minimize a loss with respect to convertible securities. In any event, no more than 5 percent of the value of the Fund's net assets taken at market may, at any time, be held as collateral for such sales.

      15. Buy and sell puts and calls as securities, stock index futures or options on stock index futures, or financial futures or options on financial futures, unless such options are written by other persons and the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange.

      16. Invest directly in oil, gas, or other mineral development or exploration programs or leases; although, the Fund may own securities of companies engaged in those businesses.

COLUMBIA SHORT TERM BOND FUND, INC.

The Short Term Bond Fund may not:

      1.    Issue senior securities, bonds, or debentures.

      2. Buy any securities or other property on margin except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures or purchase or sell puts or calls, or confirmations thereof.

      3. Borrow money, issue senior securities, or pledge, mortgage or hypothecate its assets, except that the Fund may (i) borrow from banks, but only if immediately after each borrowing there is asset coverage of 300 percent, (ii) enter into transactions in options futures, options on futures, and other derivative instruments as described in the Prospectus and this Statement of Additional Information (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis, collateral arrangements with respect to initial or variation margin deposit for futures contracts and commitments entered into under swap agreements or other derivative instruments, will not be deemed to be pledges of the Fund's assets), (iii) enter into reverse repurchase agreements, dollar roll transactions or economically similar transactions to the extent its commitment under such transaction is covered by the segregation of assets, and (iv) borrow money as a temporary measure for extraordinary or emergency purposes provided that such borrowings do not exceed 5 percent of the gross assets of the Fund valued at the lesser of cost or market value, and the Fund does not pledge, mortgage, or hypothecate assets valued at market to an extent greater than 10 percent of the gross assets valued at cost of the Fund.

      4. Concentrate investments in any industry. However, it may (a) invest up to 25 percent of the value of its total assets in any one industry, (b) invest up to 100 percent of the value of its total assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and
(c) invest for temporary defensive purposes up to 80 percent of the value of its total assets in certificates of deposit (C/D's) and banker's acceptances with maturities not greater than one year. C/D's and banker's acceptances will be limited to domestic banks that have total assets in excess of $1 billion and are subject to regulatory supervision by the U.S. Government or state governments. Commitments to purchase securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities on a "when-issued" basis may not exceed 20 percent of the total assets of the Fund. Emphasis on investments in securities of a particular industry will be shifted whenever the adviser determines that such action is desirable for investment reasons. The directors will periodically review these decisions of the adviser.

      5. Underwrite securities of other issuers, except the Fund may acquire portfolio securities in circumstances where, if the securities are later publicly offered or sold by the Fund, it might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended.

      6. Purchase illiquid securities, if upon the purchase more than 10 percent of the value of the Fund's net assets would consist of such illiquid securities.

      7. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 5 percent of the value of its total assets at market value to be invested in the securities of that issuer (other than obligations of the U.S. Government and its instrumentalities), with reference to 75 percent of the assets of the Fund.

      8. Buy or sell real estate. However, the Fund may purchase or hold securities issued by companies, such as real estate investment trusts, that deal in real estate or interests therein, and participation interests in pool of real estate mortgage loans.

      9. Buy or sell commodities or commodities contracts or oil, gas or mineral programs, except that the Fund may purchase, sell or enter into financial futures contracts and options on future contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

      10. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 10 percent of the outstanding voting securities of that issuer to be held in the Fund.

      11. Make loans to other persons (except by purchase of short-term commercial paper, bonds, debentures, repurchase agreements or other debt securities constituting part of an issue). The Fund may lend portfolio securities to broker-dealers or other institutional investors if, as a result thereof, the aggregate value of all securities loaned does not exceed 33 1/3 percent of its total assets.

      12. Purchase securities of other open-end investment companies, except as permitted by Section 12(d)(1)(A) of the 1940 Act.

      13. Invest in the securities of any company if the purchase, at the time thereof, would cause more than 5 percent of the value of the Fund's total assets to be invested in companies which, including predecessors and parents, have a record of less than three years of continuous operation.

      14.   Invest in companies to exercise control or management.

      15. Purchase or retain securities of an issuer, any of whose officers or directors or security holders is an officer or director of the Fund or of its adviser if, or so long as, the officers and directors of the Fund and of its adviser together own beneficially more than 5 percent of any class of securities of the issuer.

      16. Engage in short sale of securities except to the extent that it owns other securities convertible into an equivalent amount of such securities. These short sales may only be made to protect a profit in or to attempt to minimize a loss with respect to convertible securities. In any event no more than 10 percent of the Fund's net assets valued at market may, at any time, be held as collateral for such sales.

COLUMBIA FIXED INCOME SECURITIES FUND, INC.

The Fixed Income Securities Fund may not:

      1.    Buy or sell commodities or commodity futures contracts.

            2. Concentrate investments in any industry. However, it may (a) invest up to 25 percent of the value of its total assets in any one industry,
(b) invest up to 100 percent of the value of its total assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and (c) invest for defensive purposes up to 80 percent of the value of its total assets in certificates of deposit (CDs) and bankers' acceptances with maturities not greater than one year. CDs and banker's acceptances will be limited to domestic banks which have total assets in excess of one billion dollars and are subject to regulatory supervision by the

U.S. Government or state governments. Commitments to purchase securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities on a "when-issued" basis may not exceed 20 percent of the total assets of the Fund. Emphasis on investments in securities of a particular industry will be shifted whenever the Adviser determines that such action is desirable for investment reasons. The Board of Directors will periodically review these decisions of the Adviser.

      3. Buy or sell real estate. However, the Fund may purchase or hold readily marketable securities issued by companies such as real estate investment trusts, which operate in real estate or interests therein, and participation interests in pools of real estate mortgage loans.

      4. Make loans to other persons (except by purchase of short-term commercial paper, bonds, debentures, or other debt securities constituting part of an issue). The Fund may lend portfolio securities to broker-dealers or other institutional investors if, as a result thereof, the aggregate value of all securities loaned does not exceed 33 1/3 percent of its total assets.

      5. Purchase a repurchase agreement with a maturity greater than seven days or a security that is subject to legal or contractual restrictions on resale or for which there are no readily available market quotations, if, as a result of such purchase, more than 10 percent of its total assets (taken at current value) are invested in such securities.

      6. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 10 percent of the outstanding voting securities of that issuer to be held in the Fund.

      7. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 5 percent of the value of its total assets at market value to be invested in the securities of that issuer (other than obligations of the U.S. Government and its instrumentalities), with reference to 75 percent of the assets of the Fund.

      8. Purchase or retain securities issued by an issuer, any of whose officers or directors or security holders is an officer or director of the Fund or of its adviser if, or so long as, the officers and directors of the Fund and of its adviser together own beneficially more than 5 percent of any class of securities of the issuer.

      9.    Purchase securities of other open-end investment companies.

      10.   Issue senior securities, bonds, or debentures.

      11. Underwrite securities of other issuers, except the Fund may acquire portfolio securities in circumstances where, if the securities are later publicly offered or sold by the Fund, it might be deemed to be an underwriter for purposes of the Securities Act of 1933.

      12. Borrow money except as a temporary measure for extraordinary or emergency purposes. Its borrowings may not exceed 5 percent of the value of the gross assets of the Fund taken at the lesser of cost or market value, nor may it pledge, mortgage, or hypothecate assets taken at market to an extent greater than 10 percent of the value of the gross assets taken at cost of the Fund.

      13. Invest in the securities of any company if the purchase, at the time thereof, would cause more than 5 percent of the value of the Fund's total assets to be invested in companies which, including predecessors and parents, have a record of less than three years continuous operation.

      14.   Invest in companies to exercise control or management.

      15. Buy any securities or other property on margin, or purchase or sell puts or calls, or combinations thereof.

      16. Engage in short sales of securities except to the extent that it owns other securities convertible into an equivalent amount of such securities. These short sales may only be made to protect a profit in or to attempt to minimize a loss with respect to convertible securities. In any event, no more than 10 percent of the value of the Fund's net assets taken at market may, at any time, be held as collateral for such sales.

COLUMBIA NATIONAL MUNICIPAL BOND FUND, INC.

The National Municipal Bond Fund may not:

      1. Buy or sell real estate, but this shall not prevent the Fund from investing in municipal obligations secured by real estate or interests therein.

      2. Make loans to other persons except by purchase of debt securities constituting all or part of an issue or through the loan of portfolio securities and as otherwise permitted by the Fund's investment restrictions.

      3. Purchase more than 10 percent of the voting securities of any issuer.

      4.    Buy or sell commodities or commodity future contracts.

      5. Purchase securities of other investment companies if, as a result of the purchase, more than 10 percent of the assets of the Fund is invested in such securities.

      6.    Issue senior securities, bonds, or debentures.

      7. Sell securities short or buy any securities or other property on margin, except for short-term credits necessary for clearing transactions.

      8. Lend portfolio securities to broker-dealers or other institutional investors if, as a result, the aggregate value of all securities loaned exceeds 33 1/3 percent of the total assets of the Fund.

      9. Underwrite securities of other issuers, except that the Fund may acquire portfolio securities in circumstances where, if the securities are later publicly offered or sold by the Fund, it might be deemed an underwriter for purposes of the Securities Act of 1933.

      10. Borrow money except temporarily for extraordinary or emergency purposes; nor may it pledge, mortgage, or hypothecate assets having a market value greater than 10 percent of the cost of the gross assets of the Fund. For amounts borrowed, the Fund shall maintain an asset coverage of 300 percent for all borrowings. This restriction means that the Fund may not borrow money in an amount exceeding 50 percent of its gross assets. The Fund will not make any additional investments while borrowings exceed 5 percent of the value of the Fund's total assets.

      11.   Invest more than 25 percent of its assets in a single industry.

COLUMBIA OREGON MUNICIPAL BOND FUND, INC.

The Oregon Municipal Bond Fund may not:

      1. Buy or sell real estate, but this shall not prevent the Fund from investing in municipal obligations secured by real estate or interests therein.

      2. Make loans to other persons except by purchase of debt securities constituting all or part of an issue or through the loan of portfolio securities and as otherwise permitted by the Fund's investment restrictions.

      3. Purchase more than 10 percent of the voting securities of any issuer.

      4.    Buy or sell commodities or commodity future contracts.

      5. Purchase securities of other investment companies if, as a result of the purchase, more than 10 percent of the assets of the Fund is invested in such securities.

      6.    Issue senior securities, bonds, or debentures.

      7. Sell securities short or buy any securities or other property on margin, except for short-term credits necessary for clearing transactions.

      8. Lend portfolio securities to broker-dealers or other institutional investors if, as a result, the aggregate value of all securities loaned exceeds 33 1/3 percent of the total assets of the Fund.

      9. Underwrite securities of other issuers, except that the Fund may acquire portfolio securities in circumstances where, if the securities are later publicly offered or sold by the Fund, it might be deemed an underwriter for purposes of the Securities Act of 1933.

      10. Borrow money except temporarily for extraordinary or emergency purposes; nor may it pledge, mortgage, or hypothecate assets having a market value greater than 10 percent of the cost of the gross assets of the Fund. For amounts borrowed, the Fund shall maintain an asset coverage of 300 percent for all borrowings. This restriction means that the Fund may not borrow money in an amount exceeding 50 percent of its gross assets. The Fund will not make any additional investments while borrowings exceed 5 percent of the value of the Fund's total assets.

      11.   Invest more than 25 percent of its assets in a single industry.

COLUMBIA HIGH YIELD FUND, INC.

The High Yield Fund may not:

      1.    Buy or sell commodities or commodity futures contracts.

      2. Concentrate investments in any industry. However, it may (a) invest up to 25 percent of the value of its total assets in any one industry, (b) invest up to 100 percent of the value of its total assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and
(c) invest for defensive purposes up to 80 percent of the value of its total assets in CDs and bankers' acceptances with maturities not greater than one year. CDs and banker's acceptances will be limited to domestic banks which have total assets in excess of $1 billion and are subject to regulatory supervision by the U.S. Government or state governments. Commitments to purchase securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities on a "when-issued" basis may not exceed 20 percent of the total assets of the Fund. Emphasis on investments in securities of a particular industry will be shifted whenever the Adviser determines that such action is desirable for investment reasons. The Board of Directors will periodically review these decisions of the Adviser.

      3. Buy or sell real estate. However, the Fund may purchase or hold readily marketable securities issued by companies, such as real estate investment trusts, that operate in real estate or interests therein, and participation interests in pools of real estate mortgage loans.

      4. Make loans to other persons (except by purchase of short-term commercial paper, bonds, debentures, or other debt securities constituting part of an issue). The Fund may lend portfolio securities to broker-dealers or other institutional investors if, as a result thereof, the aggregate value of all securities loaned does not exceed 33 1/3 percent of its total assets.

      5. Purchase illiquid securities, including restricted securities and repurchase agreements of more than seven days maturity, if upon the purchase more than 10 percent of the value of the Fund's net assets would consist of these securities. "Illiquid securities" are securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine the Fund's net asset value and include restricted securities that are subject to legal or contractual restrictions on resale. Certain restricted securities that can be resold to qualifying institutions pursuant to a regulatory exemption under Rule 144A of the Securities Act of 1933 and for which a dealer or institutional trading market exists may be deemed to be liquid securities by the Board of Directors of the Fund and, therefore, are not subject to the above investment restriction.

      6. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 10 percent of the outstanding voting securities of that issuer to be held in the Fund.

      7. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 5 percent of the value of its total assets at market value to be invested in the securities of that issuer (other than obligations of the U.S. Government and its instrumentalities), with reference to 75 percent of the assets of the Fund.

      8. Purchase or retain securities of an issuer if those officers or directors of the Fund or the Adviser who individually own more than 1/2 of 1 percent of the outstanding securities of that issuer together own more than 5 percent of such securities.

      9.    Purchase securities of other open-end investment companies.

      10.   Issue senior securities, bonds, or debentures.

      11. Underwrite securities of other issuers, except the Fund may acquire portfolio securities in circumstances where, if the securities are later publicly offered or sold by the Fund, it might be deemed to be an underwriter for purposes of the Securities Act of 1933.

      12. Borrow money except as a temporary measure for extraordinary or emergency purposes. Its borrowings may not exceed 5 percent of the gross assets of the Fund valued at the lesser of cost or market value, nor may it pledge, mortgage, or hypothecate assets valued at market to an extent greater than 10 percent of the gross assets valued at cost of the Fund.

      13. Invest in the securities of any company if the purchase, at the time thereof, would cause more than 5 percent of the value of the Fund's total assets to be invested in companies which, including predecessors and parents, have a record of less than three years continuous operation.

      14.   Invest in companies to exercise control or management.

      15. Buy any securities or other property on margin, except for short-term credits necessary for clearing transactions and except that margin payments and other deposits in connection with transactions in options, futures, and forward contracts shall not be deemed to constitute purchasing securities on margin.

      16. Engage in short sales of securities except to the extent that it owns other securities convertible into an equivalent amount of such securities. These short sales may only be made to protect a profit in or to attempt to minimize a loss with respect to convertible securities. In any event, no more than 10 percent of the Fund's net assets valued at market may, at any time, be held as collateral for such sales.

      17. Invest directly in oil, gas, or other mineral development or exploration programs or leases; although, the Fund may own securities of companies engaged in those businesses.

COLUMBIA DAILY INCOME COMPANY

The Columbia Daily Income Company may not:

      1. Borrow money to improve portfolio yield except as a temporary measure to avoid disruptive redemptions, and not for investment purposes. Borrowings will not exceed 33 1/3 percent of total assets and will be repaid from the proceeds of sales of the Fund's shares or as maturities allow.

      2. Underwrite securities issued by others except as it may be deemed to be an underwriter in a sale of restricted securities.

      3. Invest more than 5 percent of its assets (exclusive of obligations issued or guaranteed as to principal and interest by the U.S. Government or any agency or instrumentality thereof) in the securities of any one issuer. The Fund may invest up to 100 percent of its total assets in obligations of U.S. banks which are members of the Federal Reserve System. However, the Fund will not invest more than 25 percent of its assets in any other single industry.

      4.    Buy or sell real estate.

      5.    Buy or sell commodities or commodity contracts.

      6. Make loans to others (the purchase of obligations in which the Fund is authorized to invest will not constitute loans) except that the Fund may purchase and simultaneously resell for later delivery obligations issued or guaranteed as to principal and interest by the U.S. Government or any agency or instrumentality thereof if no more than 10 percent of the Fund's total assets would be subject to such repurchase agreements maturing in more than seven days.

      7. Purchase common stocks, preferred stocks, warrants, or other equity securities.

      8.    Purchase securities on margin.

      9.    Sell securities short.

      10.   Write or purchase put or call options.

      11. Purchase a security which is subject to legal or contractual restrictions on resale or for which there is no readily available market, except that 10 percent of the Fund's total assets may be invested in repurchase agreements maturing in more than seven days.

      12.   Invest in companies to exercise control or management.

      13. Invest in the securities of other investment companies, except those acquired as part of a merger, consolidation, or acquisition of assets.

INVESTMENT RESTRICTIONS UNDER RULE 2a-7


      Rule 2a-7 under the 1940 Act requires that all portfolio securities of the Columbia Daily Income Company have at the time of purchase a maximum remaining maturity (as defined in the rule) of 13 months and that the Fund maintain a dollar-weighted average portfolio maturity of not more than 90 days. (The Fund, however, will be invested in short-term debt obligations maturing within 12 months.) Rule 2a-7 further requires that investments by a money market fund must present minimal credit risk and, if rated, must be rated within one of the two highest rating categories for short-term debt obligations by at least two major rating agencies assigning a rating to the securities or issuer or, if only one rating agency has assigned a rating, by that agency. Purchases of securities which are unrated or rated by only one rating agency must be approved or ratified by the Board of Directors of the Fund. Securities that are rated (or that have been issued by an issuer that is rated with respect to a class of short-term debt obligations, or any security within that class, comparable in priority and quality with such securities) in the highest category by at least two major rating agencies are designated "First Tier Securities." Securities rated in the top two categories by at least two major rating agencies, but which are not rated in the highest category by two or more major rating agencies, are designated "Second Tier Securities." Securities which are unrated may be purchased only if they are deemed to be of comparable quality to rated securities. Under Rule 2a-7, a fund may not invest more than the greater of 1 percent of its total assets or one million dollars, measured at the time of investment, in the securities of a single issuer that were Second Tier Securities when acquired by the fund. In addition, a money market fund may not under Rule 2a-7 invest more than 5 percent of its total assets in securities that were Second Tier Securities when acquired.


      The Fund may not invest more than 5 percent of its total assets in the securities of any one issuer, except this limitation does not apply to U.S. Government securities and repurchase agreements thereon. The Fund may, however, invest more than 5 percent of its total assets in the First Tier Securities of a single issuer for up to three business days, although the Fund may not make more than one such investment at any one time.

      Investment policies by the Fund are in certain circumstances more restrictive than the restrictions under Rule 2a-7. In particular, investments by the Fund are restricted to the following:

      1. Securities issued or guaranteed as to principal and interest by the U.S. Government or issued or guaranteed by agencies or instrumentalities thereof and repurchase agreements relating to these securities.

      2. Commercial paper which, if rated by S&P or Moody's is rated A-1 by S&P and Prime 1 by Moody's or, if not rated, is determined to be of comparable quality by the Board of Directors of the Fund.

      3. Other corporate debt securities with remaining maturities of less than 12 months, including bonds and notes, of an issuer that has received ratings from S&P and Moody's for its other short-term debt obligations as described in paragraph 2 above, where such corporate debt securities are comparable in priority and security to the rated short-term debt obligations or, if no ratings are available, where such corporate debt securities are determined to be of comparable quality under procedures approved by the Board of Directors of the Fund.

      4. Obligations of U.S. banks that are members of the Federal Reserve System and have capital surplus and undivided profits as of the date of their most recent published financial statements in excess of $100 million and are determined by the Board of Directors of the Fund to be of comparable quality to the obligations described in paragraphs 2 or 3 above. Currently these obligations are CDs, bankers' acceptances, and letters of credit.

--------------------------------------------------------------------------------
                                   MANAGEMENT
--------------------------------------------------------------------------------


      Each Fund is managed under the supervision of its Board of Directors, which has responsibility for overseeing decisions relating to the investment policies and objectives of the Fund. The Board of Directors of each Fund meets quarterly to review the Fund's investment policies, performance, expenses, and other business matters. The directors and officers of the Funds are listed below, together with their principal business occupations.

DIRECTORS AND OFFICERS

INTERESTED DIRECTOR & PRINCIPAL OFFICERS: *


-----------------------------------------------------------------------------------------------------------------------
NAME, ADDRESS AND AGE       POSITION(S)      TERM OF OFFICE        PRINCIPAL              NUMBER OF       OTHER
                            HELD WITH        AND LENGTH OF         OCCUPATION(S)          PORTFOLIOS      DIRECTORSHIPS
                            FUNDS            TIME SERVED**         DURING PAST 5          IN FUND         HELD BY
                                                                   YEARS***               COMPLEX         DIRECTOR
                                                                                          OVERSEEN
                                                                                          BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------
J. Jerry Inskeep, Jr.1      Chairman and     Served for 36 Years   Chairman and           23              None
1300 S.W. Sixth Avenue      Director                               President of
Portland, OR 97201                                                 Columbia Funds and
(71 years old)                                                     CMC Fund Trust
-----------------------------------------------------------------------------------------------------------------------
Jeff B. Curtis              President and    Served for 2 Years    President of
1300 S.W. Sixth Avenue      Assistant                              Columbia Funds
Portland, OR 97201          Secretary                              Management Company
(48 years old)                                                     and Columbia
                                                                   Management Co.
-----------------------------------------------------------------------------------------------------------------------
Thomas L. Thomsen           Vice President   Served for 2 Years    Chief Executive
1300 S.W. Sixth Avenue                                             Officer of
Portland, OR 97201                                                 Columbia Funds
(57 years old)                                                     Management Company
                                                                   and Columbia
                                                                   Management Co.
-----------------------------------------------------------------------------------------------------------------------
Myron G. Child              Vice President   Served for 2 Years    Vice President of
1300 S.W. Sixth Avenue                                             Columbia Trust
Portland, OR 97201                                                 Company
(61 years old)
-----------------------------------------------------------------------------------------------------------------------
Kathleen M. Griffin         Vice President   Served for 2 Years    Vice President of
1300 S.W. Sixth Avenue                                             Columbia Financial
Portland, OR 97201                                                 Center Incorporated
(42 years old)
-----------------------------------------------------------------------------------------------------------------------
Jeffrey L. Lunzer           Vice President   Served for 2 Years    Vice President of
1300 S.W. Sixth Avenue                                             Columbia Funds
Portland, OR 97201                                                 Management Company
(41 years old)                                                     and Columbia
                                                                   Management Co.
-----------------------------------------------------------------------------------------------------------------------

----------
1 Mr. Inskeep is deemed to be interested because he is affiliated with the Adviser.

--------------------------------------------------------------------------------------------------------------------
Susan J. Woodworth          Vice President  Served for 2 Years    Vice President of
1300 S.W. Sixth Avenue                                            Columbia Trust
Portland, OR 97201                                                Company
(49 years old)
--------------------------------------------------------------------------------------------------------------------
Mark A. Wentzien            Secretary       Served for 2 Years    Vice President of
1300 S.W. Sixth Avenue                                            Columbia Funds
Portland, OR 97201                                                Management Company
(41 years old)                                                    and Columbia
                                                                  Management Co.
--------------------------------------------------------------------------------------------------------------------


* Interested person as defined by the 1940 Act.

** Each director serves for an indefinite term in accordance with the current Bylaws of each Fund until the date a director resigns, retires or is removed in accordance with the Bylaws of each Fund.

*** All of the officers of the Funds are employees and officers of the Adviser and/or its affiliates. Only principal occupations are listed.

DISINTERESTED DIRECTORS:

-----------------------------------------------------------------------------------------------------------------------
NAME, ADDRESS AND AGE        POSITION(S)    TERM OF OFFICE         PRINCIPAL            NUMBER OF        OTHER
                             HELD WITH      AND LENGTH OF          OCCUPATION(S)        PORTFOLIOS IN    DIRECTORSHIPS
                             FUNDS          TIME SERVED**          DURING PAST 5        FUND             HELD BY
                                                                   YEARS                COMPLEX          DIRECTOR
                                                                                        OVERSEEN BY
                                                                                        DIRECTOR
-----------------------------------------------------------------------------------------------------------------------
James C. George              Director       Served for 8 Years     Investment           23               None
1001 S.W. 5th Avenue                                               Consultant
Suite 1100
Portland, OR 97204
(69 years old)
-----------------------------------------------------------------------------------------------------------------------
Patrick J. Simpson           Director       Served for 2 Years     Lawyer, Perkins      23               None
1211 S.W. 5th Avenue                                               Coie LLP
Suite 1500
Portland, OR 97204
(57 years old)
-----------------------------------------------------------------------------------------------------------------------
Richard L. Woolworth         Director       Served for 11 Years    Chairman/CEO, The    23               The Regence
100 S.W. Market St. #1500                                          Regence Group                         Group, Regence
Portland, OR 97207                                                                                       BlueCross
(60 years old)                                                                                           BlueShield of
                                                                                                         Oregon
-----------------------------------------------------------------------------------------------------------------------

There is no family relationship between any of the directors listed above.

** Each director serves for an indefinite term in accordance with the current Bylaws of each Fund until the date a director resigns, retires or is removed in accordance with the Bylaws of each Fund.

Board of Directors

      The directors of the Funds are responsible for overseeing decisions relating to the investment policies and objectives of the Funds. The Funds hire other parties that are responsible for the day-to-day operations of the Fund, such as the Adviser, transfer agent and custodian. The directors meet quarterly to review the Funds' investment policies, performance, expenses, and other business matters. The Funds established an Audit Committee in January 2002. The Audit Committee will consider and engage, on an annual basis, the Funds' independent auditors, review with management and the independent auditors the financial statements included in the Funds' Annual Report to Shareholders, and generally oversee the audit process. The Audit Committee is composed of the Funds' three disinterested directors (Messrs. George, Simpson, and Woolworth).

      In addition, each of the Funds have adopted a nominating policy under which the disinterested directors of the Funds are responsible for selecting and nominating candidates for election to serve as directors. The disinterested directors will not consider nominees recommended by Fund shareholders.

      The following table sets forth the dollar range of shares owned by each director as of December 31, 2001 of (i) each individual Fund and (ii) all of the funds in the Columbia Funds Complex:

INTERESTED DIRECTOR:

                                  Dollar Range of    Aggregate Dollar Range of Equity
                                      Equity         Securities in Funds Overseen by
                                   Securities in            Director in Columbia
Director                             the Fund                 Funds Complex
--------                             --------                 -------------
J. JERRY INSKEEP, JR.
Common Stock Fund                Over $100,000                Over $100,000
Balanced Fund                    None
Growth Fund                      Over $100,000
Special Fund                     Over $100,000
Small Cap Fund                   Over $100,000
International Stock Fund         Over $100,000
Real Estate Equity Fund          Over $100,000
Strategic Value Fund             Over $100,000
Technology Fund                  Over $100,000
Daily Income Company             Over $100,000
Fixed Income Securities Fund     $10,001-$50,000
Short Term Bond Fund             None
High Yield Fund                  None
Oregon Municipal Bond Fund       Over $100,000
National Municipal Bond Fund     Over $100,000

DISINTERESTED DIRECTORS:


                                  Dollar Range of    Aggregate Dollar Range of Equity
                                      Equity         Securities in Funds Overseen by
                                   Securities in            Director in Columbia
Director                             the Fund                 Funds Complex
--------                             --------                 -------------
JAMES C. GEORGE
Common Stock Fund                Over $100,000                Over $100,000
Balanced Fund                    None
Growth Fund                      Over $100,000
Special Fund                     Over $100,000
Small Cap Fund                   Over $100,000
International Stock Fund         Over $100,000
Real Estate Equity Fund          Over $100,000
Strategic Value Fund             $1-$10,000
Technology Fund                  $1-$10,000
Daily Income Company             Over $100,000
Fixed Income Securities Fund     None
Short Term Bond Fund             None
High Yield Fund                  $50,001-$100,000
Oregon Municipal Bond Fund       None
National Municipal Bond Fund     None

PATRICK J. SIMPSON
Common Stock Fund                None                        $50,001-$100,000
Balanced Fund                    $1-$10,000
Growth Fund                      $50,001-$100,000
Special Fund                     $10,001-$50,000
Small Cap Fund                   None
International Stock Fund         None
Real Estate Equity Fund          None
Strategic Value Fund             None
Technology Fund                  None
Daily Income Company             None
Fixed Income Securities Fund     None
Short Term Bond Fund             None
High Yield Fund                  None
Oregon Municipal Bond Fund       None
National Municipal Bond Fund     None

RICHARD L. WOOLWORTH
Common Stock Fund                Over $100,000                Over $100,000
Balanced Fund                    None
Growth Fund                      Over $100,000
Special Fund                     Over $100,000
Small Cap Fund                   Over $100,000
International Stock Fund         $10,001-$50,000
Real Estate Equity Fund          $1-$10,000
Strategic Value Fund             $10,001-$50,000
Technology Fund                  None
Daily Income Company             $10,001-$50,000
Fixed Income Securities Fund     Over $100,000
Short Term Bond Fund             None

High Yield Fund                  None
Oregon Municipal Bond Fund       Over $100,000
National Municipal Bond Fund     None

      As of December 31, 2001, none of the disinterested directors or members of their immediate families owned any securities of the Adviser or any other entity directly or indirectly controlling, controlled by, or under common control with the Adviser.

Approval of Investment Advisory Contract

      Each of the Funds has entered into a separate investment advisory contract with the Adviser. The investment advisory contract is subject to annual approval by the Board of Directors, including a majority of disinterested directors. The existing contracts were last considered and approved at an in-person meeting held in April 2001. In determining the reasonableness of the advisory fees under the contract, the directors considered several factors, including:

      - The nature and quality of services provided to the Funds' shareholders,
      -     The profitability of the advisory contract for the Adviser,
      - Fall-out benefits realized by the Adviser from service as adviser to the Funds, and
      -     A comparison of the fee structures of other mutual funds.

      In reviewing the quality of services provided by the Adviser, the directors examined the performance of the Funds compared to other mutual funds with similar investment objectives and against one or more securities indices that were considered appropriate. Performance over one and three-year periods for each Fund were reviewed as well as ratings from Lipper Inc. In addition, the directors assessed the day-to-day management of the Funds, reviewing information provided at the meeting at which the contract was approved and at earlier meetings during the fiscal year. The directors reviewed overall expense ratios of the Funds, including the aggregate expenses of the Funds to their net assets, as well as several individual expense items to the Funds' net assets such as the management fee, transfer agent fee, and custodian fee. Based on its review, the directors found the quality of services provided to the Funds' shareholders to be excellent and the total expense ratio of the funds to be below or comparable to funds with similar investment objectives, strategy, size and distribution methods.

      The directors reviewed data related to the profitability of the Adviser with respect to its contracts with the Funds and found it to be within the range approved by courts in the past. The directors also considered the benefit to affiliates of the Adviser as the result of its management of the Funds, including Columbia Trust Company, which serves as transfer agent for the Funds.

      After considering the material factors listed above, and each Fund's specific circumstance, the directors concluded that the advisory contract of each Fund with the Adviser was reasonable for such Fund and in the best interests of shareholders. See the section entitled "INVESTMENT ADVISORY AND OTHER FEES PAID TO AFFILIATES" for further information about the Adviser and the Funds' investment advisory contract.

      The following table sets forth compensation received by the disinterested directors for 2001. No officer of the Funds received any compensation from the Funds in 2001.

                               COMPENSATION TABLE


                                                                                 Compensation from
                                         Aggregate compensation                    Fund Complex,
       Director                          From Fund, per Director                   per Director*
       --------                          -----------------------                   -------------
James C. George              Common Stock Fund                      $2,416            $34,000
                             Growth Fund                            $4,944            -------
                             International Stock Fund               $499
                             Special Fund                           $2,860
                             Small Cap Fund                         $1,615
                             Real Estate Fund                       $1,545
                             Balanced Fund                          $3,347
                             Columbia Daily Income Company          $3,971
                             Short Term Bond Fund                   $138
                             Fixed Income Securities Fund           $1,351
                             Oregon Municipal Bond Fund             $1,512
                             High Yield Fund                        $537
                             National Municipal Bond Fund           $37
                             Strategic Value Fund                   $197
                             Technology Fund                        $31

Patrick J. Simpson           Common Stock Fund                      $2,416            $34,000
                             Growth Fund                            $4,944            -------
                             International Stock Fund               $499
                             Special Fund                           $2,860
                             Small Cap Fund                         $1,615
                             Real Estate Fund                       $1,545
                             Balanced Fund                          $3,347
                             Columbia Daily Income Company          $3,971
                             Short Term Bond Fund                   $138
                             Fixed Income Securities Fund           $1,351
                             Oregon Municipal Bond Fund             $1,512
                             High Yield Fund                        $537
                             National Municipal Bond Fund           $37
                             Strategic Value Fund                   $197
                             Technology Fund                        $31

Richard L. Woolworth**       Common Stock Fund                      $2,513            $35,000
                             Growth Fund                            $5,142            -------
                             International Stock Fund               $519
                             Special Fund                           $2,974
                             Small Cap Fund                         $1,679
                             Real Estate Fund                       $1,607
                             Balanced Fund                          $3,481
                             Columbia Daily Income Company          $4,130
                             Short Term Bond Fund                   $144
                             Fixed Income Securities Fund           $1,405
                             Oregon Municipal Bond Fund             $1,572
                             High Yield Fund                        $558
                             National Municipal Bond Fund           $39

                        Strategic Value Fund                    $205
                             Technology Fund                        $32

* Includes compensation Messrs. Woolworth, George and Simpson received as Trustees of CMC Fund Trust. The Investment Adviser for CMC Fund Trust is Columbia Management Co., an affiliate of the Adviser.

** Includes compensation received by Mr. Woolworth for serving on each Fund's and CMC Fund Trust's Executive Committee.

      PFPC Distributors, Inc. ("PFPC"), a registered securities broker and a member of the National Association of Securities Dealers, Inc., is the principal underwriter for the Funds, and is authorized under a distribution agreement with each Fund to sell shares of the Fund. Columbia Financial has entered into a broker-dealer agreement with PFPC to distribute the Funds' shares. PFPC and Columbia Financial do not charge any fees or commissions to investors or the Funds for the sale of shares of a Fund.

      At January 31, 2002, officers and directors, as a group, owned of record or beneficially less than 1% of each Fund, other than for the following funds:

Technology Fund                         56,761 shares                      2.81%

National Municipal Bond Fund            25,340 shares                      1.79%

      At January 31, 2002, to the knowledge of the Funds, no person owned of record or beneficially more than 5% of the outstanding shares of any Fund except the following record owners:

                                                         Shares Owned of Record
Name and Address                                          At January 31, 2002
----------------                                         -----------------------
COLUMBIA COMMON STOCK FUND
PFPC Global Fund Services
4400 Computer Drive
Westborough, Massachusetts 01581                           4,759,008    (14.04%)

Wells Fargo Bank Minnesota
FBO Mentor Graphics 401 (k) Plan
P.O. Box 1533
Minneapolis, Minnesota 55480                               1,884,258    (5.56%)


COLUMBIA BALANCED FUND
PFPC Global Fund Services
4400 Computer Drive
Westborough, Massachusetts 01581                           8,721,343    (18.78%)


COLUMBIA GROWTH FUND
PFPC Global Fund Services
4400 Computer Drive
Westborough, Massachusetts 01581                           5,452,258    (13.01%)


COLUMBIA SPECIAL FUND
PFPC Global Fund Services
4400 Computer Drive
Westborough, Massachusetts 01581                            5,298,696   (13.25%)

Standard Insurance Company
P.O. Box 711
Portland, Oregon 97207                                      3,308,925   (8.27%)

                                                         Shares Owned of Record
Name and Address                                          At January 31, 2002
----------------                                         -----------------------
COLUMBIA SMALL CAP FUND
PFPC Global Fund Services
4400 Computer Drive
Westborough, Massachusetts 01581                           14,551,042   (48.42%)


Intermountain Health Care 401 (k)
P.O. Box 92956
Chicago, Illinois 60675                                     1,547,620   (5.15%)


COLUMBIA REAL ESTATE EQUITY FUND
PFPC Global Fund Services
4400 Computer Drive
Westborough, Massachusetts 01581                           26,377,038   (74.04%)


COLUMBIA INTERNATIONAL STOCK FUND
PFPC Global Fund Services
4400 Computer Drive
Westborough, Massachusetts 01581                               844,223  (7.53%)


COLUMBIA TECHNOLOGY FUND
PFPC Global Fund Services
4400 Computer Drive
Westborough, Massachusetts 01581                               116,696  (5.78%)


COLUMBIA STRATEGIC VALUE FUND
PFPC Global Fund Services
4400 Computer Drive
Westborough, Massachusetts 01581                            6,045,988   (39.53%)

National Investors Services Corp
55 Water Street, 32nd Floor
New York, New York 10041                                       873,318  (5.71%)


COLUMBIA FIXED INCOME SECURITIES FUND
PFPC Global Fund Services
4400 Computer Drive
Westborough, Massachusetts 01581                            9,213,871   (26.47%)

                                                         Shares Owned of Record
Name and Address                                          At January 31, 2002
----------------                                         -----------------------
COLUMBIA HIGH YIELD FUND
PFPC Global Fund Services
4400 Computer Drive
Westborough, Massachusetts 01581                           22,099,145   (67.69%)

National Investors Services Corp
55 Water Street, 32nd Floor
New York, New York 10041                                    1,706,918   (5.23%)


COLUMBIA OREGON MUNICIPAL BOND FUND
PFPC Global Fund Services
4400 Computer Drive
Westborough, Massachusetts 01581                            3,418,298   (8.54%)


COLUMBIA NATIONAL MUNICIPAL BOND FUND
Lita Luvera
P.O. Box 1350
Portland, Oregon 97207                                         158,057  (11.22%)

The Agnew Family Trust
P.O. Box 1350
Portland, Oregon 97207                                         114,243  (8.11%)

Douglas Norberg
P.O. Box 1350
Portland, Oregon 97207                                         105,128  (7.46%)

Tacoma Screw Products, Inc.
P.O. Box 1350
Portland, Oregon 97207                                         104,851  (7.44%)

Gunilla Finrow
P.O. Box 1350
Portland, Oregon 97207                                          86,768  (6.16%)

      As defined by SEC rules and regulations, PFPC Global Fund Services is a "control person" of the Fixed Income Securities Fund, Real Estate Equity Fund, High Yield Fund, Small Cap Fund and Strategic Value Fund since it owns over 25% of the voting securities of each Fund. PFPC Global Fund Services acts as sub-transfer agent and processes all trades entered by financial intermediaries through the National Securities Corporation ("NSCC") for the Funds. Therefore, it does not exercise voting control over the securities it holds in the Funds.

--------------------------------------------------------------------------------
             INVESTMENT ADVISORY AND OTHER FEES PAID TO AFFILIATES
--------------------------------------------------------------------------------

      The investment adviser to each of the Funds is Columbia Funds Management Company (the "Adviser"). The Adviser has entered into an investment contract with each Fund. Pursuant to the investment contract, the Adviser provides research, advice, and supervision with respect to investment matters and determines which securities to purchase or sell and what portion of the Fund's assets to invest.

      The Adviser provides office space and pays all executive salaries and executive expenses of the Fund. The Fund assumes its costs relating to corporate matters, cost of services to shareholders, transfer and dividend paying agent fees, custodian fees, legal and auditing expenses, disinterested director fees, taxes and governmental fees, interest, brokers' commissions, transaction expenses, cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase, or redemption of its shares, expenses of registering or qualifying its shares for sale, transfer taxes, and all other expenses of preparing its registration statement, prospectuses, and reports.

      Information regarding calculation of the advisory fee payable to the Adviser is set forth in the Prospectus. Advisory fees paid by each of the Funds for each of the last three years were:


FUND                                            2001          2000          1999
----                                            ----          ----          ----
Common Stock Fund                         $4,439,013    $5,844,592    $5,181,352
Growth Fund                               $8,377,937   $12,038,582   $10,562,644
International Stock Fund                  $1,534,669    $2,197,202    $1,592,405
Special Fund                              $7,790,604    $9,717,028    $7,081,977
Small Cap Fund                            $5,137,830    $4,514,814    $1,745,238
Real Estate Fund                          $3,752,707    $2,527,697    $1,549,192
Technology Fund*                            $103,027        $4,427            --
Strategic Value Fund*                       $543,893        $5,281            --
Balanced Fund                             $5,191,548    $5,393,886    $5,094,253
Short Term Bond Fund                        $227,831      $177,533      $194,635
Fixed Income Securities Fund              $2,158,251    $1,886,459    $2,105,357
National Municipal Bond Fund                 $59,637       $54,029       $27,095
Oregon Municipal Bond Fund                $2,395,099    $2,073,536    $2,246,866
High Yield Fund                           $1,089,470      $463,725      $405,284
Columbia Daily Income Company             $5,765,043    $5,482,957    $5,232,688


----------
* These Funds commenced operations on November 9, 2000.

      A portion of the Adviser's fees are used to pay financial intermediaries for services they provide to investors who invest in the Funds through such financial intermediary. In 2001, the Adviser paid financial intermediaries the following amounts:



FUND                                                                        2001
----                                                                        ----
Common Stock Fund                                                       $172,066
Growth Fund                                                             $220,467
International Stock Fund                                                 $12,657
Special Fund                                                            $196,990
Small Cap Fund                                                          $276,892
Real Estate Fund                                                        $586,933
Technology Fund                                                          $13,764
Strategic Value Fund                                                     $26,356
Balanced Fund                                                           $346,180
Short Term Bond Fund                                                        $579
Fixed Income Securities Fund                                            $114,716
National Municipal Bond Fund                                                  $3
Oregon Municipal Bond Fund                                               $39,912
High Yield Fund                                                         $176,010
Columbia Daily Income Company                                               $597





      The Adviser has entered into an agreement with Columbia Management Co. ("CMC"), under which CMC provides the Adviser with statistical and other factual information, advice regarding economic factors and trends, and advice as to occasional transactions in specific securities. CMC, upon receipt of specific instructions from the Adviser, also contacts brokerage firms to conduct securities transactions for the Funds. The Adviser pays CMC a fee for these services. A Fund's expenses are not increased by this arrangement, and no amounts are paid by a Fund to CMC under this agreement.


      The transfer agent and dividend crediting agent for the Funds is Columbia Trust Company ("Trust Company"). Its address is 1301 S.W. Fifth Avenue, P.O. Box 1350, Portland, Oregon 97207. It issues certificates for shares of the Funds, if requested, and records and disburses dividends for the Funds. During 2001, each Fund paid the Trust Company a per account fee of $1.66 per month for each shareholder account with the Fund existing at any time during the month. In addition, each Fund pays the Trust Company for extra administrative services performed at cost in accordance with a schedule set forth in the agreement between the Trust Company and the Fund and reimburses the Trust Company for certain out-of-pocket expenses incurred in carrying out its duties under that agreement. In addition to the transfer agent services described above, the Trust Company has hired PFPC Global Fund Services as a sub-transfer agent to provide services related to fund transactions processed through the National Securities Clearing Corporation on behalf of the Common Stock Fund, Growth Fund, Special Fund, Real Estate Fund, Small Cap Fund, Balanced Fund, High Yield Fund and Fixed Income Securities Fund. Each of the above Funds has agreed to pay to the Trust Company the costs incurred by Trust Company in connection with the services provided by PFPC.



      Fees paid to the Trust Company for services performed in 2001 under each transfer agent agreement were $892,031 for the Common Stock Fund, $1,535,835 for the Growth Fund, $532,797 for the International Stock Fund, $933,186 for the Special Fund, $535,541 for the Small Cap Fund, $245,986 for the Real Estate Fund, $71,999 for the Technology Fund, $110,672 for the Strategic Value Fund, $955,009 for the Balanced Fund, $109,880 for the Short Term Bond Fund, $386,119 for the Fixed Income Securities Fund, $154,359 for the Oregon Municipal Bond Fund, $137,152 for the High Yield Fund, $1,088,917 for the Columbia Daily Income Company and $42,067 for the Columbia National Municipal Bond Fund.


      The Adviser, the Trust Company and CMC are indirect wholly owned subsidiaries of FleetBoston Financial Corporation ("Fleet"). Fleet and its affiliates provide a wide range of banking, financial, and investment products and services to individuals and businesses. Their principal activities include customer and commercial banking, mortgage lending and servicing, trust administration, investment management, retirement plan services, brokerage and clearing services, securities underwriting, private and corporate financing and advisory activities, and insurance services.

--------------------------------------------------------------------------------
                             PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------


      Each Fund, other than the Strategic Value Fund, will not generally invest in securities for short-term capital appreciation but, when business and economic conditions, market prices, or the Fund's investment policy warrant, individual security positions may be sold without regard to the length of time they have been held. This may result in a higher portfolio turnover rate and increase a Fund's transaction costs, including brokerage commissions. To the extent short-term trades result in gains on securities held less than one year, shareholders will be subject to taxes at ordinary income rates. See "TAXES" in this Statement of Additional Information.


      The Funds may purchase their portfolio securities through a securities broker and pay the broker a commission, or they may purchase the securities directly from a dealer which acts as principal and sells securities directly for its own account without charging a commission. The purchase price of securities purchased from dealers serving as market makers will include the spread between the bid and asked prices. The Funds may also purchase securities from underwriters, the price of which will include a commission or discount paid by the issuer to the underwriter. There is generally no stated commission in the case of fixed income securities that are traded in the over-the-counter market, but the price paid by a Fund usually includes an undisclosed dealer commission or mark-up.

      Prompt execution of orders at the most favorable price will be the primary consideration of the Funds in transactions where fees or commissions are involved. Additional factors considered by the Adviser in selecting brokers to execute a transaction include the: (i) professional capability of the executing broker and the value and quality of the brokerage services provided; (ii) size and type of transaction; (iii) timing of transaction in the context of market prices and trends; (iv) nature and character of markets for the security to be purchased or sold; (v) the broker's execution efficiency and settlement capability; (vi) the broker's experience and financial stability and the execution services it renders to the Adviser on a continuing basis; and (vii) reasonableness of commission.

      Research, statistical, and other services offered by the broker also may be taken into consideration in selecting broker-dealers. These services may include: advice concerning the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or the purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategies, and performance of accounts. A commission in excess of the amount of a commission another broker or dealer would have charged for effecting a transaction may be paid by a Fund if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided, viewed in terms of either that particular transaction or management's overall responsibilities with respect to the Fund.

      The Adviser receives a significant amount of proprietary research from a number of brokerage firms, in most cases on an unsolicited basis. The Adviser does not make any commitments to allocate brokerage for proprietary research. The value of that research, however, is considered along with other factors in the selection of brokers. This research is considered supplemental to the Adviser's own internal research and does not, therefore, materially reduce the overall expenses incurred by the Adviser for its research. On a semi-annual basis, the Adviser's research analysts and portfolio managers participate in a detailed internal survey regarding the value of proprietary research and the skills or contributions made by the various brokerage analysts to the Adviser's investment process. Firms are then confidentially ranked based on that survey. Brokerage allocations are then made, as much as reasonably possible, based on those rankings.

      In limited circumstances, the Adviser may use a Fund's commissions to acquire third party research or products that are not available through its full-service brokers. In these arrangements, the Adviser pays an executing broker a commission equal to the average rate paid on all other trades and achieves what it believes is best execution on the trade. The executing broker then uses a portion of the commission to pay for a specific research service or product provided to the Adviser. Proposed research to be acquired in this manner must be approved by the Adviser's Chief Investment Officer, who is responsible for determining that the research provides appropriate assistance to the Adviser in connection with its investment management of the Funds and that the price paid with broker commissions is fair and reasonable.

      The receipt of proprietary and third party research services or products from brokers or dealers might be useful to the Adviser and its affiliates in rendering investment management services to the Funds or other clients. Conversely, research provided by brokers or dealers who have executed orders on behalf of other clients of the Adviser and its affiliates might be useful to the Adviser in carrying out its obligations to a Fund.

      Total brokerage commissions paid by each of the respective Funds for each of the last three years were:


FUND                                        2001            2000            1999
----                                        ----            ----            ----
Common Stock Fund                     $2,029,948      $1,702,381      $1,569,579
Growth Fund                           $3,889,565      $3,469,603      $4,155,391
International Stock Fund                $956,873      $1,085,143        $724,858
Special Fund                          $3,049,564      $2,539,187      $2,633,780
Small Cap Fund                        $1,012,547        $802,568        $421,852
Real Estate Fund                        $982,759        $638,603        $491,959
Balanced Fund                         $1,663,848      $1,087,755      $1,013,023
Technology Fund*                         $55,309          $2,313              --
Strategic Value Fund*                   $917,625         $25,633              --


* These Funds commenced operations November 9, 2000.


      No brokerage commissions were paid by the Columbia Daily Income Company, the Short Term Bond Fund, the Fixed Income Securities Fund, the Oregon Municipal Bond Fund, the Columbia National Municipal Bond Fund, or the High Yield Fund during the last three years. Of the commissions paid in 2001, the Common Stock Fund paid $330,464, the Growth Fund paid $482,759, the Special Fund paid $332,833, the Small Cap Fund paid $184,206, the Balanced Fund paid $271,910, the Real Estate Fund paid $46,790, the Strategic Value Fund paid $129,598 and the Technology Fund paid $10,597 to acquire third-party research or products.


      Provided each Fund's Board of Directors is satisfied that the Fund is receiving the most favorable price and execution available, the Adviser may consider the sale of the Fund's shares as a factor in the selection of brokerage firms to execute its portfolio transactions. The placement of portfolio transactions with brokerage firms who sell shares of a Fund is subject to rules adopted by the National Association of Securities Dealers. The Adviser may use research services provided by and allocate purchase and sale orders for portfolio securities to certain financial institutions, including, to the extent permitted by law or order of the SEC, financial institutions that are affiliated with the Adviser, if the Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. On October 1, 1999,

Robertson, Stephens became an affiliated broker dealer of the Adviser. During calendar years 2000 and 2001, the Fund periodically used Robertson Stephens to execute purchase and sale orders. The aggregate dollar amount of brokerage commissions paid to Robertson Stephens for the years 2000 and 2001 are as follows:

                                           2001              2000
                                           ----              ----
             Small Cap Fund:               $300              $20,364
             Balanced Fund:                $6,300            $1,200
             Special Fund:                 $7,312            $64,806
             Growth Fund:                  $28,880           $37,290
             Real Estate Equity Fund:      $15,612           $8,658
             Strategic Value Fund:         $2,400            --

      For both years, the aggregate dollar amount of purchase and sale transactions and total broker commissions were less than 1% of each Fund's total purchase and sale transactions and broker commissions. In addition to agency transactions, the Funds may purchase securities from an underwriting syndicate in which an affiliate is a member of the underwriting syndicate. Such trades will be executed in accordance with the rules and regulations of the 1940 Act, as well as procedures adopted by the Funds.


      Buy and sell orders of a Fund may be aggregated by the Adviser with those of other Funds or accounts or other investment pools managed by the Adviser or affiliates of the Adviser to achieve best execution, and, on the average, lower brokerage commission costs. Orders are aggregated only if the Adviser, in the exercise of its investment discretion, believes such aggregation is consistent with its duty to seek best execution and if each client involved in the order is treated fairly and on an equitable basis. Each client that participates in an aggregated order will participate at the average share price for all transactions in that order, with all transaction costs shared on a pro rata basis. Absent unusual circumstances, an aggregated order that is only partially completed by the Adviser will be allocated to each client on a pro rata basis based on the percentage of the combined order actually filled. Notwithstanding the above, the Adviser may execute buy and sell orders for clients and take action in performance of its duties with respect to any of its clients that may differ from actions taken with respect to another client with similar investment policies and objectives, so long as the Adviser shall, to the extent practical, allocate investment opportunities to clients over a period of time on a fair and equitable basis and in accordance with applicable law.

      Allocations among Columbia accounts to participate in initial public offerings ("IPOs") are made pursuant to IPO Allocation Priority Guidelines (the "Guidelines") established by the Columbia Investment Team. The Guidelines establish which accounts are eligible to participate in a particular IPO and what level of participation is permitted. Eligibility is based upon the market capitalization of the IPO and the capitalization focus of the account. After eligible accounts are identified, each manager receives, on behalf of his or her accounts, a pro rata share of such allocation. The allocation by the manager among his or her accounts is further divided among such accounts on a pro rata basis. A manager may decline to participate in an offering, or may elect to not have all accounts participate, even if his or her accounts are eligible to participate pursuant to the guidelines if he or she believes that the IPO is not appropriate for his or her accounts or an individual account. A manager who declines to participate, must document the basis of his or her decision not to participate. Over time, allocations to eligible accounts, for which an IPO opportunity is appropriate, will be made on a fair and equitable basis.


      The Adviser and the Funds maintain a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act (the "Ethics Code") that sets forth general and specific standards relating to the securities trading activities of all their employees. The Ethics Code does not prohibit employees from purchasing securities that may be purchased or held by the Funds, but is intended to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of the Funds or the Adviser's other clients or take unfair advantage of their relationship with the Adviser. The specific standards in the Ethics Code include, among others, a requirement that trades of all access persons be pre-cleared; a prohibition on investing in initial public offerings; required pre-approval of an investment in private placements; a prohibition on portfolio managers trading in a security seven days before or after a trade in the same security by an account over which the manager exercises investment discretion; and a prohibition on realizing any profit on the trading of a security held less than 60 days. Certain securities and transactions, such as mutual fund shares or U.S. Treasuries and purchases of options on securities indexes or securities under an automatic dividend reinvestment plan, are exempt from the restrictions in the Ethics Code because they present little or no potential for abuse. Certain transactions involving the stocks of large capitalization companies are exempt from the seven day black-out period and short-term trading prohibitions because such transactions are highly unlikely to affect the price of these stocks. In addition to the trading restrictions, the Ethics Code contains reporting obligations that are designed to ensure compliance and allow the Adviser's Ethics Committee to monitor that compliance.

      The Adviser and the Funds have also adopted a Policy and Procedures Designed to Detect and Prevent Insider Trading (the "Insider Trading Policy"). The Insider Trading Policy prohibits any employee from trading, either personally or on behalf of others (including a client account), on the basis of material nonpublic information. All employees are required to certify each year that they have read and complied with the provisions of the Ethics Code and the Insider Trading Policy.

--------------------------------------------------------------------------------
                       CAPITAL STOCK AND OTHER SECURITIES
--------------------------------------------------------------------------------

      Each Fund is an Oregon corporation and was organized in the year set forth below opposite its name.

            FUND                                                DATE
            ----                                                ----
            Common Stock Fund                                   1991
            Growth Fund                                         1967
            International Stock Fund                            1992
            Special Fund                                        1985
            Small Cap Fund                                      1996
            Real Estate Fund                                    1994
            Technology Fund                                     2000
            Strategic Value Fund                                2000
            Balanced Fund                                       1991
            Short Term Bond Fund                                1986
            Fixed Income Securities Fund                        1983
            National Municipal Bond Fund                        1999
            Oregon Municipal Bond Fund                          1984
            High Yield Fund                                     1993
            Columbia Daily Income Company                       1974

      All shares of each Fund have equal voting, redemption, dividend, and liquidation rights. All issued and outstanding shares of a Fund are fully paid and nonassessable. Shares have no preemptive or conversion rights. Fractional shares have the same rights proportionately as full shares. The shares of a Fund do not have cumulative voting rights, which means that the holders of more than 50 percent of the shares of the Fund, voting for the election of directors, can elect all the directors.

      Any reference to the phrase "vote of a majority of the outstanding voting securities of the Fund" means the vote at any meeting of shareholders of a Fund of (i) 67 percent or more of the shares present or represented by proxy at the meeting, if the holders of more than 50 percent of the outstanding shares are present or represented by proxy, or (ii) more than 50 percent of the outstanding shares, whichever is less.

--------------------------------------------------------------------------------
                   PURCHASE, REDEMPTION AND PRICING OF SHARES
--------------------------------------------------------------------------------

PURCHASES AND REDEMPTIONS

      A detailed discussion of how you may purchase, redeem and exchange shares in each of the Funds is discussed in the Prospectus. The following information and polices is supplemental to that found in the Prospectus.

            Investment Minimums. Although the Adviser has established minimum investment amounts, it may, at its sole discretion, waive the minimum purchase and account size requirements for certain group plans or accounts opened by agents or fiduciaries (such as a bank trust department, investment adviser, or securities broker), for individual retirement plans or in other circumstances.

            Telephone Redemptions. You may experience some difficulty in implementing a telephone redemption during periods of intense economic or financial market changes or activity.

            Telephone redemption privileges may be modified or terminated at any time without notice to shareholders.

            Redemptions by Draft. The processing of drafts against a Columbia Daily Income Company account is subject to the rules and regulations of the Columbia Daily Income Company's commercial bank. These arrangements do not establish a checking or other account between you and the bank for the purpose of Federal Deposits Insurance or otherwise. The agreements and procedures followed by the Columbia Daily Income Company relates solely to the bank's intermediary status for redemption of investments in the Columbia Daily Income Company.

            Automatic Withdrawals. If your account value in any Fund is $5,000 or more, you may elect to receive automatic cash withdrawals of $50 or more from that Fund in accordance with either of the following withdrawal options:


                  Income earned - you may elect to receive any dividends or capital gains distributions on your shares, provided such dividends and distributions exceed $25.


                  Fixed Amount - you may elect to receive a monthly or quarterly fixed amount of $50 or more.

            Automatic withdrawals will be made within seven days after the end of the month or quarter to which they related.

                  To the extent redemptions for automatic withdrawals exceed dividends declared on shares in your account, the number of shares in your account will be reduced. If the value of your account falls below the Fund minimum, your account is subject to be closed on 60 days written notice. The minimum withdrawal amount has been established for administrative convenience and should not be considered as recommended for all investors. For tax reporting, a capital gain or loss may be realized on each fixed-amount withdrawal.

                  An automatic withdrawal plan may be modified or terminated at any time upon prior notice by the Fund or the shareholder.

            Redemption of Recently Purchased Shares. If a Fund has not yet collected payment for the shares you are selling, it may delay sending the proceeds until it has collected payment, which may take up to 15 days from the purchase date. No interest is paid on the redemption proceeds after the redemption date and before the proceeds are sent to you. If you request the redemption (by draft or other means) of Columbia Daily Income Company shares recently purchased by check, the proceeds will not be transmitted until the earlier to occur of your check clearing or 15 days from the purchase date. These holding periods do not apply to the redemption of shares purchased by bank wire or with a cashiers or certified check.

                  There is no charge for redemption payments that are mailed.
            Amounts transferred by wire must be at least $1,000, and the bank wire cost for each redemption will be charged against your account. Your bank may also impose an incoming wire charge.

            Exchanges. You may use proceeds from the redemption of shares of any Fund to purchase share of other Funds offering shares for sale in your state of residence. Before making an exchange, you should read the portions of the Prospectus relating to the Fund or Funds into which the shares are to be exchanged. The shares of the Fund to be acquired will be purchased at the NAV next determined after acceptance of the purchase order by that Fund in accordance with its policy for accepting investments. The exchange of shares of one Fund for shares of another Fund is treated, for federal income tax purposes, as a sale on which you may realize a taxable gain or loss.

                  Telephone exchange privileges are available to you
            automatically, unless you decline this service by checking the appropriate box on the application. Telephone exchanges may be made from one Fund into another Fund only within the same account number. To prevent the abuse of the exchange privilege to the disadvantage of other shareholders, each Fund reserves the right to terminate the exchange privilege of any shareholder who makes more than four exchanges out of a Fund during the calendar year. The exchange privilege may be modified or terminated at any time, and any Fund may discontinue offering its shares generally or in any particular state without notice to shareholders.

            Involuntary Redemptions. Upon 60 days prior written notice, a Fund may redeem all of your shares without your consent if:

                  - Your account balance falls below $500. However, if you wish to maintain that account, you may during the 60-day notice period either: (i) add to your account to bring it up to the required minimum, or (ii) establish an Automatic Investment Plan with a minimum monthly investment of $50.

                  - You are a U.S. shareholder and fail to provide the Fund with a certified taxpayer identification number.

                  - You are a foreign shareholder and fail to provide the Fund with a current Form W-8, "Certificate of Foreign Status."

                  The Funds also reserve the right to close a shareholder
            account if the shareholder's actions are deemed to be detrimental to the Fund or its shareholders, including, without limitation, violating the exchange policy set forth in its Prospectus. If a Fund redeems shares, payment will be made promptly at the current net asset value. A redemption may result in a realized capital gain or loss.

            Processing Your Orders. Orders received by a Fund other than the Columbia Daily Income Company will be processed the day they are received. Since the Columbia Daily Income Company invests in obligations normally requiring payment in federal funds, purchase orders will not be processed unless received in federal funds or until converted by the Fund into federal funds. Checks or negotiable U.S. bank drafts require one day to convert into federal funds. Checks drawn on banks that are not members of the Federal Reserve System may take longer to convert into federal funds. Prior to conversion into federal funds, your money will not be invested or working for you. Information about federal funds is available from any U.S. bank that is a member of the Federal Reserve System.

                  Orders received before the close of regular trading on the
            NYSE (normally 4:00 p.m. New York time) will be entered at the Fund's share price computed that day. Orders received after the close of regular trading on the NYSE will be entered at the Fund's share price next determined. All investments will be credited to your account in full and fractional shares computed to the third decimal place. The Funds reserve the right to reject any order.

                  Shares purchased will be credited to your account on the
            record books of the applicable Fund. The Funds will not issue share certificates except on request. Certificates for fractional shares will not be issued.

            Redemptions. Each Fund reserves the right to redeem Fund shares in cash or by payment-in-kind. Each Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act pursuant to which a Fund is obligated to redeem, during any 90-day period, shares of a shareholder solely for cash up to the lesser of $250,000 or 1 percent of the net asset value of the Fund. A shareholder who is redeemed in kind may incur brokerage fees upon the sale of any securities distributed upon redemption.

PRICING OF SHARES

      The net asset value ("NAV") per share of each Fund is determined by the Adviser, under procedures approved by the directors, as of the close of regular trading (normally 4:00 p.m. New York time) on each day the NYSE is open for business and at other times determined by the directors. The NAV per share is computed by dividing the value of all assets of the Fund, less its liabilities, by the number of shares outstanding.

      A Fund may suspend the determination of the NAV of a Fund and the right of redemption for any period (1) when the NYSE is closed, other than customary weekend and holiday closings, (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which sale of securities owned by the Fund is not reasonably practicable or it is not reasonably practicable for the Fund to determine the value of the Fund's assets, or (4) as the SEC may by order permit for the protection of security holders, provided the Fund complies with rules and regulations of the SEC, which govern as to whether the conditions prescribed in (2) or (3) exist. The NYSE observes the following holidays: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas.


      For purposes of calculating the NAV of a Fund's shares, the following procedures are utilized whenever applicable. Each Fund's equity securities are valued at the last sale price on the securities exchange or national securities markets at which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued using the last bid price. Each Fund purchasing debt securities uses market value to value such securities as quoted by an independent pricing service, dealers who are market makers in the securities or by procedures and guidelines approved by the Funds' Board of Directors. Market values are generally based on the average of bid and ask prices, or by reference to other securities with comparable ratings, interest rates and maturities. Certain debt securities for which daily market quotations are not readily available, or for which the Adviser believes the quotations do not accurately value the security in question, may be fair valued by the Adviser, pursuant to guidelines established by the Funds' Board of Directors.


      Investments in the Columbia Daily Income Company and other temporary cash investments are carried at values deemed best to reflect their fair values as determined in good faith by the Adviser, under procedures adopted by the Funds' Board of Directors. These values are based on cost, adjusted for amortization of discount or premium and accrued interest, unless unusual circumstances indicate that another method of determining fair value should be used.

      The value of assets or liabilities initially expressed in a foreign currency will, on a daily basis, be converted into U.S. dollars. Foreign securities will be valued based upon the most recent closing price on their principal exchange, or based upon the most recent price obtained by the Fund, if the security is not priced on an exchange, even if the close of that exchange or price determination is earlier than the time of the Funds' NAV calculation. In the case of such foreign security, if an event that is likely to affect materially the value of a portfolio security occurs between the time the foreign price is determined and the time the Fund's NAV is calculated, it may be necessary to value the security in light of that event.

--------------------------------------------------------------------------------
                                   CUSTODIANS
--------------------------------------------------------------------------------


      U S Bank N.A. (a "Custodian"), 321 S.W. Sixth Avenue, Portland, Oregon 97208, acts as general custodian for each Fund, except the International Stock Fund. The Custodian provides custody services to the International Stock Fund with respect to domestic securities held by the Fund. J.P. Morgan Chase & Co. ("J.P. Morgan" or a "Custodian"), 4 Chase MetroTech Center, 18th Floor, Brooklyn, New York 11245, acts as the general custodian for the International Stock Fund and provides custody services to those Funds that invest in foreign securities. The Custodians hold all securities and cash of the Funds, receive and pay for securities purchased, deliver against payment securities sold, receive and collect income from investments, make all payments covering expenses of the Funds, and perform other administrative duties, all as directed by authorized officers of the Adviser. The Custodians do not exercise any supervisory function in the purchase and sale of portfolio securities or payment of dividends.

      Portfolio securities purchased in the United States are maintained in the custody of the Fund's custodian. Portfolio securities purchased outside the United States by the Funds are maintained in the custody of foreign banks, trust companies, or depositories that have sub-custodian arrangements with J.P. Morgan (the "foreign sub-custodians"). Each of the domestic and foreign custodial institutions that may hold portfolio securities of the Funds has been approved by the Board of Directors of the Funds or, in the case of foreign securities, at the discretion of the Board of Directors, by J.P. Morgan, as a delegate of the Board of Directors, all in accordance with regulations under the 1940 Act.


      The Adviser determines whether it is in the best interest of the Funds and their shareholders to maintain a Fund's assets in each of the countries in which the Fund invests ("Prevailing Market Risk"). The review of Prevailing Market Risk includes an assessment of the risk of holding a Fund's assets in a country, including risks of expropriation or imposition of exchange controls. In evaluating the foreign sub-custodians, the Board of Directors, or its delegate, will review the operational capability and reliability of the foreign sub-custodian. With respect to foreign investments and the selection of foreign sub-custodians, however, there is no assurance that the Funds, and the value of their shares, will not be adversely affected by acts of foreign governments, financial or operational difficulties of the foreign sub-custodians, difficulties and cost of obtaining jurisdiction over, or enforcing judgements against, the foreign sub-custodians, or the application of foreign law to a Fund's foreign sub-custodial arrangement. Accordingly, an investor should recognize that the risks involved in holding assets abroad are greater than those associated with investing in the United States.

--------------------------------------------------------------------------------
                  ACCOUNTING SERVICES AND FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


      The financial statements of each Fund for the year ended December 31, 2001, the selected per share data and ratios under the caption "Financial Highlights," and the report of PricewaterhouseCoopers LLP, independent accountants, are included in the 2001 Annual Report to Shareholders of the Funds. PricewaterhouseCoopers LLP, 1300 S.W. Fifth Avenue, Suite 3100, Portland, Oregon 97201, in addition to examining the financial statements of the Funds, assists in the preparation of the tax returns of the Funds and in certain other matters.

--------------------------------------------------------------------------------
                                      TAXES
--------------------------------------------------------------------------------

FEDERAL INCOME TAXES

      Each Fund intends and expects to meet continuously the tests for qualification as a regulated investment company under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Each Fund believes it satisfies the tests to qualify as a regulated investment company.

      To qualify as a regulated investment company for any taxable year, each Fund must, among other things:

      (a) derive at least 90 percent of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies (the "90 Percent Test"); and

      (b) diversify its holdings so that, at the end of each quarter, (i) 50 percent or more of the value of the assets of the Fund is represented by cash, government securities, and other securities limited, in respect of any one issuer of such other securities, to an amount not greater than 5 percent of the value of the assets of the Fund and 10 percent of the outstanding voting securities of such issuer, and (ii) not more than 25 percent of the value of the assets of the Fund is invested in the securities (other than government securities) of any one issuer or of two or more issuers that the Fund "controls" within the meaning of Section 851 of the Code and that meet certain requirements (the "Diversification Test"). In addition, a Fund must file, or have filed, a proper election with the Internal Revenue Service.

      Part I of Subchapter M of the Code will apply to a Fund during a taxable year only if it meets certain additional requirements. Among other things, the Fund must: (a) have a deduction for dividends paid (without regard to capital gain dividends) at least equal to the sum of 90 percent of its investment company taxable income (computed without any deduction for dividends paid) and 90 percent of its tax-exempt interest in excess of certain disallowed deductions (unless the Internal Revenue Service waives this requirement), and (b) either
(i) have been subject to Part I of Subchapter M for all taxable years ending after November 8, 1983 or (ii) as of the close of the taxable year have no earnings and profits accumulated in any taxable year to which Part I of Subchapter M did not apply.

      A regulated investment company that meets the requirements described above is taxed only on its "investment company taxable income," which generally equals the undistributed portion of its ordinary net income and any excess of net short-term capital gain over net long-term capital loss. In addition, any excess of net long-term capital gain over net short-term capital loss that is not distributed is taxed to a Fund at corporate capital gain tax rates. The policy of each Fund is to apply capital loss carry-forwards as a deduction against future capital gains before making a capital gain distribution to shareholders. Under rules that are beyond the scope of this discussion, certain capital losses and certain net foreign currency losses resulting from transactions occurring in November and December of a taxable year may be taken into account either in that taxable year or in the following taxable year.

      If any net long-term capital gains in excess of net short-term capital losses are retained by a Fund, requiring federal income taxes to be paid thereon by the Fund, the Fund may elect to treat such capital gains as having been distributed to shareholders. In the case of such an election, shareholders will be taxed on such amounts as long-term capital gains, will be able to claim their proportional share of the federal income taxes paid by the Fund on such gains as credits against their own federal income tax liabilities, and generally will be entitled to increase the adjusted tax basis of their shares in the Fund by the differences between their pro rata shares of such gains and their tax credits.

      SPECIAL ASPECTS OF 90 PERCENT TEST WITH RESPECT TO FOREIGN CURRENCY. For purposes of the 90 Percent Test, foreign currency gains that are not directly related to a Fund's principal business of investing in stocks or securities (or options and futures with respect to stock or securities) may be excluded from qualifying income by regulation. No such regulations, however, have been issued.

      Unless an exception applies, a Fund may be required to recognize some income with respect to foreign currency contracts under the mark-to-market rules of Section 1256 even though that income is not realized. Special rules under Sections 1256 and 988 of the Code determine the character of any income, gain, or loss on foreign currency contracts.

      Two possible exceptions to marking-to-market relate to hedging transactions and mixed straddles. A hedging transaction is defined for purposes of Section 1256 as a transaction (1) that a Fund properly identifies as a hedging transaction, and (2) that is entered into in the normal course of business primarily to manage the risk of price changes or currency fluctuations with respect to the Fund's investments. A mixed straddle is a straddle where (1) at least one (but not all) of the straddle positions are Section 1256 contracts and (2) the Fund properly identifies each position forming part of the straddle. A straddle for these purposes generally is offsetting positions with respect to personal property. A Fund holds offsetting positions generally if there is a substantial diminution of the Fund's risk of loss from holding a position by reason of its holding one or more other positions.

      OREGON MUNICIPAL BOND FUND AND NATIONAL MUNICIPAL BOND FUND. In certain cases, Subchapter M permits the character of tax-exempt interest received and distributed by a regulated investment company to flow through for federal tax purposes as tax-exempt interest to its shareholders, provided that 50 percent or more of the value of its assets at the end of each quarter is invested in municipal bonds. For purposes of this Statement of Additional Information, the term "municipal bonds" refers to obligations that pay interest that is tax-exempt under Section 103 of the Code. For purposes of this Statement of Additional Information, the term "tax-exempt interest" refers to interest that is not includable in gross income for federal income tax purposes. As discussed below, however, tax-exempt interest may result in an increase in the taxes of the recipient because of the alternative minimum tax, the environmental tax, the branch profits tax, or under other provisions of the Code that are beyond the scope of this Statement of Additional Information. The Oregon Municipal Bond Fund and the National Municipal Bond Fund intend to have at least 50 percent of the value of their total assets at the close of each quarter of their taxable year consist of obligations the interest on which is not includable in gross income for federal income tax purposes under Section 103 of the Code. As a result, the Oregon Municipal Bond Fund's and the National Municipal Bond Fund's dividends payable from net tax-exempt interest earned from municipal bonds should qualify as exempt-interest dividends.

      Distributions properly designated by the Oregon Municipal Bond Fund and the National Municipal Bond Fund as representing net tax-exempt interest received on municipal bonds (including municipal bonds of Guam, Puerto Rico, and certain other issuers) will not be includable by shareholders in gross income for federal income tax purposes (except for shareholders who are, or are related to, "substantial users," as discussed below). Distributions representing net taxable interest received by the Oregon Municipal Bond Fund and the National Municipal Bond Fund from sources other than municipal bonds, representing the excess of net short-term capital gain over net long-term capital loss, or representing taxable accrued market discount on the sale or redemption of municipal bonds, will be taxable to shareholders as ordinary income.

      Any loss realized upon the redemption of shares of the Oregon Municipal Bond Fund and the National Municipal Bond Fund six months or less from the date of purchase of the shares and following receipt of an exempt-interest dividend will be disallowed to the extent of such exempt-interest dividend. Section 852(b)(4) of the Code contains special rules on the computation of a shareholder's holding period for this purpose.

      Interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the Oregon Municipal Bond Fund and the National Municipal Bond Fund will not be deductible for federal income tax purposes. Under rules issued by the Internal Revenue Service, the purchase of such shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares. Special rules that are beyond the scope of this Statement of Additional Information limit the deduction of interest paid by financial institutions. Investors with questions regarding these issues should consult their tax advisors.

      Dividends attributable to interest on certain private activity bonds issued after August 7, 1986 will be items of tax preference and must be included in alternative minimum taxable income for the purpose of determining liability, if any, for the 26-28 percent alternative minimum tax for individuals and the 20 percent alternative minimum tax for corporations. Furthermore, the alternative minimum taxable income for corporations includes an adjustment equal to 75 percent of the excess of "adjusted current earnings" over the corporation's other federal alternative minimum taxable income (computed without regard to "adjusted current earnings" and without regard to any "alternative tax net operating loss"). See Section 56(g) of the Code. For the purpose of alternative minimum tax for corporations, all exempt-interest dividends, less any interest expense incurred to purchase or carry shares paying exempt interest dividends, must be taken into account as "adjusted current earnings." In addition, exempt-interest dividends paid to corporate investors may be subject to tax under the environmental tax, which applies at the rate of 0.12 percent on the excess of the "modified alternative minimum taxable income" of the corporation over $2 million. See Section 59A of the Code.

      In some cases, exempt-interest dividends paid by the Oregon Municipal Bond Fund and the National Municipal Bond Fund may indirectly affect the amount of Social Security benefits or railroad retirement benefits that are taxable income to an investor. See Section 86 of the Code.

      Certain foreign corporations may be subject to the "branch profits tax" under Section 884 of the Code. The receipt of dividends from the Oregon Municipal Bond Fund and the National Municipal Bond Fund may increase the liability of the foreign corporation under the branch profits tax, even if such dividends are generally tax-exempt.

      "Substantial users" (or persons related thereto) of facilities financed by certain governmental obligations are not allowed to exclude from gross income interest on such obligations. No investigation as to the substantial users of the facilities financed by bonds in the Oregon Municipal Bond Fund's and the National Municipal Bond Fund's portfolios will be made by the Oregon Municipal Bond Fund and the National Municipal Bond Fund. Potential investors who may be, or may be related to, substantial users of such facilities should consult their tax advisors before purchasing shares of the Oregon Municipal Bond Fund or the National Municipal Bond Fund.

      At the respective times of issuance of the municipal bonds, opinions relating to the validity thereof and to the exemption of interest thereon from federal income tax generally were or will be rendered by bond counsel engaged by the respective issuing authorities. The Oregon Municipal Bond Fund and the National Municipal Bond Fund will not make any review of the issuance of the municipal bonds or of the basis for such opinions. An opinion concerning tax-exempt interest generally assumes continuing compliance with applicable standards and restrictions. Certain circumstances or actions by an issuer after the date of issuance can cause interest on municipal bonds to become includable in gross income. In some cases, the interest on such bonds could become taxable from the date of issuance. The Oregon Municipal Bond Fund and the National Municipal Bond Fund will not monitor any issuers or any municipal bonds to attempt to ensure that the interest remains tax-exempt.

      If either the Oregon Municipal Bond Fund or the National Municipal Bond Fund declares dividends attributable to taxable interest it has received, it intends to designate as taxable the same percentage of the day's dividend that the actual taxable income earned on that day bears to total income earned on that day. Thus, the percentage of the dividend designated as taxable, if any, may vary from day to day.

      Shares of the Oregon Municipal Bond Fund and the National Municipal Bond Fund generally would not be a suitable investment for a tax-exempt institution, a tax-exempt retirement plan, or an individual retirement account. To the extent that such an entity or account is tax-exempt, no additional benefit would result from receiving tax-exempt dividends.

      From time to time, proposals have been introduced before Congress to restrict or eliminate the federal income tax exemption for interest on municipal bonds. Similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal bonds for investment by the Oregon Municipal Bond Fund and the National Municipal Bond Fund and the value of portfolio securities held by the these Funds would be affected.

      OTHER FUNDS. Shareholders of Funds other than the Oregon Municipal Bond Fund and the National Municipal Bond Fund are taxed on distributions of net investment income, or of any excess of net short-term capital gain over net long-term capital loss, as ordinary income. Income distributions to corporate shareholders from the Common Stock Fund, the Growth Fund, the Strategic Value Fund, the International Stock Fund, the Special Fund, and the Balanced Fund may qualify, in whole or part, for the federal income tax dividends-received deduction, depending on the amount of qualifying dividends received by the Fund. Qualifying dividends may include those paid to a Fund by domestic corporations but do not include those paid by foreign corporations. The dividends-received deduction equals 70 percent of qualifying dividends received from a Fund by a shareholder. However, distributions from the Columbia Daily Income Company, the Fixed Income Securities Fund, the Short Term Bond Fund and the High Yield Fund are unlikely to so qualify because the income of these Funds consists largely or entirely of interest rather than dividends. In addition, to the extent the Real Estate Fund's income is derived from interest and distributions from real estate investment trusts ("REITs"), distributions from that Fund will not qualify for the dividends-received deduction. Distributions of any excess of net long-term capital gain over net short-term capital loss from a Fund are ineligible for the dividends-received deduction.

      GENERAL CONSIDERATIONS. Distributions properly designated by any Fund as representing the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders at the applicable long-term capital gains rate, regardless of the length of time the shares of the Fund have been held by shareholders. For noncorporate taxpayers, the highest rate that applies to long-term capital gains is lower than the highest rate that applies to ordinary income. Any loss that is realized and allowed on redemption of shares of the Fund six months or less from the date of purchase of the shares and following the receipt of a capital gain dividend will be treated as a long-term capital loss to the extent of the capital gain dividend. For this purpose,
Section 852(b)(4) of the Code contains special rules on the computation of a shareholder's holding period.

      A portion of the income distributions from the Real Estate Fund will include a tax return of capital because of the nature of the distributions received by the Fund from its holdings in REITs. A tax return of capital is a nontaxable distribution that reduces the tax cost basis of your shares in the Real Estate Fund. The effect of a return of capital is to defer your tax liability on that portion of your income distributions until you sell your shares of the Real Estate Fund.

      Distributions of taxable net investment income and net realized capital gains will be taxable as described above, whether paid in shares or in cash. Each distribution is accompanied by a brief explanation of the form and character of the distribution. Within 60 days after the close of each calendar year, each Fund issues to each shareholder a statement of the federal income tax status of all distributions, including a statement of the prior calendar year's distributions which the Fund has designated to be treated as long-term capital gain and, in the case of the Oregon Municipal Bond Fund and the National Municipal Bond Fund, as tax-exempt interest, or in the case of the Real Estate Fund, as a tax return of capital.

      A distribution may be taxable to a shareholder even if the distribution reduces the net asset value of the shares held below their cost (and is in an economic sense a return of the shareholder's capital). This tax result is most likely when shares are purchased shortly before an annual distribution of capital gains or other earnings. This tax result is extremely unlikely in the case of the Columbia Daily Income Company, which distributes its earnings daily and has few or no capital gains.


      Each Fund is generally required to obtain from its shareholders a certification of the shareholder's taxpayer identification number and certain other information. Each Fund generally will not accept an investment to establish a new account that does not comply with this requirement. With respect to payments made in 2002 and 2003, if a shareholder fails to certify such number and other information, or upon receipt of certain notices from the Internal Revenue Service, the Fund may be required to withhold 30 percent of any reportable interest or dividends, or redemption proceeds, payable to the shareholder, and to remit such sum to the Internal Revenue Service, for credit toward the shareholder's federal income taxes. A shareholder's failure to provide a social security number or other tax identification number may subject the shareholder to a penalty of $50 imposed by the Internal Revenue Service. In addition, that failure may subject the Fund to a separate penalty of $50. This penalty will be charged against the shareholder's account, which will be closed. Closure of the account may result in a capital gain or loss.


      If a Fund declares a dividend in October, November, or December payable to shareholders of record on a certain date in such a month and pays the dividend during January of the following year, the shareholders will be taxed as if they had received the dividend on December 31 of the year in which the dividend was declared. Thus, a shareholder may be taxed on the dividend in a taxable year prior to the year of actual receipt.

      A special tax may apply to a Fund if it fails to make enough distributions during the calendar year. The required distributions for each calendar year generally equal the sum of (a) 98 percent of the ordinary income for the calendar year plus (b) 98 percent of the capital gain net income for the one-year period that ends on October 31 during the calendar year (or for the calendar year itself if the Fund so elects), plus (c) an adjustment relating to any shortfall for the prior taxable year. If the actual distributions are less than the required distributions, a tax of 4 percent applies to the shortfall. A Fund may utilize earnings and profits distributed to shareholders on redemptions made during the year in determining the actual distributions made to the shareholders for that year.

      The Code allows the deduction by certain individuals, trusts, and estates of "miscellaneous itemized deductions" only to the extent that such deductions exceed 2 percent of adjusted gross income. The limit on miscellaneous itemized deductions will not apply, however, with respect to the expenses incurred by any "publicly offered regulated investment company." Each Fund believes that it is a publicly offered regulated investment company because its shares are continuously offered pursuant to a public offering (within the meaning of Section 4 of the Securities Act of 1933, as amended). Therefore, the limit on miscellaneous itemized deductions should not apply to expenses incurred by any of the Funds.

      The Funds may purchase zero coupon bonds and payment-in-kind ("PIK") bonds. With respect to zero coupon bonds, a Fund recognizes original-issue-discount income ratably over the life of the bond even though the Fund receives no payments on the bond until the bond matures. With respect to PIK bonds, a Fund recognizes interest income equal to the fair market value of the bonds distributed as interest. Because a Fund must distribute 90 percent of its income to remain qualified as a registered investment company, a Fund may be forced to liquidate a portion of its portfolio to generate cash to distribute to its shareholders with respect to original-issue-discount income from zero coupon bonds and interest income from PIK bonds.

FOREIGN INCOME TAXES

      The International Stock Fund invests in the securities of foreign corporations and issuers. To a lesser extent, the Common Stock Fund, the Growth Fund, the Special Fund, the Small Cap Fund, the Real Estate Fund, the Technology Fund, the Strategic Value Fund, the Balanced Fund, and the High Yield Fund may also invest in such foreign securities. Foreign countries may impose income taxes, generally collected by withholding, on foreign-source dividends and interest paid to a Fund. These foreign taxes will reduce a Fund's distributed income and a Fund's return. The Funds generally expect to incur, however, no foreign income taxes on gains from the sale of foreign securities.

      The United States has entered into income tax treaties with many foreign countries to reduce or eliminate the foreign taxes on certain dividends and interest received from corporations in those countries. The Funds intend to take advantage of such treaties where possible. It is impossible to predict with certainty in advance the effective rate of foreign taxes that will be paid by a Fund since the amount invested in particular countries will fluctuate and the amounts of dividends and interest relative to total income will fluctuate.

      U.S. FOREIGN TAX CREDITS OR DEDUCTIONS FOR SHAREHOLDERS OF THE INTERNATIONAL STOCK FUND. Section 853 of the Code allows a regulated investment company to make a special election relating to foreign income taxes if more than 50 percent of the value of the company's total assets at the close of its taxable year consists of stock or securities in foreign corporations and the company satisfies certain holding period requirements. The International Stock Fund generally expects, if necessary, to qualify for and to make the election permitted under Section 853 of the Code. Although the International Stock Fund intends to meet the requirements of the Code to "pass through" such foreign taxes, there can be no assurance that the Fund will be able to do so. The International Stock Fund will elect under Section 853 of the Code only if it believes that it is in the best interests of its shareholders to do so. None of the other Columbia Funds that may invest in foreign securities will qualify under Section 853 of the Code.

      If the International Stock Fund elects pursuant to Section 853, shareholders of that Fund will be required to include in income (in addition to other taxable distributions) and will be allowed a credit or deduction for, their pro rata portions of the qualifying income taxes paid by the Fund to foreign countries. A shareholder's use of the credits resulting from the election will be subject to limits of Section 904 of the Code. In general, those limits will prevent a shareholder from using foreign tax credits to reduce U.S. taxes on U.S. source income. Each shareholder should discuss the use of foreign tax credits and the Section 904 limits with the shareholder's tax adviser.

      No deduction for foreign taxes may be claimed under the Code by individual shareholders who do not elect to itemize deductions on their federal income tax returns, although such a shareholder may claim a credit for foreign taxes and in any event will be treated as having taxable income in the amount of the shareholder's pro rata share of foreign taxes paid by the Fund.

      Each year, the International Stock Fund will provide a statement to each shareholder showing the amount of foreign taxes for which a credit or a deduction may be available.

      INVESTMENT IN PASSIVE FOREIGN INVESTMENT COMPANIES. If a Fund invests in an entity that is classified as a "passive foreign investment company" ("PFIC") for federal income tax purposes, the application of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes and interest charges on the Fund. It is anticipated that any taxes on a Fund with respect to investments in PFICs would be insignificant.

INVESTMENTS IN REAL ESTATE INVESTMENT TRUSTS THAT INVEST IN REMICS.

      The Real Estate Fund, and to a lesser extent certain other Funds (see INVESTMENTS HELD AND INVESTMENT PRACTICES BY THE FUND), may invest in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"). Under Treasury regulations that have not yet been issued, but may apply retroactively, a portion of the Real Estate Fund's income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as the Real Estate Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Real Estate Fund does not intend to invest in REITs, a substantial portion of the assets of which consists of residual interests in REMICs.

STATE INCOME TAXES

      NATIONAL MUNICIPAL BOND FUND. Distributions from this Fund may be exempt from the income tax of a state, if the distributions are derived from tax-exempt interest paid on the municipal securities of that state or its political subdivisions. Those distributions may not be exempt from another state's income tax, however. In addition, distributions derived from capital gains generally will be subject to state income tax. Shareholders of the National Municipal Bond Fund should consult their tax advisors regarding whether any portion of distributions received from that Fund is exempt from state income tax, because exemption may depend upon whether the shareholder is an individual, subject to tax in any given state, the residence of the individual, and the particular state tax treatment of mutual funds.

      OREGON MUNICIPAL BOND FUND. Individuals, trusts, and estates will not be subject to the Oregon personal income tax on distributions from the Oregon Municipal Bond Fund that are derived from tax-exempt interest paid on the municipal bonds of Oregon and its political subdivisions and certain other issuers (including Puerto Rico and Guam). However, individuals, trusts, and estates that are subject to Oregon personal income tax also generally are subject to the Oregon personal income tax on distributions from the Oregon Municipal Bond Fund that are derived from other types of income, including interest on the municipal bonds of states, other than Oregon. Furthermore, it is expected that corporations subject to the Oregon corporation excise or income tax will be subject to that tax on income from the Oregon Municipal Bond Fund, including income that is exempt for federal purposes. Shares of the Oregon Municipal Bond Fund will not be subject to Oregon property tax. Additional discussion regarding local taxes, and the tax rules of states other than Oregon, are beyond the scope of this discussion.

      Oregon generally taxes corporations on interest income from municipal bonds. The Oregon Municipal Bond Fund is a corporation. However, ORS 317.309(2) provides that a regulated investment company may deduct from such interest income the exempt-interest dividends that are paid to shareholders. The Oregon Municipal Bond Fund expects to distribute its interest income so that it will not be liable for Oregon corporation excise or income taxes.

      The Oregon Municipal Bond Fund and the National Municipal Bond Fund will report annually to its shareholders the percentage and source, on a state-by-state basis, of interest income on municipal bonds received by the Fund during the preceding year.


      SHORT TERM BOND FUND AND FIXED INCOME FUND. Individuals, trusts, and estates will not be subject to Oregon personal income tax on dividends properly designated by the Short Term Bond Fund as derived from interest on U.S. Government obligations. See ORS 316.683. If a shareholder pays deductible interest on debt incurred to carry shares of the Short Term Bond Fund, the amount of the tax-exempt dividends for state tax purposes will be reduced. If a shareholder sells shares of the Short Term Bond Fund at a loss after holding them for six months or less, the loss will be disallowed for state purposes to the extent of any state tax-exempt dividend received by the shareholder. Local taxes, and the tax rules of states other than Oregon, are beyond the scope of this discussion.


GENERAL INFORMATION

      Capital gains distributed to shareholders of both the Oregon Municipal Bond Fund and the National Municipal Bond Fund will generally be subject to state and local taxes. Further discussion regarding the state and local tax consequences of investments in the Funds are beyond the scope of the tax discussions in the Prospectus and this Statement of Additional Information.

ADDITIONAL INFORMATION

      The foregoing summary and the summary included in the Prospectus under "Distributions and Taxes" of tax consequences of investment in the Funds are necessarily general and abbreviated. No attempt has been made to present a complete or detailed explanation of tax matters. Furthermore, the provisions of the statutes and regulations on which they are based are subject to change, prospectively or retroactively, by legislative or administrative action. Local taxes are beyond the scope of this discussion. Prospective investors in the Funds are urged to consult their own tax advisors regarding specific questions as to federal, state, or local taxes.

      This discussion applies only to general U.S. shareholders. Foreign investors and U.S. shareholders with particular tax issues or statuses should consult their own tax advisors regarding the special rules that may apply to them.

--------------------------------------------------------------------------------
                             YIELD AND PERFORMANCE
--------------------------------------------------------------------------------


      The Funds will from time to time advertise or quote their respective yields and total return performance. These figures represent historical data and are calculated according to SEC rules standardizing such computations. The investment return and principal value (except, under normal circumstances, for the Columbia Daily Income Company) will fluctuate so that shares when redeemed may be worth more or less than their original cost.


THE COLUMBIA DAILY INCOME COMPANY

      Current yield is calculated by dividing the net change in the value of an account of one share during an identified seven-calendar-day period by the value of the one share account at the beginning of the same period ($1.00) and multiplying that base period return by 365/7, i.e.:

net change in value of account of one share x 365 = Current
-------------------------------------------   ---    Yield
  value of account at beginning of period      7

The current yield for Columbia Daily Income Company for the seven days ended December 31, 2001 was 1.50%.


      Compounded effective yield is calculated by daily compounding of the base period return referred to above. This calculation is made by adding 1 to the base period return, raising the sum to a number equal to 365 divided by 7, and subtracting 1 from the result, i.e.:

[(base period return + 1)365/7] -1 = Compounded Effective Yield


The compounded effective yield for the Columbia Daily Income Company for the seven days ended December 31, 2001 was 1.51%.


      The determination of net change in the value of an account for purposes of the Columbia Daily Income Company yield calculations reflects the value of additional shares purchased with income dividends from the original share and income dividends declared on both the original share and the additional shares. The determination of net change does not reflect realized gains or losses from the sale of securities or unrealized appreciation or depreciation. The Columbia Daily Income Company includes unrealized appreciation or depreciation, as well as realized gains or losses, in the determination of actual daily dividends. Therefore, the quoted yields as calculated above may differ from the actual dividends paid.

THE REAL ESTATE FUND AND THE FIXED INCOME SECURITIES FUNDS

      Current yields of the Real Estate Fund, the Short Term Bond Fund, the Fixed Income Securities Fund, the Oregon Municipal Bond Fund, the High Yield Fund, and the National Municipal Bond Fund are calculated by dividing the net investment income per share earned during an identified 30-day period by the maximum offering price per share on the last day of the same period, according to the following formula:

         Yield = 2 [(a-b + 1)6 -1]
                     ---
                     cd

Where:  a =  dividends and interest earned during the period.

        b =  expenses accrued for the period (net of reimbursement).

        c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

        d =  the maximum offering price per share on the last day of the period.


      The Funds use generally accepted accounting principles in determining actual income paid, and these principles differ in some instances from SEC rules for computing income for the above yield calculations. Therefore, the quoted yields as calculated above may differ from the actual dividends paid. For the 30 day period ended December 31, 2001 the current yields for the Real Estate Fund, the Short Term Bond Fund, the Fixed Income Securities Fund, the Oregon Municipal Bond Fund, the High Yield Fund and the National Municipal Bond Fund were 4.79%, 4.50%, 5.19%, 4.45%, 7.59%, and 4.22%, respectively.


      The Oregon Municipal Bond Fund may publish a tax equivalent yield for Oregon shareholders that represents the yield that an investor must receive on a fully taxable investment to achieve the same after-tax results at the highest then existing marginal combined Oregon and federal income tax rates, calculated according to the following formula:

Tax Equivalent Yield =    a  +  c  + e
                         ---   ---
                         1-b   1-d


Where:  a =  that portion of the current yield of the Fund that is exempt from federal and Oregon income tax.

        b = highest then-existing marginal combined Federal and Oregon income tax rate.

        c = that portion of the current yield of the Fund that is only exempt from federal gross income tax.

        d =  highest then-existing federal income tax rate.

        e = that portion of the current yield of the Fund that is not tax exempt.

      The National Municipal Bond Fund may also publish a tax equivalent yield for nonresidents of Oregon that represents the yield that an investor must receive on a fully taxable investment to achieve the same after-tax results of the highest then-existing marginal federal income tax rate, calculated according to the following formula:

Tax Equivalent Yield =   a   + c
                        ---
                        1-b

Where:  a =  that portion of the current yield of the Fund that is exempt from federal income tax.

        b =  highest then-existing marginal federal income tax rate.

        c = that portion of the current yield of the Fund that is not tax exempt.

      The Short Term Bond Fund may publish a tax equivalent yield for Oregon shareholders that represents the yield that an investor must receive on a fully taxable investment to achieve the same after-tax results at the highest then existing marginal Oregon income tax rate, calculated according to the following formula:

Tax Equivalent Yield =   a   + c
                        ---
                        1-b

Where:  a =  that portion of the current yield of the Fund that is exempt from
             Oregon income tax.

        b =  highest then existing marginal Oregon income tax rate.

        c = that portion of the current yield of the Fund that is not exempt from Oregon income tax.

      The Funds may also publish average annual total return quotations for recent 1, 5, and 10-year periods (or a fractional portion thereof) computed by finding the average annual compounded rates of return over the 1, 5, and 10-year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

             P(1+T)n  = ERV

Where:  P =  a hypothetical initial payment of $1000

        T =  average annual total return
        n =  number of years

      ERV = ending redeemable value of a hypothetical $1000 payment made at the beginning of the 1, 5, and 10-year periods (or fractional portion thereof)




      The Funds may publish average annual return (after taxes on distributions) quotations for recent 1, 5, and 10-year periods (or a fractional portion thereof) computed by finding the average annual compounded rates of return over the 1, 5, and 10-year periods (or for the periods of the Fund's operations) that would equate the initial amount invested to the ending redeemable value, according to the following formula:

               P(1+T)n  =  ATVD

           Where:  P     =   a hypothetical initial payment of $1000

                   T     =   average annual total return (after taxes on
                             distributions)

                   n     =   number of years

                   ATVD  =   ending redeemable value of a hypothetical $1000
                             payment made at the beginning of the 1, 5, or 10-year periods at the end of the 1, 5, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption


      The Funds may publish average annual return quotations (after taxes on distributions and redemption) for recent 1, 5, and 10-year periods (or a fractional portion thereof) computed by finding the average annual compounded rates of return over the 1, 5, and 10-year periods (or for the periods of the Fund's operations) that would equate the initial amount invested to the ending redeemable value, according to the following formula:

               P(1+T)n  =  ATVDR

           Where:  P     =  a hypothetical initial payment of $1000

                   T     =  average annual total return (after taxes on
                            distributions and redemption)

                   n     =  number of years

                   ATVDR = ending redeemable value of a hypothetical $1000 payment made at the beginning of the 1, 5, or 10-year periods at the end of the 1, 5, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption.



      Average annual total return before taxes, average annual total return after taxes on distributions, and average annual total return after taxes on distributions and redemption ("total return figures") may also be published for recent 1, 5, and 10-year periods where the total return figures represent the percentage return for the 1, 5, and 10-year periods that would equate the initial amount invested to the ending redeemable value and the value after taxes on distributions. If a Fund's registration statement under the 1940 Act has been in effect less than 1, 5, or 10 years, the time period during which the registration statement has been in effect will be substituted for the periods stated. Total return figures for the Funds for the applicable periods are set forth in the Funds' Prospectus in the Section entitled "INFORMATION ABOUT THE COLUMBIA FUNDS."



      The Funds may compare their performance to other mutual funds with similar investment objectives and to the mutual fund industry as a whole, as quoted by ranking services and publications of general interest. For example, these services or publications may include Lipper Analytical Services, Inc., Barron's, Business Week, Forbes, Investor's Business Daily, Money, Morningstar Mutual Funds, The Wall Street Journal, and USA

Today. These ranking services and publications rank the performance of the Funds against all other funds over specified periods and against funds in specified categories.

      The Funds may also compare their performance to that of a recognized stock or bond index including the Standard & Poor's 500, Dow Jones, the Russell indices, the NASDAQ stock indices, the NAREIT Equity Index, the Lehman indices, the Merrill Lynch indices and the Merrill Lynch 1-5 Year Government/Corporate Index or, with respect to the International Stock Fund, a suitable international index, such as the Morgan Stanley Capital International Europe, Australasia, Far East Index. The comparative material found in advertisements, sales literature, or in reports to shareholders may contain past or present performance ratings. This is not to be considered representative or indicative of future results or future performance. Unmanaged indices may assume the reinvestment of dividends, but generally do not reflect deductions for administrative and management costs and expenses.



      In addition, the Funds may also compare their performance to other income-producing securities such as (i) money market funds; (ii) various bank products (based on average rates of bank and thrift institution certificates of deposit, money market deposit accounts, and other accounts as reported by the Bank Rate Monitor and other financial reporting services, including newspapers); and (iii) U.S. treasury bills or notes. There are differences between these income-producing alternatives and the Funds other than their yields, some of which are summarized below.

      The yields of the Funds are not fixed and will fluctuate. The principal value of your investment in each Fund (except, under normal circumstances, the Columbia Daily Income Company) at redemption may be more or less than its original cost. In addition, your investment is not insured and its yield is not guaranteed. Although the yields of bank money market deposit and other similar accounts will fluctuate, principal will not fluctuate and is insured by the Federal Deposit Insurance Corporation up to $100,000. Bank passbook savings accounts normally offer a fixed rate of interest, and their principal and interest are also guaranteed and insured. Bank certificates of deposit offer fixed or variable rates for a set term. Principal and fixed rates are guaranteed and insured up to $100,000. There is no fluctuation in principal value. Withdrawal of these deposits prior to maturity will normally be subject to a penalty.

--------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      The Funds' most recent Annual Report to shareholders is a separate document supplied with this Statement of Additional Information. The financial statements, accompanying notes and report of independent accountants appearing in the Annual report are incorporated by reference into this Statement of Additional Information.

                         COLUMBIA HIGH YIELD FUND, INC.

                                     PART C

                                OTHER INFORMATION

Item 23.   Exhibits

           (a)    Registrant's Articles of Incorporation.(1)

           (b)    Restated Bylaws.(1)

           (c)    Specimen Stock Certificate.(1)

           (d)    Investment Advisory Contract.(1)


           (e)    Distribution Agreement.(4)


           (f)    Not applicable.

           (g1)   Custodian Contract with U S Bank N.A.(1)


           (g2) Global Custody Contract with J.P. Morgan Chase & Co., formerly The Chase Manhattan Bank.*


           (h1)   Transfer Agent Agreement.(1)

           (h2)   Amendment No. 1 to Transfer Agent Agreement.(2)

           (i)    Opinion of Counsel - Not applicable for this filing.

           (j)    Consent of Accountants.*

           (k)    Omitted Financial Statements - Not applicable.

           (l)    Not applicable.

           (m)    12b-1 Plan - Not applicable.

           (n)    Rule 18f-3 Plan - Not applicable.

           (o)    Not applicable.

           (p)    Code of Ethics.*

           (q)    All Powers of Attorney.(3)

           (1) Incorporated herein by reference to Post-Effective Amendment No. 5 to Registrant's Registration Statement on Form N-1A, File No. 33-65478 filed February 23, 1998.

           (2) Incorporated herein by reference to Post-Effective Amendment No. 8 to Registrant's Registration Statement on Form N-1A, File No. 33-65478 filed February 24, 1999.

           (3) Incorporated herein by reference to Post-Effective Amendment No. 18 to Columbia Short Term Bond Fund's Registration Statement on Form N-1A, File No. 33-8843 filed December 15, 2000.


           (4) Incorporated herein by reference to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A, File No. 33-65478 filed February 20, 2001.


           *   Filed herewith.

Item 24.   Persons Controlled by or Under Common Control with Registrant

           The Registrant is controlled by its Board of Directors, whose members also serve as members of the Boards of Directors or Trustees of the following investment companies: Columbia Common Stock Fund, Inc., Columbia Special Fund Inc., Columbia International Stock Fund, Inc., Columbia Growth Fund, Inc., Columbia Small Cap Fund, Inc., Columbia Daily Income Company, Columbia Fixed Income Securities Fund, Inc., Columbia Oregon Municipal Bond Fund, Inc., Columbia Short Term Bond Fund, Inc., Columbia Real Estate Equity Fund, Inc., Columbia National Municipal Bond Fund, Inc., Columbia Balanced Fund, Inc., Columbia Technology Fund, Inc., Columbia Strategic Value Fund, Inc., and CMC Fund Trust, each of which, including the Registrant, is organized under the laws of the State of Oregon. The Registrant and all of the other investment companies listed above, except for CMC Fund Trust, have investment advisory contracts with Columbia Funds Management Company, an Oregon corporation ("the Adviser"). Each series of CMC Fund Trust has an investment advisory contract with Columbia Management Co., an Oregon corporation ("CMC"). FleetBoston Financial Corporation ("Fleet") is a publicly owned multibank holding company registered under the Bank Holding Company Act of 1956. CMC, the Adviser, Columbia Trust Company and Columbia Financial Center Incorporated are indirect wholly owned subsidiaries of Fleet. See "Management" and "Investment Advisory and Other Fees paid to Affiliates" in the Statement of Additional Information.

Item 25.   Indemnification

           The articles of incorporation and bylaws of the Registrant provide that any director or officer of the Registrant may be indemnified by the Registrant against all expenses incurred by him in connection with any claim, action, suit or proceeding, civil or criminal, by reason of his being an officer, director, employee or agent of the Registrant to the fullest extent not prohibited by the Oregon Business Corporation Act and the Investment Company Act of 1940 and related regulations and interpretations of the Securities and Exchange Commission.

           Insofar as reimbursement or indemnification for expenses incurred by a director or officer in legal proceedings arising under the Securities Act of 1933 may be permitted by the above provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such reimbursement or indemnification is against public policy as expressed in the Act and therefore unenforceable. In the event that any claim for indemnification under the above provisions is asserted by an officer or director in connection with the securities being registered, the Registrant, unless in the opinion of its counsel the matter has already been settled by controlling precedent, will (except insofar as such claim seeks reimbursement of expenses paid or incurred by an officer or director in the successful defense of any such action, suit, or proceeding or claim, issue, or matter therein) submit to a court of appropriate jurisdiction the question whether indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

           The Registrant's directors and officers are also named insureds under an insurance policy issued by ICI Mutual Insurance Company.

Item 26.   Business and Other Connections of Investment Advisor

           Information regarding the businesses of the Advisor and its officers and directors is set forth under "Management" in the Prospectus and under "Management" and "Investment Advisory and Other Fees Paid to Affiliates" in the Statement of Additional Information and is incorporated herein by reference. Neither the Adviser nor any of its directors or officers has engaged in any business, profession, vocation or employment other than that of providing investment management services. Columbia Trust Company also acts as trustee and/or agent for the investment of the assets of pension and profit sharing plans in pooled accounts.

Item 27.   Principal Underwriters

           Pursuant to a distribution agreement with each of the Columbia Funds, including the Registrant, PFPC Distributors, Inc. is authorized to sell shares of each fund to the public. No commission or other compensation is received by PFPC Distributors, Inc. in connection with the sale of shares of the Columbia Funds. Certain information on each director and officer of PFPC Distributors, Inc. is set forth below:

Name and Principal            Positions and Offices                          Positions and Offices
Business Address*             with Provident Distributors                    with Registrant
------------------            ---------------------------                    ----------------------

Joseph T. Gramlich            Chairman                                                 None
Gary M. Gardner               President and Chief Executive Officer                    None
Bruno DiStefano               Vice President                                           None
Susan K. Moscaritolo          Vice President                                           None
Francis Koudelka              Vice President                                           None
Elizabeth T. Holtsbery        Vice President                                           None
Rita G. Adler                 Chief Compliance Officer                                 None
Christine A. Ritch            Chief Legal Officer, Secretary and Clerk                 None
Bradley A. Stearns            Assistant Secretary and Assistant Clerk                  None
John L. Wilson                Assistant Secretary and Assistant Clerk                  None
Douglas D. Castagna           Controller                                               None
Craig D. Stokarski            Treasurer                                                None
Robert F. Crouse              Director                                                 None
Susan G. Keller               Director                                                 None

*The principal business address for each director and officer of PFPC
 Distributors, Inc. is:

3200 Horizon Drive
King of Prussia, PA  19406


Item 28.   Location of Accounts and Records

           The records required to be maintained under Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 thereunder are maintained by the Registrant, Columbia Funds Management Company, and Columbia Trust Company at 1301 S.W. Fifth Avenue, Portland, Oregon 97201. Records relating to the Registrant's portfolio securities are also maintained by U S Bank N.A., 321 S.W. Sixth Avenue, Portland, Oregon 97208 and The Chase Manhattan Bank, 4 Chase Metrotech Center, 18th Floor, Brooklyn, New York 11245.


Item 29.   Management Services

           Not applicable.

Item 30.   Undertakings

           Not applicable.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that this Post-Effective Amendment meets all of the requirements for effectiveness under Rule 485(b) under the Securities Act of 1933 and Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Portland and State of Oregon on the 25th day of February, 2002.


                                  COLUMBIA HIGH YIELD FUND, INC.

                                  By     JEFF B. CURTIS
                                      ------------------------------------------
                                        Jeff B. Curtis
                                        President


         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below on the 25th day of February, 2002 by the following persons in the capacities indicated.


(i)        Principal executive officer:


           JEFF B. CURTIS                              President
--------------------------------------------
           Jeff B. Curtis


(ii)       Principal accounting and
           financial officer:


           JEFFREY L. LUNZER                           Vice President
--------------------------------------------
           Jeffrey L. Lunzer


(iii)      Directors:


*          JAMES C. GEORGE                             Director
--------------------------------------------
           James C. George

*          J. JERRY INSKEEP, JR.                       Chairman and Director
--------------------------------------------
           J. Jerry Inskeep, Jr.


*          PATRICK J. SIMPSON                          Director
--------------------------------------------
           Patrick J. Simpson


*          RICHARD L. WOOLWORTH                        Director
--------------------------------------------
           Richard L. Woolworth


*By:       JEFF B. CURTIS
     ---------------------------------------
           Jeff B. Curtis
           Attorney-In-Fact

                         COLUMBIA HIGH YIELD FUND, INC.

                                  EXHIBIT INDEX

Exhibit      Description
-------      -----------

   (a)       Registrant's Articles of Incorporation.(1)

   (b)       Restated Bylaws.(1)

   (c)       Specimen Stock Certificate.(1)

   (d)       Investment Advisory Contract.(1)


   (e)       Distribution Agreement.(4)


   (f)       Not applicable.

   (g1)      Custodian Contract with U S Bank N.A.(1)


   (g2) Global Custody Contract with J.P. Morgan Chase & Co., formerly The Chase Manhattan Bank.*


   (h1)      Transfer Agent Agreement.(1)

   (h2)      Amendment No. 1 to Transfer Agent Agreement.(2)

   (i)       Opinion of Counsel - Not applicable for this filing.

   (j)       Consent of Accountants.*

   (k)       Omitted Financial Statements - Not applicable.

   (l)       Not applicable.

   (m)       12b-1 Plan - Not applicable.

   (n)       Rule 18f-3 Plan - Not applicable.

   (o)       Not applicable.

   (p)       Code of Ethics.*

   (q)       All Powers of Attorney.(3)

   (1) Incorporated herein by reference to Post-Effective Amendment No. 5 to Registrant's Registration Statement on Form N-1A, File No. 33-65478 filed February 23, 1998.

   (2) Incorporated herein by reference to Post-Effective Amendment No. 8 to Registrant's Registration Statement on Form N-1A, File No. 33-65478 filed February 24, 1999.

   (3) Incorporated herein by reference to Post-Effective Amendment No. 18 to Columbia Short Term Bond Fund's Registration Statement on Form N-1A, File No. 33-8843 filed December 15, 2000.


   (4) Incorporated herein by reference to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A, File No. 33-65478 filed February 20, 2001.


   *   Filed herewith.